UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS, INC.

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Item 1:	Report to Shareholders.

Annual Report

SEPTEMBER 30, 2007	WASATCH CORE GROWTH FUND

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

WASATCH HERITAGE GROWTH FUND

WASATCH HERITAGE VALUE FUND

WASATCH INTERNATIONAL GROWTH FUND

WASATCH INTERNATIONAL OPPORTUNITIES FUND

WASATCH MICRO CAP FUND

WASATCH MICRO CAP VALUE FUND

WASATCH SMALL CAP GROWTH FUND

WASATCH SMALL CAP VALUE FUND

WASATCH STRATEGIC INCOME FUND

WASATCH ULTRA GROWTH FUND

WASATCH-HOISINGTON U.S. TREASURY FUND

Wasatch Funds, Inc.

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr., PhD, CFA President of Wasatch Funds

FELLOW SHAREHOLDERS:

Living through the market of the past year has felt a bit like riding a roller coaster — rapid climbs, big drops and frequent curves. In the end, we enjoyed a remarkably resilient economy and a robust market, with the S&P 500® Index gaining over 16%.

I am pleased with the performance of our funds in this environment, with eight of our 11 equity funds outperforming their primary benchmarks for the year. This despite continued headwinds from strong cyclical sectors like energy, which were underweight across most Wasatch Funds, and a challenged financials sector.

These results are at least partially due to the increasing traction we’re seeing on two major initiatives. First, we have expanded our research team over the last few years to better “cover the waterfront” across all industry segments. I think this year we saw the first true fruits from this expansion as we found a broader array of interesting companies. Second is what we call the “Alpha Project” — an intensive study of Wasatch’s past 20 years to better understand common drivers of our successes and failures. Several portfolio managers modified holdings and weightings this year based on this analysis. We are encouraged by what we have learned and have more digging to do.

We also continued to benefit from our global focus and international holdings. Our international research team is uncovering a breadth of companies that we believe are high quality with exciting growth potential. In fact our two international funds, the Wasatch International Growth Fund and the Wasatch International Opportunities Fund, were our best performing funds this year. The collaborative research culture at Wasatch allowed many of the companies held in these international funds to find their way into other appropriate Wasatch funds as well.

We were reassured by this year’s results, but more importantly, we are pleased with the long-term success of our funds. As of 9/30/07, the Wasatch Micro Cap Fund remains the #1 performing small cap growth fund out of 246 funds in the Morningstar U.S. domiciled Small Growth category for the past 10-year period.* The Wasatch Small Cap Value Fund is also coming up on its 10-year anniversary in December and has had solid long-term results. As long-term investors we take great pride when one of our funds ranks near the top of its class.

Just as we continuously look for ways to become better investors, we are also committed to improving our relationship with you, our shareholders. Identifying and addressing your specific needs, interests, and concerns is important to us, so earlier this year we conducted in-depth shareholder discussions and surveys. If you were part of this research, thank you for your input.

This research project provided insight into how we can serve you better. We will be using your feedback to make improvements to our web site and shareholder communications in the year ahead.

THE ECONOMY

The housing market collapse and subprime mortgage meltdown sent shockwaves through the economy in recent months. Whether this crisis has peaked is not known, as vibrations continue to be felt in the broader economy. I recently heard Jim Grant, a popular financial market commentator, sarcastically say, “Yes, the subprime crisis has been contained . . . to the planet earth.” But from a more optimistic view, the September interest rate cut by the Federal Reserve shows that the Fed is actively working to prevent this issue from spilling further into the economy. Meanwhile, the overall health of the economy is good and growth on the global front remains solid.

At a time when we’re hearing about some funds being hit hard by the subprime collapse, we are again reassured by our discipline to skip investments that don’t make sense to us. We had very little invested directly in the subprime arena because frankly we had trouble understanding the long-term business model of most of these companies. We want to clearly see what will drive the long-term success of companies in which we invest. This is not to say that we escaped the subprime issue unscathed though, as several of our housing related and financial companies experienced collateral damage. We still believe most of these companies have bright long-term prospects.

*The Morningstar ranking for the fund was derived using the total return of the performance figures associated with its three-, five- and 10-year periods, as of 9/30/07. The Wasatch Micro Cap Fund was ranked against the following numbers of U.S.-domiciled Small Growth funds over the following time periods: 656 funds in the last three years, 548 funds in the last five years, and 246 funds in the last 10 years. With respect to these Small Growth funds, Wasatch Micro Cap Fund received an absolute rank of 75, 36, and 1 for the three-, five- and 10-year periods, respectively. The absolute rank is the actual numerical rank of a fund among its category peers, which rank is based on a comparison of a fund’s performance to its peers over a given time period.

© 2007 Morningstar, Inc. All rights reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SEPTEMBER 30, 2007

While market volatility can cause our stomachs to churn right along with yours, I also think it can let us do some of our best work. Our bottom-up research helps us separate the stocks that we believe are poised for long-term success from those that aren’t. Making this distinction is crucial, because volatility can drive the prices of good companies down along with those of the bad. Since we constantly monitor the markets and these stocks, we’re prepared to act when market fluctuations give us the chance to snap up great companies at unduly low valuations.

As bottom-up investors, we also lay no claim to being great predictors of the economy or the market — and we don’t want to be seen that way. But of course we can’t ignore the potential subprime aftershocks. With this uncertainty hanging over the economy, we don’t expect the double-digit equity returns of the past year to be repeated in the coming 12 months. But, we are continuing to find a broad spectrum of interesting investments that we believe are well positioned for long-term success regardless of economic gyrations.

NEW PRODUCTS

We recently introduced two funds. As with all new Wasatch funds, we chose products in which we believe (a) that our expertise can add value for shareholders, and (b) will make our existing funds stronger through our collaborative research approach.

The Wasatch Emerging Markets Small Cap Fund™, launched on October 1, 2007, builds on the work that our international team is already doing as part of their global due diligence. This fund’s investment approach echoes what has been part of the Wasatch way from the very beginning — rooting out undiscovered companies that we believe are high-quality and have fundamental strengths that can fuel above-average growth over a long period of time. We think small cap companies in emerging markets are particularly interesting because these countries are rapidly developing and yet there are only two other funds focused on small cap companies within these markets.

The Wasatch Heritage Value Fund™, launched on August 30, 2007, focuses on larger companies, many of which we already actively follow as part of our deep due diligence on their smaller competitors. This new Fund employs the same time-tested value investing discipline that we use in our Small and Micro Cap Value funds — finding value companies with a catalyst for future growth. Given the greater market efficiency among larger stocks, the Heritage Value Fund is comprised of about 30 holdings so that we can take larger positions when we find compelling values.

I believe these new funds reflect a natural evolution for Wasatch as we continue to broaden our perspectives in an increasingly connected and global market place.

As we end this year, I feel like I have just gotten off the roller coaster. A somewhat wild ride, but enjoyable none the less. The difference in this amusement park is that we don’t get to select the rides we go on — making it that much more stimulating. I look forward with anticipation to each new day in the market; but more importantly, I feel good about the diligence that goes into managing each of our funds as we work to be successful over the long-term in an ever-changing world.

We genuinely appreciate the trust you have placed in us. Our goal every day, and in every action we take, is to repay that trust with our very best efforts and judgment, year in and year out.

Thank you for allowing us to manage your assets.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

WASATCH-HOISINGTON U.S. TREASURY FUND

For information about the performance and outlook of the Fund, please see the management discussion and portfolio summary on pages 28 and 29. The views expressed in the management discussion are those of Hoisington Investment Management Company, sub-advisor to the Fund, and may differ from the views of Wasatch Advisors, investment advisor to Wasatch Funds.

Information in this shareholder report regarding market or economic trends or the factors influencing the Funds’ historical or future performance reflects the opinions of Fund management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers, led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund gained 14.28% in the 12 months ended September 30, 2007, outperforming the Russell 2000 Index, which returned 12.34%.

The year began with generally stable equity market conditions, but the environment became increasingly choppy. The markets experienced some steep single-day declines in late February and early March, triggered by concerns over a slowing U.S. economy, weakness in international equity markets, and worries about the potential impact of difficulties among subprime mortgage lenders. Volatility subsided somewhat in the late spring and early summer, but returned in 2007’s third quarter, as more concrete signs of the impact of the subprime mortgage crisis became apparent.

Small cap stocks outperformed larger stocks in the first half of the period, which was somewhat surprising given the uncertain economic climate. In the second half, investors grew wary of risk, and began to favor large caps.

DETAILS OF THE YEAR

Acquisitions by private equity funds and corporate suitors affected the equity markets and our performance during the year. Although some of this activity tapered off due to the liquidity crunch resulting from the subprime mortgage crisis, the number and dollar amount of announced deals climbed for much of the year. We don’t seek out companies specifically because they might be acquisition targets, even though the stocks of such companies can rise rapidly. Rather, the same qualities that attract us to a company — experienced management team, sustainable competitive advantages, outstanding business model, and the ability to sustain above-average growth over the long term — often draw attention from private equity firms and strategic buyers.

Several of our holdings were acquired over the past year, with positive impact on the Fund’s performance. One of our top contributors for the year, Global Imaging Systems, is a prominent example. This supplier of copiers, imaging systems and related services consistently impressed us with its experienced management team and the sales force they built. Early in 2007’s second quarter, Xerox* acquired Global Imaging at a nearly 50% premium to its then-current stock price and we sold our position.

Acquisitions weren’t the only source of strong performance in the portfolio. Copart, one of our largest holdings, uses an online system to auction salvaged and recovered vehicles. The company’s positive results reflected its ability to improve margins by drawing a wider audience of avid bidders than traditional salvage auctions. In the financials sector, Axis Bank (formerly UTI Bank), is an India-based financial institution that is benefiting from the country’s economic expansion and rising demand for financial services from its growing middle class.

Notable contributions also came from Fund holdings that may be benefiting from the current economic environment. Strayer Education, a for-profit provider of post-secondary education, has a strong business model and solid management team that have enabled the company to improve same-school enrollment figures by a healthy level and raise forward earnings guidance. We believe that Strayer may benefit as economic uncertainty leads more workers to pursue additional education in order to improve their earnings and career prospects. In the health care sector — which tends to be relatively shielded from economic conditions — Pediatrix Medical Group enjoyed strong revenue growth during the year. The company began to broaden out from its core pediatric and neonatology practices to incorporate specialized practices that should drive future growth.

Our biggest detractor from performance was Pool Corp., a distributor of swimming pool equipment and supplies. Pool suffered from negative sentiment surrounding the new-housing market; management lowered forward earnings guidance as a larger-than-expected downturn in new pool construction in the company’s largest markets proved difficult to overcome. Our view is that the housing downturn will eventually pass. In the meantime, we are attracted to Pool’s large recurring revenues, as most of its business involves providing consumable maintenance products and services for existing pools. Over the longer term, we expect Pool’s repair and maintenance operations — an area in which it is gaining market share — to drive returns for shareholders.

OUTLOOK

In recent months, we’ve seen a more cautious tone enter the equity markets, and we don’t expect that to change in the immediate future. As the ultimate impact of the subprime mortgage crisis becomes clearer, however, the markets may begin to stabilize. Observers will be keeping a close eye on consumer spending, both during the coming holiday season and in the year that follows as consumers respond to rising energy prices and potentially greater inflation.

On average, we believe the earnings of the companies held in the Fund will grow around 19% over the next 12 months and the stocks are currently trading at approximately 22 times trailing earnings. Our companies’ earnings overall have been accelerating, and we believe they are positioned to continue to do so. Also, given the prevailing air of uncertainty, investors may be increasingly drawn to higher-quality companies like the ones we believe we hold. Market volatility has given us the opportunity to add a number of companies to the Fund for what we believe are favorable valuations. As the market comes to fully recognize these companies’ strong fundamental qualities, we believe they offer the potential for meaningful appreciation.

Thank you for the opportunity to manage your assets.

*As	of September 30, 2007, none of the Wasatch Funds were invested in Xerox Corp.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Core Growth Fund	14.28%	15.98%	12.52%
Russell 2000 Index	12.34%	18.75%	7.22%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.17%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Copart, Inc. Vehicle salvage services.	5.66%
O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	4.09%
Strayer Education, Inc. Post-secondary education.	3.98%
Sunrise Senior Living, Inc. Assisted living centers.	3.63%
SEI Investments Co.	3.38%
Outsource financial services provider.

Company	% of Fund
Healthways, Inc	3.12%
Disease management services.
Pool Corp. Swimming pool supplies distributor.	2.79%
Life Time Fitness, Inc.	2.74%
Physical fitness centers.
PSS World Medical, Inc.	2.70%
Medical products distributor.
Pediatrix Medical Group, Inc. National network of neonatologists.	2.23%

*	As of September 30, 2007, the Fund had 34.32% invested in the Top 10 equity holdings and there were 69 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers, led by Noor Kamruddin.

Noor Kamruddin Portfolio Manager

OVERVIEW

The Wasatch Global Science & Technology Fund performed well during the 12-month period ended September 30, 2007. The Fund delivered a gain of 31.63%, well above the 19.48% return of its benchmark, the Russell 2000 Technology Index. We are pleased with the Fund’s outperformance in light of the fact that large cap stocks, in which the Fund held a lower-than-average weighting, outperformed their mid and small cap counterparts during the period.

The most important factor helping the Fund overcome this headwind was the strength of individual stock selection. We believe this helps to illustrate the effectiveness of our bottom-up, research-driven approach. The Fund’s performance was helped by our ability to take advantage of the Multiple Eyes™ approach to research at Wasatch, where findings are shared across investment groups. Additionally, our ongoing search for investment opportunities in the international markets enabled the Fund to gain a boost from the strong performance of a number of companies located overseas. At year-end, more than half of the Fund was invested outside of the United States. While in the past, technology investors largely have been restricted to the United States, globalization is leading other regions to take a bigger share of the pie. Countries in which the Fund has a large weighting are Brazil and India, where we have a positive outlook for companies that can capitalize on strength in consumer spending, and Singapore, a key manufacturing hub for China’s booming economy.

DETAILS OF THE YEAR

A number of the Fund’s leading contributors to performance during the past 12 months were companies based overseas. For example, the Singapore-based hard disk drive maker MMI Holdings Ltd. generated a 70%+ return for the Fund when it was acquired at a substantial premium by a private equity firm. The cellular provider America Movil S.A.B. de C.V. based in Mexico, also delivered a strong gain for the Fund. The company is benefiting as cheaper handset prices and robust economic growth are making wireless service affordable for a rapidly expanding pool of consumers. Weg S.A., a maker of high-end motors, generators and transformers; and B2W Companhia Global do Varejo, an Internet consumer company often referred to as the “Amazon.com of Brazil,” were also among the overseas holdings that made strong contributions to performance.

O2Micro International Ltd., a semiconductor company and long-term portfolio holding, also performed well. The company settled litigation issues that allowed its strong fundamentals to be more accurately reflected in its stock price. Another notable contributor was Intuitive Surgical,

Inc., a maker of robotic machines for minimally-invasive surgery. The stock has benefited as adoption of robotic machines accelerates.

The leading detractor from performance was Isilon Systems, Inc., a maker of storage solutions for digital content. We bought the stock at its initial public offering in December 2006, and added to our position after the company missed earnings in the second quarter. Unfortunately, Isilon announced another quarterly miss in July, causing its shares to suffer a second down leg. We believe that these earnings shortfalls do not indicate a fundamental problem, but are simply an issue of a young company learning how to provide correct earnings guidance to investors. We continue to hold the stock in the Fund, believing its technology is compelling and its potential market is huge. Also faring poorly were Neurochem, Inc. and Symyx Technologies, Inc., both of which have been sold. The biotechnology company Amgen, Inc., whose shares fell due to an unfavorable ruling regarding dosage levels for two of its key drugs, was another notable detractor. We believe investors have overestimated the potential impact of the ruling. In our opinion, Amgen’s shares have become undervalued — particularly in light of its strong pipeline of new treatments — and we continue to hold it in the Fund.

OUTLOOK

Investors who follow the financial press will know that the outlook for the economy and the markets is unclear at this stage. Further, the “consensus” view seems to shift with each new release of economic data. We avoid looking at such trends so we can focus our energy on what we do best: conducting intensive fundamental research in an effort to find high-quality companies with sales momentum and identifiable competitive advantages. This emphasis is particularly crucial in the health care and technology sectors, where research and company visits can reveal important information about new products, competitive threats, and potential opportunities. We believe this hands-on approach will help the Fund navigate whatever environment might unfold in the months ahead.

Thank you for the opportunity to manage your assets.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Wasatch Global Science & Technology Fund	31.63%	24.08%	10.05%
Russell 2000 Technology Index	19.48%	20.24%	-3.65%
Nasdaq Composite Index	20.52%	18.94%	1.00%
Lipper Science & Technology Index	25.52%	19.47%	-4.34%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 1.94%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Weg S.A. (Brazil) Electric motors and components.	3.46%
Cognizant Technology Solutions Corp., Class A Professional technology services.	3.45%
America Movil S.A.B. de C.V., Series L (Mexico) Wireless telecommunication services.	2.94%
NII Holdings, Inc. Wireless communications provider.	2.36%
F5 Networks, Inc. Network management applications.	2.36%

Company	% of Fund
RaySearch Laboratories AB (Sweden) Dosage software for radiology.	2.17%
NetLogic Microsystems, Inc. Semiconductors.	2.14%
O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	2.14%
Tessera Technologies, Inc. Miniaturization technologies for the electronics industry.	2.10%
B2W Companhia Global do Varejo (Brazil) Online retailer.	2.06%

*	As of September 30, 2007, the Fund had 25.18% invested in the Top 10 equity holdings and there were 110 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: December 19, 2000. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. The Lipper Science & Technology Index is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. You cannot invest directly in these indexes.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers, led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The 12-month period ended September 30, 2007 was a rewarding period to be invested in equities as the Russell Midcap Growth Index, the Fund’s benchmark, delivered a 21.22% return.

Despite the substantial rise in stock prices, the year was not without volatility. In fact, market turbulence was reminiscent of the frequent and profound swings of the dot-com era. Investor fear caused the market to pull back significantly in March and then again in August, but by the end of September it had regained all of its losses and then some.

The Wasatch Heritage Growth Fund also enjoyed a nice return of 13.59%. However, despite the positive return, we were disappointed with the underperformance versus the benchmark.

The Index has a much higher weight than the Fund in materials and energy, two of the best performing sectors over the past year due to a general rise in commodity prices. While it can be frustrating to miss out on such oversized gains, we believe that our success is dependent upon remaining true to our investing philosophy.

For example, the aforementioned sectors are laden with companies whose earnings are tied to the price of an underlying commodity. When commodity prices go up and down, the companies’ earnings and stock prices generally follow. Because commodity prices are difficult to forecast and largely beyond management’s control, we believe that if we had high exposure to these types of companies it could leave us vulnerable to a reversion to the mean.

An eclectic group of companies contributed to the Fund’s success during the year. Fashion retailers and wholesalers like Esprit Holdings Ltd. and Coach, Inc. fared well, as did technology companies Amphenol Corp., ON Semiconductor Corp. and Cisco Systems, Inc.

The dominant theme among our underperforming stocks was exposure to the housing and credit markets, sparked by investor reaction to subprime issues that enveloped lenders. As credit risk was repriced, companies like CB Richard Ellis Group, Inc., AmeriCredit Corp. and Capital One Financial Corp. that have little, if any, direct exposure to subprime mortgage lending, saw their stock prices, by our estimation, unjustly punished. The pullback gave us opportunities to bargain shop.

DETAILS OF THE YEAR

We are bottom up investors with the goal of building a portfolio of quality companies that we think can control their own destinies, ideally doubling their earnings about every five years. We do look at macroeconomic factors as they relate to our holdings, but we do not make investment decisions based on short term market trends and fluctuations.

Although benchmarks serve a purpose, we don’t hold ourselves hostage to them. When we find a compelling opportunity to purchase a stake in a company, we’re willing to wait until the market recognizes what we believe is the pent up value. Sometimes that reward comes immediately, but more often it takes time. As long as a company’s business results continue to meet our expectations, we don’t mind waiting for its stock to be rewarded.

Over the past year, and particularly during the last few months, the stock prices of many of our highest-conviction holdings struggled. While being wary of value traps —companies with declining momentum or growth that look inexpensive compared to prior valuations — we believe that these high conviction companies will continue to grow their earnings and they are trading at increasingly attractive valuations.

Esprit Holdings Ltd., a European fashion retailer, is an example of a company that gained some traction in the market over the past year, and was the Fund’s top contributor to performance. Although the company stumbled on some fashion and inventory issues about a year ago, it has recaptured momentum and is benefiting from a global presence. We think that Esprit will continue to capture market share in Europe and gradually increase its presence in Asia and North America, which should continue to drive growth.

During the last three months, we decided to sell our stake in Countrywide Financial, which was a long-term holding in the Fund. As subprime mortgage issues caused liquidity in the credit markets to dry up, Countrywide was driven into a financial crisis. When we determined that we couldn’t accurately forecast earnings, we sold our position, fortunately at prices well above the stock’s eventual lows.

OUTLOOK

We are constantly reassessing companies in the Fund. This frequent exercise continues to reaffirm our belief that the Fund holds quality companies and that becoming impatient would be a mistake.

Even though economic uncertainty is prevalent in the market, we seek to tune out the noise by focusing on critical components that we believe determine a company’s long-term potential. Two of the simplest measurements, when used in conjunction with each other, form one of our preferred forecasting mechanisms — a company with a P/E ratio roughly equal to its growth rate is one that we’re interested in pursuing.

While this is not a complex formula, it often takes considerable discipline to adhere to it. We believe it is our disciplined investment process that sets us apart from the crowd.

Thank you for the opportunity to manage your assets.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Wasatch Heritage Growth Fund	13.59%	N/A	9.08%
Russell Midcap Growth Index	21.22%	N/A	14.58%
Russell 1000 Growth Index	19.35%	N/A	9.46%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 0.95%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks, including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Amphenol Corp., Class A Interconnect products manufacturer.	3.61%
WellPoint, Inc. Health maintenance organization.	3.56%
Alliance Data Systems Corp. Transaction, marketing and credit services.	3.48%
Infosys Technologies Ltd. Business and information technology consulting.	3.35%
America Movil S.A.B. de C.V., Series L (Mexico) Wireless telecommunication services.	3.12%

Company	% of Fund
DaVita, Inc. Kidney dialysis centers.	2.95%
Cisco Systems, Inc. Internet Protocol-based networking products.	2.74%
Coach, Inc. Handbags and accessories.	2.55%
L-3 Communications Holdings, Inc. Defense contractor.	2.37%
Covance, Inc. Drug development services.	2.35%

*	As of September 30, 2007, the Fund had 30.08% invested in the Top 10 equity holdings and there were 66 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged total return index of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these indexes.

WASATCH HERITAGE VALUE FUND (WAHVX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Heritage Value Fund is managed by a team of Wasatch portfolio managers, led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

The Wasatch Heritage Value
Fund returned 2.40% from its inception on August 30, 2007 through September 30, 2007. Our first month was spent establishing initial positions. We are not fully invested yet, as we are carefully choosing our entry points in this volatile market, but we expect to be in the near future.

BACKGROUND

Over the better part of the last decade Wasatch has developed a core competency in value investing. Our value origins date back to 1997 when we launched the Wasatch Small Cap Value Fund to invest in “fallen angels” — growth companies that have hit a bump in the road but not the end of the road. After gaining experience, we broadened our definition of value to include additional types of value stocks. In 2003, we expanded our capabilities once again with the opening of the Wasatch Micro Cap Value Fund.

With the success of the Small Cap Value and Micro Cap Value funds, we decided that the most logical extension of our value process was to apply it to mid and large cap stocks, since we were already researching larger companies to better understand our smaller names. A larger cap fund would allow us to invest in some of the interesting value stocks that we were seeing but not able to purchase because they were too big for our existing funds.

As we researched these larger value stocks, we were pleased with the opportunities we were finding in this space. Confident in our approach, we opened the Heritage Value Fund, choosing the “Heritage” name since the Fund is a direct extension of our proven heritage in value investing.

The Heritage Value Fund will typically own approximately 30 attractively priced stocks with market capitalizations of $3 billion or more. We manage the portfolio using the same investment process that has worked so well in our other value funds. The process is driven by bottom-up fundamental research aimed at finding stocks whose discounted prices seem unwarranted.

One of the unique aspects of the Fund is our broad definition of value — we don’t limit ourselves to one box within the style. Specifically, we invest in these four subcomponents of value:

•

Fallen angels. A fallen angel is a growth company whose stock has fallen sharply over a short period of time due to some kind of bump in the road — perhaps quarterly earnings were disappointing or a regulatory filing was delayed. Based on our assessment of its long-term potential, we believe that the market has overreacted and that the company will return to growth.

•

Value momentum. A stock in this category is inexpensive because it hasn’t shown any growth for a while. Wall Street may have left the company for dead, but we have identified a positive catalyst brewing beneath the surface that should cause earnings to accelerate.

•

Deep value. A deep value company is one that is exceptionally cheap relative to its five- or 10-year history but whose business seems to have stabilized. This is the type of name that most investors think of when they hear “value stock” — it is the traditional definition of value.

•

Special situations. A special situation may be a company that has been spun off from another, has just emerged from bankruptcy or is undergoing financial restructuring. These stocks often trade at discounts because they are misunderstood or overlooked by the market.

Although we think about value stocks in terms of these four categories, we haven’t set any targets for how much of the Fund should be invested in each one. We are purely opportunistic buyers and evaluate each holding on its own merits. If we think that a stock can return 15% or more including dividends over the next 18 months, we are willing to own it, regardless of which value “bucket” it falls into.

In addition to our broad value approach, Heritage Value’s concentration and global focus also distinguish it from other value funds. The reason the portfolio holds only about 30 stocks is that we want to take full advantage of price inefficiencies when we see them. Undervalued companies are fewer and farther between in the widely covered larger cap arena, so when we find a name that appears poised for significant appreciation, we want to take a sizeable position. We feel comfortable running such a concentrated portfolio given the intense research we do on each holding and because these are generally liquid stocks — they are relatively easy to buy and sell — of financially solid companies.

In terms of our global focus, up to 30% of the Heritage Value Fund has been earmarked for non-U.S. stocks. This is another example of how the Fund leverages research that Wasatch is already doing. Not only have we been covering larger cap stocks of U.S. companies to broaden our perspective on smaller names, we have also been following many larger cap stocks outside the United States.

All of us at Wasatch are pleased to be offering our value discipline and research process to investors through the new Heritage Value Fund. I look forward to updating you on the progress of the Fund in the quarters and years ahead.

Thank you for the opportunity to manage your assets.

WASATCH HERITAGE VALUE FUND (WAHVX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 8/30/07*
Wasatch Heritage Value Fund	N/A	N/A	2.40%
Russell 1000 Value Index	N/A	N/A	3.92%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Heritage Value Fund are 0.97%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
America Movil S.A.B. de C.V., Series L ADR (Mexico) Wireless telecommunication services.	3.55%
HudBay Minerals, Inc. (Canada) Integrated mining company.	2.98%
Deere & Co. Agricultural, commercial and construction equipment.	2.93%
Alcoa, Inc. Aluminum producer.	2.93%
Uranium One, Inc. (Canada) Uranium producer.	2.92%
Sun Microsystems, Inc. Computer networking technologies.	2.92%

Company	% of Fund
Goodrich Corp. Systems and services for aerospace and defense.	2.92%
Anadarko Petroleum Corp. Oil and gas developer.	2.91%
Teva Pharmaceutical Industries Ltd. ADR (Israel) Generic pharmaceutical developer.	2.89%
Cisco Systems, Inc. Internet Protocol-based networking products.	2.89%

*	As of September 30, 2007, the Fund had 29.84% invested in the Top 10 equity holdings and there were 31 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN†

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

††

Inception: August 30, 2007. † The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged total return index of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest in these indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley and Laura G. Hoffman.

Roger D. Edgley, CFA Portfolio Manager	Laura G. Hoffman, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund produced a robust gain of 34.02% for the 12 months ended September 30, 2007 and outperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 21.25%.

Strong global economic growth provided a favorable backdrop for international equities throughout the year. Infrastructure growth in emerging countries like China and India supported growth in industrial economies in Continental Europe and Scandinavia. The Fund did well in this environment and positive performance was broad based across sectors and geographic regions. The financials, industrials, consumer discretionary and energy sectors contributed the most to the Fund’s performance. Geographically, the only notable area of weakness was Japan.

While the subprime mortgage problems and credit crunch that began to unfold during the summer in the U.S. created volatility in the global equity markets, the fundamentals and operations of the companies we held were largely unaffected. The Fund had little to no weight in companies with exposure to subprime credit.

DETAILS OF THE YEAR

Economic growth in many emerging markets is creating a halo effect that we believe is fueling economic growth throughout the world. This has provided some interesting themes and attractive investment opportunities, especially in the financials, industrials and consumer discretionary sectors.

In the past 12 months, the financials sector was by far the best contributor to the Fund’s performance. Several securities exchanges did especially well as they benefited from increased trading volume. Two banks in India were also strong performers. Infrastructure Development Finance Co. Ltd., a provider of financing for infrastructure projects in India, saw profits rise 26% as the company benefited from India’s 40% increase in infrastructure spending this year. HDFC Bank Ltd. has done well by providing financial products and services to India’s growing middle class.

Global real estate, part of the financials sector, has been another source of interesting opportunities in part due to the growth of emerging markets, where better employment and lower interest rates have increased demand for housing and commercial buildings. A notable example of the real estate trend in emerging markets is Brazil where we have seen urbanization and increasing home ownership rates. The Fund benefited from investments in two Brazilian homebuilders — Even Construtora e Incorporadora S.A. and Gafisa.

Growth of industrial companies largely has been fueled by infrastructure projects in emerging countries. During the year, the Fund benefited from a number of investments in European industrial companies. Palfinger, an Austria-based manufacturer of hydraulic lifting, loading and handling systems, enjoyed increased orders and posted strong revenues and earnings. Outotec Oyj, a Finland-based minerals and metals processor, benefited from an industry-wide imbalance in supply and demand resulting in a backlog of orders.

Better job prospects are contributing to the growth of a middle class in many emerging countries. These consumers have the discretionary income to buy clothes, accessories and electronics. They also have the means to finance big-ticket purchases like homes and cars and are doing so at an unprecedented rate. Consumers, particularly in China, have been positive catalysts for the Fund over the past 12 months. The Fund’s top overall contributor was China Hongxing Sports, a designer, manufacturer and retailer of athletic shoes and apparel. The company is expanding throughout China, and has strong same store sales and improving margins.

Oil rose to an all-time high over $80 per barrel this year, supporting the stock prices of many of the Fund’s energy investments. TGS-NOPEC Geophysical Co. ASA, a provider of geoseismic data for energy exploration, was a top contributor as tight supply and insatiable demand led to increased exploration for new sources of oil and gas.

The Japanese market struggled throughout the year as economic growth slowed from an already sluggish pace, and political turmoil culminated in the resignation of prime minister Shinzo Abe in September. The Fund avoided much of the negative impact from Japan because it was significantly underweight with an average weight of nearly 11% compared to an Index weight of over 26%. Our low weighting does not mean we are ignoring this market. Two Wasatch analysts recently visited Japan and we have developed a strong watch list of companies, especially some in the industrials sector that we believe can grow even in a stagnant economy.

OUTLOOK

We are excited about the prospects of small companies in developed and emerging countries and we like the stable economic growth we’re seeing outside the U.S. The global economy is less tied to the U.S. than in the past, although what happens in the U.S. will undoubtedly continue to affect markets worldwide. Economies in emerging countries continue to benefit from infrastructure spending and better access to capital from domestic sources. Infrastructure projects in emerging countries are creating strong demand for the products and services of industrial companies in Europe and other parts of the world, helping to sustain global economic growth.

As always, our focus remains on investing in international small companies that we think have outstanding growth prospects and are reasonably valued. We believe our success at investing in companies with these qualities, will be more important to the Fund’s long term performance than the investing environment.

Thank you for the opportunity to manage your assets.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
Wasatch International Growth Fund	34.02%	27.07%	22.69%
MSCI World Ex-U.S.A. Small Cap Index	21.25%	27.78%	22.40%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.78%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
China Hongxing Sports Ltd. (China) Athletic wear retailer.	2.84%
Arques Industries AG (Germany) Industrial turnaround specialist.	2.05%
Thielert AG (Germany) High performance engine and component manufacturer.	1.78%
Outotec Oyj (Finland) Minerals and metals processor.	1.75%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda) Wealth management and financial services.	1.74%

Company	% of Fund
Infrastructure Development Finance Co. Ltd. (India) Financing for infrastructure projects.	1.63%
TGS-NOPEC Geophysical Co. ASA (Norway) Geoscience data for energy exploration.	1.61%
Burckhardt Compression Holding AG (Switzerland) Compressors for industrial applications.	1.60%
JSE Ltd. (South Africa) Securities exchange.	1.59%
WorleyParsons Ltd. (Australia) Professional services for the energy, resources and complex processes industries.	1.52%

*	As of September 30, 2007, the Fund had 18.11% invested in the Top 10 equity holdings and there were 120 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: June 28, 2002. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers, led by Roger D. Edgley and Blake H. Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund gained 42.73% in the 12 months ended September 30, 2007 and outperformed the MSCI World Ex-U.S.A. Small Cap Index, which gained 21.25%.

The Fund and the global markets were able to outperform their U.S. counterparts at a time when there were significant uncertainties on the macroeconomic front. Among the areas of concern were fears that a slowing housing market and difficulties among U.S. subprime mortgage lenders and borrowers would reverberate throughout global economies.

Although the subprime mortgage crisis in the U.S. had little impact on international companies’ operations, concerns about problems it might cause weighed on market sentiment and on global stock prices. Market uncertainty also sparked a flight to quality that saw investors favor more liquid, larger-cap stocks over smaller caps. Given that we lean toward the micro cap end of the global equity spectrum, this created a significant headwind for us to contend with later in the period.

Holdings in the consumer discretionary and financials sectors continued to serve as the driving forces in the Fund’s performance. Every major sector posted positive results in the 12-month period, despite the challenges seen in the last three months. We feel confident in the quality of our top holdings, and believe in their long-term growth potential.

Our intensive due diligence, which includes extensive travel to a wide range of companies and countries, played a critical role in our selection of individual stocks. We believe this approach to international fund management sets us apart from the bulk of our peers, and gives us insights into companies that might otherwise be overlooked.

DETAILS OF THE YEAR

In the consumer discretionary sector, athletic shoe and apparel maker China Hongxing Sports Ltd., our largest holding, was the top contributor to performance. We think the company’s success is due to its appealing products, efficient operations, and effectiveness at reaching emerging market consumers. Looking ahead, the company’s stock may benefit from an entirely different situation, as China is relaxing some of its tight investment regulations, and may allow Chinese investment dollars to flow into Singapore-based stocks like China Hongxing. Given the size of this potential asset flow, the impact on Singapore equity valuations could be significant.

Our financial stocks performed well overall for the year, benefiting from the increased sophistication of foreign financial markets and international consumers. Unfortunately, late in the period, worries about the fallout from subprime mortgages in the U.S. pressured financial stocks almost indiscriminately, hurting even those companies with no exposure to subprime lending. Home Capital Group, Inc., a Canadian mortgage lender and credit-card issuer, and Korean online securities broker Kiwoom Securities Co. Ltd. are two examples of companies that were punished this way. Both still produced positive results for the year, however, as the market once again recognized their fundamental strengths and lack of involvement in the subprime area.

Former top-five holding EganaGoldpfeil Holdings Ltd., which markets jewelry, watches, and other luxury goods in Asian and European markets, had been a strong performer for the Fund, but suffered severe losses recently. It appears that the financial reports put forth to the public — including ourselves — were not accurate. The extent of the misstatements remains unclear.

This turn of events has been quite shocking, given that the company did not display many of the characteristics that normally would have sent up a red flag. Unfortunately, even a careful, hands-on research process cannot eliminate the risk of misrepresentation on a company’s part.

OUTLOOK

We continue to have confidence in the power of emerging market consumers. Encouraging factors include the size of the markets, such as China, India, and Brazil, where consumer spending is rising. Emerging economies also continue to benefit from infrastructure spending and better access to capital. Further, infrastructure projects in emerging nations are creating strong demand for the products and services of industrial companies in Europe and other parts of the world, helping to sustain global economic growth.

While subprime lending woes are weighing heavily in the U.S., in our recent travels through Asia we have found that many companies are not concerned with these developments. International markets are increasingly decoupling from the U.S., which enhances the diversification aspect of international investing, and creates exciting new opportunities.

Until the subprime problems are closer to being resolved, we expect to see continued emphasis on liquidity and larger cap stocks in the equity markets. We anticipate that micro cap stocks are thus likely to face somewhat of a headwind, perhaps for much of the coming year. As the situation stabilizes, though, we believe the companies held by the Fund will be more fully appreciated in the marketplace. In the meantime, we will carefully monitor our holdings, and remain on the lookout for attractive investment opportunities. We believe our success at investing in companies with outstanding growth prospects at reasonable valuations, more than movements in the broader equity markets, will drive the long-term outcome for the Fund.

Thank you for the opportunity to manage your assets.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
Wasatch International Opportunities Fund	42.73%	N/A	27.94%
MSCI World Ex-U.S.A. Small Cap Index	21.25%	N/A	19.31%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.63%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
China Hongxing Sports Ltd. (China) Athletic wear retailer.	5.21%
Arques Industries AG (Germany) Industrial turnaround specialist.	2.31%
Acta Holdings ASA (Norway) Financial advisory services.	2.24%
RaySearch Laboratories AB (Sweden) Dosage software for radiology.	2.22%
Goodpack Ltd. (Singapore) Shipping containers and packaging solutions.	1.90%

Company	% of Fund
KIWOOM Securities Co. Ltd. (Korea) Online securities broker.	1.85%
JSE Ltd. (South Africa) Securities exchange.	1.82%
IMAREX ASA (Norway) Financial derivatives exchange.	1.78%
MegaStudy Co. Ltd. (Korea) Online education provider.	1.69%
Ezra Holdings Ltd. (Singapore) Marine services support.	1.61%

*	As of September 30, 2007, the Fund had 22.63% invested in the Top 10 equity holdings and there were 119 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in the Index.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers, led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The 12-month period ended September 30, 2007 was a good year for the Wasatch Micro Cap Fund. The Fund gained 18.72% and outperformed the Russell 2000 Index (the “Index”), which rose 12.34%, and the Russell Microcap Index, up 9.68%.

Overall, the portfolio’s investments in both U.S. and international companies generated substantial increases and contributed to outperformance of the Index. Our foreign holdings in the consumer discretionary and financials sectors were the reason for such strong results in these sectors, which were two of the weakest areas of the U.S. market, particularly in the volatile third quarter of 2007. The Fund’s positions in the information technology and health care sectors also posted significant gains and added value on a relative basis.

The outlook for the U.S. economy is uncertain due to problems in the housing and subprime mortgage markets. However, we believe that the portfolio is well positioned for the future, regardless of how these big-picture developments unfold. By remaining focused on the quality, value and growth prospects of individual companies, we feel confident that the Fund has the potential to succeed over the long term.

DETAILS OF THE YEAR

Wasatch casts a wide net when looking for interesting companies, and approximately 20% of the Fund’s total market value was invested in foreign-listed stocks* this period. In aggregate, our international holdings outpaced the healthy gain from our domestic holdings and were an important source of strength relative to the Index. Five of the portfolio’s top 10 contributors were foreign stocks, including three consumer names that benefited from rising affluence in emerging Asia: China Hongxing Sports Ltd. (China), an athletic shoe and apparel manufacturer; Raffles Education Corp. Ltd. (Singapore), a provider of training and design courses; and Ports Design Ltd. (Hong Kong), a fashion retailer.

Our investments in China Hongxing, Raffles Education and Ports Design drove strong absolute and relative returns in the consumer discretionary sector. We have highlighted these stocks as top contributors in previous reports, since they have been consistently good performers over the past 18 to 24 months. Adhering to our valuation discipline, we have been trimming our positions in China Hongxing and Raffles on price strength. We sold Ports in early 2007, concluding that the stock had become expensive relative to our assessment of its earnings potential. That said, we continue to find many attractively priced non-U.S. companies with exciting growth prospects. For example, we recently added auto parts manufacturer Martinrea International, Inc. (Canada) to the Fund, and the stock was a significant contributor this period. The company made a major, strategic acquisition in late 2006 that is expected to generate operational efficiencies and, in turn, greater profitability.

Losses on securities tied to subprime mortgages created headwinds for the financials sector, as investors tried to sort out the magnitude and extent of the damage. In fact, financials was the only group in the Index to post a loss. Our holdings in this challenging area of the market did well, led by strong gains from a number of our international stocks. One of the Fund’s best-performing names was Arques Indus- tries AG (Germany), a company that acquires, restructures and then sells businesses that are in special situations, such as turnaround candidates. Arques made good progress towards its goal of acquiring 18 businesses in 2007 and announced several successful exits. The portfolio also benefited from our low direct exposure to the subprime mortgage market.

While the Fund’s overall performance was strong, a hand- ful of individual investments turned in particularly disappoint- ing results, including EganaGoldpfeil Holdings Ltd. (Hong Kong) and Beacon Roofing Supply, Inc. EganaGoldpfeil Holdings Ltd., a distributor of jewelry and leather products, fell sharply over the summer as a chain of negative events raised doubts about management’s integrity and the company’s future profitability. Beacon Roofing Supply, a U.S.-based distributor of building materials, came under pressure due to the weaker environment for residential housing construction. We were disappointed by its performance but, as patient investors, remain focused on the company’s long-term prospects, which we believe are bright. Approximately 70% of its sales are related to replacement roofing, rather than new construction, where demand tends to be more stable. In addition, Beacon has embarked on an acquisition strategy that should drive margin expansion given the scalable nature of its business model.

OUTLOOK

We remain positive in our long-term outlook for the Fund. Valuations in the portfolio appear reasonable, and we feel comfortable with the quality and earnings growth potential of our holdings. On a weighted-average basis, we estimate that our companies will deliver mid-teens earnings growth in the upcoming reporting season. That level of growth is significantly higher than the approximately 4% growth rate expected from the broad small cap market, as measured by Merrill Lynch using consensus estimates.

The full economic impact of the downturn in the housing and subprime mortgage markets remains unknown — uncertainty which may fuel continued volatility. The silver lining of the big price swings is that they create buying opportunities, and we recently added some interesting names to the portfolio. We remain focused on identifying and investing in what we believe are high-quality companies at reasonable values. By sticking with our bottom-up discipline throughout economic and stock market cycles, we believe that the Fund has the potential to generate solid results over time.

Thank you for the opportunity to manage your assets.

*	These holdings excluded American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Micro Cap Fund	18.72%	21.89%	20.32%
Russell 2000 Index	12.34%	18.75%	7.22%
Russell Microcap Index	9.68%	19.46%	N/A

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.15%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	3.71%
China Hongxing Sports Ltd. (China) Athletic wear retailer.	2.52%
VNUS Medical Technologies, Inc. Minimally invasive varicose vein treatment.	2.47%
Power Integrations, Inc. Semiconductors.	1.85%
Healthways, Inc. Disease management services.	1.65%
Big 5 Sporting Goods Corp. Sporting goods retailer.	1.61%

Company	% of Fund
Providence Service Corp. (The) Management of U.S. government-sponsored social services.	1.57%
Abaxis, Inc. Portable blood analysis systems.	1.57%
LMA International N.V. (Singapore) Devices for airway supoport during surgery.	1.56%
SM&A Competition management services.	1.55%

*	As of September 30, 2007, the Fund had 20.06% invested in the Top 10 equity holdings and there were 140 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers, led by John Malooly and Brian Bythrow.

John Malooly, CFA Portfolio Manager	Brian Bythrow, CFA Portfolio Manager	OVERVIEW The Wasatch Micro Cap Value Fund gained 22.84% for the 12 month period ended September 30, 2007 and significantly outperformed the Russell 2000 Index, which gained 12.34%.

The market environment was generally positive in the last three months of 2006, but in the first quarter of 2007 a considerable amount of uncertainty began to permeate the market. Equities endured some precipitous one-day declines when faced with concerns about the overall strength of the U.S. economy and the potential impact of problems with subprime mortgage lenders and borrowers. These worries seemed to ease in the spring, but returned during the sum-mer, as difficulties with subprime mortgages led to a liquidity crunch that had broad impact on the equity markets.

In the first six months of the period, small cap stocks continued to outperform large caps, despite economic concerns that would normally lead investors to favor larger stocks. Micro caps, however, underperformed small caps, suggesting that some degree of caution was entering the market. In the period’s second half, that caution gained momentum, and investors began to favor large caps, with micro caps turning in the weakest performance.

We believe a key to the Fund’s outperformance during this period was our strategy of underexposing the portfolio to companies that rely heavily on spending by U.S. consumers. Instead, we favored companies that are focused on consumers from emerging economies where growth is occurring at a faster rate and the markets are not oversaturated. Strong individual stock selection, as well as the somewhat defensive characteristics of many of our companies, also contributed to outperformance in the uncertain climate.

DETAILS OF THE YEAR

Even though the full impact of falling real estate values and the subprime mortgage crunch is not yet clear, these issues weighed on consumer sentiment. By seeking out companies that focus on consumers in emerging markets, we hope to sidestep problems in the U.S.

In keeping with these efforts, China Hongxing Sports Ltd. (China) was the single-largest contributor to the Fund’s performance in the past 12 months, just as it was in 2006. The company, which produces and sells branded athletic shoes and apparel, has been benefiting from the buildup to the 2008 Beijing Olympics. It also appears positioned for growth long after the Games conclude, as demand for its products is likely to remain strong in an economy that still has much room for expansion. Even the entry of a com-

petitor in the public market was a benefit, as comparisons between the two companies favored China Hongxing. Although the company has already enjoyed a great run, we believe it has strong long-term growth potential.

VNUS Medical Technologies, Inc. exemplifies another of our strategies: to identify companies that combine defensive characteristics — such as being involved in an industry with a favorable demographic backdrop — with innovative products and strong leadership. VNUS Medical Technologies has introduced new products that have gained solid acceptance in the medical community, a key step in continuing to build market share.

Another top contributor was O2Micro International Ltd. ADR, a maker of computer power management and security components. Improving fundamentals, as well as positive developments with respect to litigation, both played a role in the company’s performance. We think O2Micro remains reasonably valued, and is experiencing positive momentum in some of its market segments.

Interactive Intelligence, Inc., a developer of business communications software, was also a top contributor for the year. We were attracted to Interactive Intelligence because of its product lineup, customer base, and high level of inside ownership, and the company has benefited from growing demand for its cost-efficient communications systems. The company may also be in a position to gain market share. Its largest competitor is going private, and other participants in the industry are involved in mergers. Such activities can take a company’s attention away from its core operations. Interactive Intelligence, being free of such distractions, may be able to take advantage of these changes in its industry landscape.

While we are encouraged by the solid returns of many of our larger positions, some positions were less than successful, particularly late in the period. One former top-10 holding, EganaGoldpfeil Holdings Ltd. (Hong Kong), was especially disappointing. This marketer of luxury brands in Asia and Europe is under investigation following allegations of fraud. The company’s stock declined by more than 90% in the last three months, and trading was halted. Situations like this can be painful, and remind us of the risks that can be part of equity investing.

OUTLOOK

Although recent market turbulence — particularly within the micro cap area — presented challenges, it also offered opportunities to invest in what we believe are some sound companies at reasonable valuations.

We weren’t very surprised when large cap stocks captured the market’s favor, given the uncertain and sometimes volatile conditions we’ve seen in recent months. Our emphasis on companies with modest valuations and undiscovered growth potential helps us contend with the current environment.

Our outlook for U.S. consumers continues to be wary. On the other hand, we retain a strong sense of conviction about the potential for growth provided by emerging market consumers. We expect to keep our international holdings fairly close to the portfolio maximum of 30% of assets.

Thank you for the opportunity to manage your assets.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Wasatch Micro Cap Value Fund	22.84%	N/A	21.43%
Russell 2000 Index	12.34%	N/A	14.86%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.33%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investments companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
VNUS Medical Technologies, Inc. Minimally invasive varicose vein treatment.	2.73%
Arques Industries AG (Germany) Industrial turnaround specialist.	2.09%
China Hongxing Sports Ltd. (China) Athletic wear retailer.	2.08%
Martinrea International, Inc. (Canada) Metal forming and fluid management products.	1.85%
Interactive Intelligence, Inc. Business communications software.	1.62%

Company	% of Fund
O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	1.62%
Globe Specialty Metals, Inc. (United Kingdom) Silicon metals producer.	1.61%
Opnet Technologies, Inc. Communications network management software.	1.58%
SiRF Technology Holdings, Inc. Software and semiconductors for global positioning systems.	1.45%
MTS Medication Technologies, Inc. Medication dispensing systems.	1.42%

*	As of September 30, 2007, the Fund had 18.05% invested in the Top 10 equity holdings and there were 148 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers, led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 16.94% in the 12 months ended September 30, 2007. The Russell 2000 Growth Index rose 18.94% and the Russell 2000 Index advanced 12.34%. One of the main reasons the Russell 2000 lagged the Russell 2000 Growth was because of its significantly higher weighting in the financials sector, which was weak.

We are pleased to report such a substantial gain in the Fund and that our stock selection was strong during the period. Performance trailed the Russell 2000 Growth Index because of the sector weightings that resulted from our bottom-up investment decisions.

Our holdings continue to be concentrated in what we believe are high-quality companies with strong earnings growth prospects and healthy balance sheets. This gives us confidence that the Fund has the potential to deliver the strong results we expect over time.

DETAILS OF THE YEAR

The Fund’s substantial gain was supported by the solid operating performance of many of our portfolio companies. Holdings in a broad range of sectors experienced significant growth in sales and earnings, driven by factors specific to the company, positive industry dynamics and/or the tailwind of a robust global economy. Overall, our stock selection added value versus the Russell 2000 Growth Index and was particularly strong in the consumer discretionary, financials and health care sectors.

Blue Nile, Inc., an online retailer of fine jewelry, was one of the Fund’s best-performing stocks and is a good example of a company that is experiencing rapid growth — its sales have increased at a 35% annual rate over the past five years. Blue Nile is taking market share from traditional “brick-and-mortar” jewelry stores, as people are becoming more and more comfortable making large purchases over the Internet. One of the company’s key strengths is its efficient supply chain, which helps keep prices low and service levels high.

Amid rising defaults among subprime borrowers, the Fund benefited from minimal direct exposure to the subprime mortgage market. We owned just one company that had a small subprime lending business and it was a low weighting in the portfolio. Results were also favorably affected by strong gains in several of the financial stocks we owned, including HDFC Bank Ltd. ADR, India’s second-largest private bank. HDFC is capitalizing on India’s transition from a cash to credit economy, as steady job and income growth make consumers more willing to assume debt. Our position in the stock is a good example of

Wasatch’s Multiple Eyes approach to investing, which includes working closely with our international research team as we look for exciting opportunities around the world.

Other top performers included Techne Corp., a manufacturer of research kits used in drug development, and Icon plc (Ireland), a contract research organization. Both companies have been doing well, as reflected in positive trends in sales and earnings, and they exemplify how we like to gain exposure to the biotechnology industry. Although we own a number of biotechnology stocks, our position sizes are small due to the inherent risk of these companies. We take larger positions in names like Techne and Icon, which provide tools and services that enable drug discovery but are not dependent on the success of individual drugs.

On the other hand, American Reprographics Co., a provider of document management services to the construction industry, was one of our weakest holdings due to softness in its residential business. Despite the recent decline, we continue to believe that the stock is a good, long-term investment. American Reprographics operates in a fragmented industry where we think there is an opportunity for the company to gain market share based on its dominant competitive position and expanding national footprint.

While our stock selection was strong, sector weightings were a headwind and caused the Fund to trail the Russell 2000 Growth Index. For example, our bottom-up research process has identified many financial services companies that meet our criteria for quality and growth but very few materials companies. This weighed on results, since financials was the worst-performing sector in the Index and materials was the best. Over the years, our focus on investing in what we believe are high-quality growth companies has more than offset the periodic headwinds of these types of sector exposures.

OUTLOOK

In our view, the Fund includes a good selection of high-quality companies poised to generate stable, long-term earnings growth regardless of broad trends in the economy and stock market. At September 30, we had considerable expo- sure to companies tied to the health of spending by U.S. consumers, which has the potential to benefit the portfolio if the Federal Reserve continues to lower interest rates. And if the market remains volatile or a softer economy causes the earnings growth of our holdings to decelerate, it is likely that the quality of the companies themselves will attract investors.

The Fund generated a strong return over the past year — a return that slightly exceeded the weighted-average earnings growth rate of our companies. Because performance has historically tended to be a little less than earnings growth, we don’t expect the kind of return that we have seen over the last 12 months to occur in the next 12 months. Nonetheless, we believe that the quality of our companies and the mid-teens earnings growth we expect from them have the potential to pave the way for solid returns over time.

Thank you for the opportunity to manage your assets.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Small Cap Growth Fund	16.94%	16.11%	12.38%
Russell 2000 Growth Index	18.94%	18.70%	3.65%
Russell 2000 Index	12.34%	18.75%	7.22%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.18%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
O’Reilly Automotive, Inc. Automotive parts retailer/distributor.	5.01%
Knight Transportation, Inc. Long haul trucking and logistic services.	4.20%
HDFC Bank Ltd. ADR (India) Consumer bank.	3.59%
Healthways, Inc. Disease management services.	3.56%
Techne Corp. Complex, disposable research kits for biotechnology.	3.29%

Company	% of Fund
Resources Connection, Inc. Outsourcing of professional business services.	2.74%
Strayer Education, Inc. Post-secondary education.	2.49%
Power Integrations, Inc. Semiconductors.	2.45%
FactSet Research Systems, Inc. Financial and economic information for investment managers.	2.24%
Life Time Fitness, Inc. Physical fitness centers.	2.20%

*	As of September 30, 2007, the Fund had 31.77% invested in the Top 10 equity holdings and there were 117 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Fund has changed its primary market index from the Russell 2000 Index to the Russell 2000 Growth Index, which the Advisor believes better represents the types of companies in which the Fund typically invests. You cannot invest directly in these indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers, led by Jim Larkins and John Mazanec.

Jim Larkins, MBA Portfolio Manager	John Mazanec, MBA Portfolio Manager	OVERVIEW The Wasatch Small Cap Value Fund gained 13.32% in the year ended September 30, 2007, outperforming the Russell 2000 Value Index, which returned 6.09%. The strong relative performance came in a volatile and challenging investment environment, but provided many opportunities for the Fund’s investment style to prosper.

DETAILS OF THE YEAR

A mix of factors explains the Fund’s outperformance of its benchmark. Some fortuitous stockpicking in the consumer discretionary sector provided a major boost. International holdings also fared well, even some holdings in the lending industry, which was so weak in the United States. A spate of acquisitions helped significantly on the plus side.

Our consumer companies delivered strong returns versus the Index, led by Fossil, Inc., up more than 70%. We originally purchased the watch and accessories company nearly two years ago as a fallen angel* investment, and it is now well into its recovery. Many value investors would have sold Fossil by now, but we sometimes hold and even add to stocks that are between value and growth stories if the valuation is still reasonable.

Energy investments also contributed notably to the year’s results led by NuSTAR, a large pipeline and storage facility operator. NuSTAR, was separated from its parent Valero Energy during the year, and had a total return of over 60%.

Given the turmoil of the subprime mortgage meltdown that has played out in the last several months, it may seem unlikely that financial services was a positive for the Fund. But thanks largely to two international holdings, the sector added nearly 4% to the Fund’s return. The underpinnings here were Axis Bank Ltd., which more than doubled, and Housing Development Finance Corp. Ltd., up almost 90%. Both of these are financial services companies based in India, and the broad story is that the nation is rapidly embracing consumer finance.

Our investments in mortgage real estate investment trusts (REITs) were negative for the year, with much of the decline coming during the quarter ended September 30. Well before the meltdown did its worst damage, we sold all our companies with direct exposure to subprime mortgage financing because we felt that all the credit risk was not being factored into their valuations. We still were not totally insulated, as concerns spread to all mortgage and real estate related companies.

Of the Fund’s three base-level investment strategies, fallen angels, hidden opportunities and undiscovered gems*, the latter make up the bulk of the Fund’s holdings. Undiscovered gems are companies that have yet to be broadly discovered by Wall Street. One of this group’s best performers was Canadian auto parts maker Martinrea International, Inc. up 90%. Fallen angels, the next largest group, sported winners like Fossil. Hidden value had a harder time of it, although our private investment in energy company BPZ Energy, Inc. was up nearly 50%.

Some discoveries were disappointing, as was the case with EganaGoldpfeil Holdings Ltd. (Hong Kong), a marketer of luxury brands in Asia and Europe. An investigation following allegations of fraud drove Egana’s stock down over 80%.

One of the biggest reasons for the Fund’s outperformance of the Index was our timing on sell decisions. Buying undervalued stocks clearly is a critical part of value investing. But, as our experience with Fossil shows, selling (or not selling) is more nuanced. Keystone Automotive Industries, Inc. stayed in the Fund long after its original value story had played out, which proved to be a good move when it was acquired by a competitor at a premium. Selling discipline likewise gets a big part of the credit for the way the Fund avoided much of the downdraft in financial services.

OUTLOOK

We take a bottom-up approach to investing, closely examining the business fundamentals of individual companies rather than attempting to identify and capitalize on macroeconomic trends. Still, broad economic themes clearly affect the portfolio. Currently, the main themes we see in addition to the mopping up phase of the mortgage crisis are interest rates — recently cut for the first time in four years — and oil prices, which hit a new all-time high near the end of the 12 months.

We believe these trends will play out in the form of economic expansion, which is potentially good news for our trucking, financial and commercial real estate-related companies. We foresee no broad long-term retreat in oil prices, which may help our holdings.

The Wasatch Small Cap Value Fund will soon mark its 10th anniversary. Collectively, Jim Larkins and John Mazanec, your co-portfolio managers, have been working on the Fund for over 16 years. It has been a pleasure to serve you. We believe the Fund is attractively positioned for a strong beginning to the next 10 years.

Thank you for the opportunity to manage your assets.

*	Fallen angels are defined as companies with a solid long-term growth history and outlook whose current earnings have gotten off track. Hidden opportunities include companies that in our opinion are not being priced correctly given their book value or cash flow, special situations where we determine that a company is being misvalued by the market, companies that have hidden assets that we believe are not reflected in their current stock price, and spin-offs that we believe are underpriced. Undiscovered gems are companies that may be undervalued because they currently receive little coverage from Wall Street analysts.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/17/97
Wasatch Small Cap Value Fund	13.32%	20.28%	17.24%
Russell 2000 Value Index	6.09%	18.70%	10.35%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.98%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Fossil, Inc. Fashion watches and accessories.	2.92%
MSC Industrial Direct Co., Inc., Class A Industrial products distributor.	2.80%
Crystal River Capital, Inc. Specialty finance company.	2.46%
Dollar Financial Corp. Payday lender.	2.45%
Aegean Marine Petroleum Network, Inc. Marine fuel logistics.	2.37%

Company	% of Fund
Redwood Trust, Inc. Jumbo ARM mortgage REIT.	2.34%
World Fuel Services Corp. Marine, aviation and land fuel products and services.	2.34%
TETRA Technologies, Inc. Oil and gas industry services.	2.30%
NorthStar Realty Finance Corp. Real estate finance company.	2.20%
Schawk, Inc. Digital imaging graphic services.	2.05%

*	As of September 30, 2007, the Fund had 24.23% invested in the Top 10 equity holdings and there were 84 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: December 17, 1997. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers, led by Sam Stewart.

Sam Stewart, PhD, CFA Portfolio Manager

OVERVIEW

The performance of the Wasatch Strategic Income Fund this year was right in line with our goal of delivering total returns between stocks and bonds. For the 12-month period ended September 30, 2007, the Fund returned 9.77%. In comparison, the S&P 500® Index returned 16.44% and the Lehman Brothers Aggregate Bond Index posted a 5.14% gain.

While we do not expect to capture

the entire up side during a robust stock market, we believe that our emphasis on healthy dividend yield and global diversification in high quality companies may alleviate much of the downside during a market swoon. This year has been a demonstration of both the risks and rewards of investing in the equity markets. Although the stock market posted a healthy gain, it was anything but a smooth ride.

A key driver of the market volatility was uncertainty surrounding the economy. Despite challenges, primarily weakness in the housing and credit markets, the economy remained remarkably resilient. The Fed and others are working hard to prevent this problem from leaking further into the economy, but we are not out of the woods yet. Nearly a million subprime loans come due for refinancing over the next few years in a much tougher credit environment.

As you’ll recall, the Strategic Income Fund began with a concentration in real estate investment trusts (REITs). Midway through this year, we broadened the concentration to include all financials, providing more investment flexibility. While this shift was helpful, it was a tough year for the financials sector due to the credit crisis. The S&P 500 financials were up less than 2%, so the Fund’s heavy weighting here was a tough headwind.

We remain satisfied with the Fund’s concentration in the financials sector for two reasons. First, many of these companies pay attractive dividends. Second, we believe that financial companies will be key beneficiaries of long-term global expansion. We see the sector’s recent challenges as a blip, albeit painful, in a long-term view.

In the face of one of the most severe events to hit the financials sector in recent memory, the Fund came away relatively unscathed. Fortunately, as we saw the storm clouds approaching we were able to hedge our exposure and minimize the damage. We also took the opportunity to reduce and consolidate our financial holdings into the companies we believe have the best long-term potential.

DETAILS OF THE YEAR

We had strong results from the Fund’s international holdings. They were up over 42% for the 12-month period. An example is Redecard S.A., a company that processes credit and debit card transactions for retailers in Brazil. Time and again, we’ve seen that as a country becomes more sophisticated, its reliance on credit significantly increases. Clearly, credit cards are one of the most elementary credit tools. So, in an emerging market like Brazil we believe a significant growth opportunity exists.

One of the Fund’s top holdings is Redwood Trust, Inc. We think Redwood has a great business model, focused primarily on the jumbo prime mortgage market. Because Redwood is an underwriter of mortgage credit risk, and the market has been so hypersensitive to that exposure recently, the stock was driven down significantly.

We agree that this is not a great housing/mortgage market even for Redwood, but the management team has a long track record of assessing credit risk. We believe they will steer themselves through this tough period and emerge as a stronger player in a weakened market. We added to our position recently at what we perceive to be bargain prices relative to the company’s long-term prospects.

The price of Pool Corp., a provider of swimming pool maintenance and construction services, also fell this year. We believe that the market misunderstands Pool’s exposure to new pool construction. A fairly small percentage of the firm’s revenue comes from new construction. When Pool recently reported weaker than expected quarterly earnings, the market assumed that it was correlated to the housing slump and punished the stock.

The bulk of Pool’s revenue is actually tied to existing pools, where Pool holds a dominant market position. This portion of Pool’s business was weaker than expected due to poor weather in one of the company’s core geographic locations, which has no meaningful bearing on its long-term growth potential. Given our conviction about Pool’s long-term prospects and its management team, the pullback provided us with an opportunity to take a larger stake.

OUTLOOK

Although the recent pullback in some of our holdings dampened the Fund’s short-term performance, this decline may be advantageous over the long haul. Market volatility often provides us the good fortune of being able to purchase stocks at a discount to our perceived long-term value.

Going forward, we still like foreign stocks because they have the potential for higher dividends and may deliver greater growth. While in recent years we invested in these stocks because they felt undervalued, they now command higher prices, holding us somewhat at bay. We are currently keeping a little cash on hand to take advantage of opportunities as they emerge.

While the economic cloud is still out there, the Fed seems to be actively trying to mitigate further spillover of the subprime issue into the broader economy. We feel good about the Fund’s positioning under such a forecast, but regardless of the weather, we remain confident in the Fund’s long-term potential to deliver total returns between those of stocks and bonds.

Thank you for the opportunity to manage your assets.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Wasatch Strategic Income Fund	9.77%	N/A	10.52%
Lehman Brothers Aggregate Bond Index	5.14%	N/A	4.94%
S&P 500 Index	16.44%	N/A	13.31%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 2.95%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Redwood Trust, Inc. Jumbo ARM mortgage REIT.	6.93%
Pool Corp. Swimming pool supplies distributor.	5.81%
CapitalSource, Inc. Financial services to businesses.	5.21%
KKR Financial Holdings LLC Mortgage REIT.	4.95%
iStar Financial, Inc. REIT.	4.49%

Company	% of Fund
Capital One Financial Corp. Credit cards and financial services.	4.07%
Paychex, Inc. Payroll and human resource services provider.	3.98%
McGrath RentCorp Modular building rentals.	3.20%
Apollo Investment Corp. Investments for businesses.	3.09%
Ares Capital Corp. Investment manager.	2.89%

*	As of September 30, 2007, the Fund had 44.62% invested in the Top 10 equity holdings and there were 53 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

†

Inception: February 1, 2006. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in these indexes.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2007

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers, led by Ajay Krishnan and Neal Dihora.

Ajay Krishnan, CFA Portfolio Manager	Neal Dihora, CFA Portfolio Manager	OVERVIEW The Wasatch Ultra Growth Fund gained 23.80% during the 12 months ended September 30, 2007 and outperformed the Russell 2000 Growth Index, which returned 18.94%. The

Fund’s positive results were driven by a number of our highest-conviction investments, many of which had been out of favor until recently.

We are constantly trying to leverage our expanding research capabilities for the benefit of shareholders. In that spirit, we added several new positions to the Fund during the year that are in non-traditional growth sectors, such as energy and materials. Consistent with our efforts to capitalize on long-term trends in the global economy, some of our new investments, as well as some of our existing holdings, have significant international exposure.

Looking forward, we believe the 12-month, weighted-average earnings growth rate of our companies will remain above our 20% target. This earnings growth profile, combined with our attention to valuation, makes us confident that the Fund has the potential to generate strong long-term performance.

DETAILS OF THE YEAR

The Fund’s gain was driven by significant price appreciation in many of our highest-conviction, “classic” Ultra Growth positions — companies like O2Micro International Ltd., a semiconductor supplier, and ArthroCare Corp., a medical technology firm. These are larger holdings that we believe will deliver outstanding long-term earnings growth by virtue of their talented management teams, attractive business models and strong competitive positions, among other factors. Until recently, a number of these stocks had posted flat-to-negative returns, and we highlighted several of them in prior reports, using comments such as, “Despite recent weakness, we remain positive on the company’s long-run prospects.” We have been patient with these companies, as we believed that the market would ultimately recognize the values of these businesses. Our patience was rewarded this period when the stocks were top contributors.

We think that having a long time horizon is particularly important when investing in the types of rapidly growing companies that we strive to own in the portfolio. Fast growth often comes with growing pains, which can lead to price volatility from quarter to quarter. When a company is facing difficulties, our job is to decipher whether that particular issue is likely to clear up in a matter of months or persist for several years. Our ability to make those judgments is, in our view, where we add the most value for our shareholders. Often, we are willing to hold onto a stock through some difficult periods if we have high conviction in a company and some visibility into the ultimate resolution of the issue.

One of our weaker performers this year, which we sold, was Shuffle Master. The company, a manufacturer of products for the gaming industry, was having problems integrating an acquisition made in early 2006. Based on our due diligence, we concluded that the problems would impact earnings for an extended period and decided it was best to sell our position. We may revisit Shuffle Master in the future if we can better discern the ultimate outcome of the transaction.

We expanded our research coverage of non-traditional growth sectors, which enabled us to add a number of companies with high growth potential in areas such as energy and materials. The Fund’s holdings are now more broadly diversified by sector, with less exposure to health care, information technology and consumer discretionary stocks than we have had in the past. These changes make the portfolio less susceptible to the periodic headwinds created by exceptionally strong- or weak-performing sectors. At the same time, we have concentrated a greater percentage of the Fund’s assets in our highest-conviction names within each sector to try and capture higher returns from our best ideas.

We continue to see attractive growth opportunities overseas, which we are capitalizing on by investing both in U.S. companies that generate revenue abroad and companies headquartered outside the United States. Earlier this year, for example, we added Bucyrus International, Inc. and CSE Global Ltd. to the portfolio. Bucyrus is a U.S.-based manufacturer of mining equipment that derived more than 70% of its 2006 revenue overseas. Singapore-based CSE Global provides control and safety systems to the global oil and gas industry. Overall, these and other companies with international exposure lifted performance during the past year, and we expect to see positive contributions in the future.

OUTLOOK

While the possibility of a downturn in the U.S. economy is a legitimate concern, we believe that the fundamental characteristics of our holdings make the Fund well-positioned for a wide variety of economic environments. In our view, we have invested in a good selection of high-quality companies whose differentiated business models and proprietary products have the potential to drive future growth. Our one-year estimate of the weighted-average earnings growth rate of the portfolio is greater than 20%. Valuations are somewhat high, but we are picking our spots and taking advantage of both market volatility and stock specific movements to selectively add and trim positions.

We continue to conduct deep due diligence on both existing holdings and new opportunities, including meeting with management teams, touring operating facilities and developing detailed earnings models. Our research gives us confidence in the prospects of many of the positions we hold that have struggled in previous periods.

Thank you for the opportunity to manage your assets.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch Ultra Growth Fund	23.80%	17.01%	10.92%
Russell 2000 Growth Index	18.94%	18.70%	3.65%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.48%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Cognizant Technology Solutions Corp., Class A Professional technology services.	4.38%
Healthways, Inc. Disease management services.	3.90%
O2Micro International Ltd. ADR (Cayman Islands) Semiconductors.	3.43%
Intuitive Surgical, Inc. Robotic surgical systems.	3.14%
Psychiatric Solutions, Inc. Inpatient behavioral health care services.	2.73%

Company	% of Fund
HDFC Bank Ltd. ADR (India) Consumer bank.	2.72%
ArthroCare Corp. Disposable devices for minimally invasive surgery.	2.71%
NuVasive, Inc. Medical devices for spine treatments.	2.63%
HDFC Bank Ltd. (India) Consumer bank.	2.52%
Kyphon, Inc. Medical devices for spine treatments.	2.39%

*	As of September 30, 2007, the Fund had 30.55% invested in the Top 10 equity holdings and there were 99 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

SECTOR BREAKDOWN**

**	Excludes short-term investments, securities sold short and written options, if any.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2007

Van R. Hoisington Portfolio Manager

OVERVIEW

The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities, with an emphasis on both income and capital appreciation.

The Fund returned 2.68% in the 12 months ended September 30, 2007 versus 5.14% for the Lehman Brothers Aggregate Bond Index. For the last three, five and 10 years the Fund’s average annual returns were 5.00%, 4.68% and 7.16%, respectively. Thus, the Fund outperformed the Lehman Aggregate’s average annual returns over the same time periods by 1.14%, 0.55% and 1.19%, respectively.

For the 12 months ended September, the Fund’s performance was affected by rising yields in long-term U.S. Treasury bonds, which yielded 4.84%, or slightly above the year earlier level of 4.76%. As a result, the market value of the Fund’s portfolio fell and resulted in a return that was less than the coupon interest on the Treasury bonds held in the Fund. The Fund produced a strong return of 5.56% in the final quarter of the fiscal year, far outpacing the Lehman Index return of 2.84%.

DETAILS OF THE YEAR

Over the past fiscal year, the economy experienced a growth recession which occurs when the economy grows at a pace insufficient to provide jobs for all labor force entrants, thus increasing the unemployment rate. An alternative way of defining a growth recession is to say that the economy grew at less than its potential growth rate which is equal to increases in productivity and the labor force. In the third quarter of 2007, real gross domestic product (GDP) grew at an estimated 3.5% annual rate or approximately equal to the economy’s potential growth rate. But, in the past four quarters, the 2.5% growth was well below potential. Measures of housing slumped badly while vehicle sales fell to the slowest pace since the third quarter of 1998. Not surprisingly, the unemployment rate in September stood at 4.7%, up 0.3% from the low of 4.4% reached six months earlier.

Similarly, other measures of labor market performance have deteriorated, serving to confirm the arrival of a growth recession. For example, in the first nine months of 2007, the average monthly gains in total nonfarm employment as well as the private subcomponent registered increases that were 35% and 40% lower than the yearly average gains of 2006. Total household employment and household employment adjusted to a similar configuration as the payroll series posted declines of 86% and 70%, respectively. In the past six months, household employment was up a mere 3,000 jobs. Weakness in the labor markets explains why consumer sentiment, as measured by the University of Michigan, fell to a 14 month low in early October.

The more subdued pace was clearly evident in the labor markets. The inflation rate, in spite of higher oil prices, moved lower. The Core Personal Consumption Expenditures (PCE) Deflator* rose a modest 1.8%, down from a peak of 2.5% reached in February of this year. Historically, bond yields have declined when the inflation rate falls. While that did not happen in this fiscal year, one of the strongest economic relationships is for bond yields to follow inflation, indicating that the pattern of the past year was an aberration and likely to be reversed.

OUTLOOK

A continuing contraction in the growth of total reserves and transactions based monetary aggregates, as well a downturn in the velocity of money (the number of times money turns over in creating nominal GDP in a year), suggests that monetary conditions remain restrictive. These monetary considerations, combined with greater slack in the labor markets, will serve to put additional downward pressure on the inflation rate. Even though a weak dollar and increases in commodity prices suggest that inflation will rise, this is not likely to be the case. Demand will be too weak to allow cost increases to be passed along to consumers. Thus, weakness in domestic demand suggests that profit margins will be compressed in this environment.

Over the next six months, this measure of inflation should ease toward 1.5%. This is good news for bond investors. Moreover, the highly indebted condition of the U.S. economy, as well as the huge volume of mortgage resets scheduled for the first half of 2008, suggest that exiting the growth recession will not occur quickly or easily. Indeed, no growth, or an outright recession, is a distinct possibility. In this environment, the entire Treasury yield should shift downward. We believe the U.S. Treasury Fund is well positioned for such an environment with investments in long-dated Treasury securities**.

Thank you for the opportunity to manage your assets.

*	Personal Consumption Expenditures (PCE) Deflator is part of the National Income and Products Accounts developed by the Bureau of Economic Analysis of the U.S. Commerce Department. The PCE Deflator is a variable weighted index and is widely considered to be the most reliable of all the price indexes.

**	Treasury securities with maturities longer than 20 years.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2007

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Wasatch-Hoisington U.S. Treasury Fund	2.68%	4.68%	7.16%
Lehman Brothers Aggregate Bond Index	5.14%	4.13%	5.97%

Performance data quoted represents past performance. Past performance is not indicative of future performance and current performance may be lower or higher than the performance quoted. Wasatch Funds will deduct a fee of 2% from redemption proceeds on Fund shares held two months or less. Performance data does not reflect the deduction of this fee which, if charged, would reduce the performance quoted. The table above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.72%. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expenses may differ due to waivers and reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

To obtain the most recent month-end performance, please visit www.wasatchfunds.com or call 800.551.1700. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Advisor has absorbed, in the past, certain Fund expenses, without which total returns would have been lower.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Fund
U.S. Treasury Strip, principal only	11/15/27	39.80%
U.S. Treasury Bond, 4.75%	2/15/37	18.74%
U.S. Treasury Bond, 5.25%	2/15/29	12.28%
U.S. Treasury Bond, 5.25%	11/15/28	7.24%
U.S. Treasury Bond, 5.50%	8/15/28	5.13%

Holding	Maturity Date	% of Fund
U.S. Treasury Bond, 5.375%	2/15/31	4.62%
U.S. Treasury Strip, principal only	2/15/37	3.58%
U.S. Treasury Strip, principal only	8/15/25	2.88%
U.S. Treasury Bond, 4.50%	2/15/36	2.87%
U.S. Treasury Strip, principal only	11/15/21	2.18%

*	As of September 30, 2007, the Fund had 99.32% invested in the Top 10 holdings and there were 10 long-term holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

INVESTMENTS & CASH

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. You cannot invest directly in the Index.

WASATCH FUNDS — Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEPTEMBER 30, 2007

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2007	End of Period September 30, 2007
Core Growth Fund
Actual	$1,000.00	$1,031.70	$5.91	1.16%
Hypothetical (5% before expenses)	$1,000.00	$1,019.25	$5.87	1.16%

Global Science & Technology Fund
Actual	$1,000.00	$1,165.30	$9.77	1.80%
Hypothetical (5% before expenses)	$1,000.00	$1,016.04	$9.10	1.80%

Heritage Growth Fund
Actual	$1,000.00	$1,058.10	$4.90	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

Heritage Value Fund**[1]
Actual	$1,000.00	$1,024.00	$0.84	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

International Growth Fund
Actual	$1,000.00	$1,085.30	$9.20	1.76%
Hypothetical (5% before expenses)	$1,000.00	$1,016.24	$8.90	1.76%

International Opportunities Fund
Actual	$1,000.00	$1,089.80	$11.79	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Micro Cap Fund
Actual	$1,000.00	$1,051.20	$11.00	2.14%
Hypothetical (5% before expenses)	$1,000.00	$1,014.34	$10.81	2.14%

Micro Cap Value Fund
Actual	$1,000.00	$1,053.00	$11.58	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Small Cap Growth Fund
Actual	$1,000.00	$1,073.30	$6.18	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.02	1.19%

Small Cap Value Fund
Actual	$1,000.00	$998.10	$8.47	1.69%
Hypothetical (5% before expenses)	$1,000.00	$1,016.60	$8.54	1.69%

Strategic Income Fund[2]
Actual	$1,000.00	$985.50	$4.88	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,020.16	$4.96	0.98%

Ultra Growth Fund
Actual	$1,000.00	$1,143.20	$7.95	1.48%
Hypothetical (5% before expenses)	$1,000.00	$1,017.65	$7.49	1.48%

U.S. Treasury Fund
Actual	$1,000.00	$1,023.50	$3.60	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.51	$3.60	0.71%

*Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365), except for the Heritage Value Fund’s actual return information, which had 32 days in the most recent fiscal period due to its inception date of August 30, 2007.

**The Heritage Value Fund’s hypothetical expense ratio reflects amounts as if the Fund had been in existence for the entire fiscal half year.

1Fund inception date was August 30, 2007.

2The annualized expense ratio includes dividend payments for securities sold short and/or line of credit interest fees. Excluding these items the annualized expense ratios would have been 0.95%. Dividend payments for securities sold short and line of credit interest fees are not reimbursable expenses under the contractual agreement between the Fund and the Advisor.

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.1%

	Aerospace & Defense 0.3%
687,880	DataPath, Inc.* *** †	$3,439,400

	Apparel Retail 0.7%
1,378,735	Truworths International Ltd. (South Africa)	6,339,173
579,875	Wet Seal, Inc./The, Class A*	2,244,116

		8,583,289

	Apparel, Accessories and Luxury Goods 0.9%
14,539,000	EganaGoldpfeil Holdings Ltd.*** (Hong Kong)	1,234,854
2,761,000	Ports Design Ltd. (Hong Kong)	9,575,517

		10,810,371

	Asset Management and Custody Banks 3.4%
1,549,049	SEI Investments Co.	42,258,057

	Automotive Retail 4.4%
1,531,369	O’Reilly Automotive, Inc.*	51,163,038
142,695	Sonic Automotive, Inc., Class A	3,416,119

		54,579,157

	Construction and Engineering 2.2%
491,538	URS Corp.*	27,747,320

	Construction and Farm Machinery and Heavy Trucks 0.1%
17,878	Demag Cranes AG (Germany)	842,411

	Consumer Finance 4.2%
1,424,609	AmeriCredit Corp.*	25,044,627
747,674	Dollar Financial Corp.*	21,331,139
722,367	United PanAm Financial Corp.*	5,952,304

		52,328,070

	Data Processing and Outsourced Services 1.3%
555,551	Euronet Worldwide, Inc.*	16,538,753

	Diversified Banks 2.3%
955,201	Axis Bank Ltd. (India)	18,314,162
274,705	HDFC Bank Ltd. (India)	9,899,652

		28,213,814

	Diversified Capital Markets 1.0%
880,060	Solar Capital, LLC* ** *** †	13,200,900

	Diversified Commercial and Professional Services 7.0%
2,059,540	Copart, Inc.*	70,827,581
335,421	CRA International, Inc.*	16,163,938

		86,991,519

	Education Services 4.0%
295,431	Strayer Education, Inc.	49,818,530

	Footwear 1.1%
17,878,000	China Hongxing Sports Ltd. (China)	13,605,509

	Health Care Distributors 2.7%
1,768,557	PSS World Medical, Inc.*	33,832,495

	Health Care Facilities 5.3%
792,895	Emeritus Corp.*	21,487,455
1,284,762	Sunrise Senior Living, Inc.*	45,442,032

		66,929,487

	Health Care Services 5.3%
722,527	Healthways, Inc.*	38,994,782
425,584	Pediatrix Medical Group, Inc.*	27,841,705

		66,836,487

Shares		Value

	Homebuilding 0.7%
19,523	NVR, Inc.*	$9,180,691

	Homefurnishing Retail 1.2%
669,715	Aaron Rents, Inc.	14,934,645

	Human Resource and Employment Services 1.2%
676,485	Resources Connection, Inc.	15,660,628

	Industrial Conglomerates 1.0%
324,220	Raven Industries, Inc.	12,985,011

	Industrial Machinery 3.6%
346,425	Graco, Inc.	13,548,682
351,520	IDEX Corp.	12,791,813
1,578,590	Weg S.A. (Brazil)	19,182,756

		45,523,251

	Insurance Brokers 1.1%
257,710	National Financial Partners Corp.	13,653,476

	Internet Software and Services 0.5%
621,950	Liquidity Services, Inc.*	6,835,231

	Investment Banking and Brokerage 3.2%
5,797,210	ABG Sundal Collier ASA (Norway)	15,371,227
170,523	GFI Group, Inc.*	14,685,441
130,231	KIWOOM Securities Co. Ltd. (Korea)	9,733,705

		39,790,373

	IT Consulting and Other Services 0.9%
409,655	SRA International, Inc., Class A*	11,503,112

	Leisure Facilities 2.7%
559,719	Life Time Fitness, Inc.*	34,333,163

	Leisure Products 2.8%
1,397,530	Pool Corp.	34,910,299

	Life Sciences Tools and Services 1.0%
344,894	Pharmaceutical Product Development, Inc.	12,223,043

	Marine 1.0%
516,915	American Commercial Lines, Inc.*	12,266,393

	Mortgage REIT’s 3.7%
945,605	Annaly Mortgage Management, Inc.	15,063,488
914,885	NorthStar Realty Finance Corp.	9,084,808
677,773	Redwood Trust, Inc.	22,515,619

		46,663,915

	Oil and Gas Equipment and Services 1.9%
428,790	TETRA Technologies, Inc.*	9,064,620
718,815	TGS-NOPEC Geophysical Co. ASA* (Norway)	14,727,631

		23,792,251

	Oil and Gas Exploration and Production 2.2%
205,270	GMX Resources, Inc.*	6,603,536
345,270	Ultra Petroleum Corp.* (Canada)	21,420,551

		28,024,087

	Personal Products 0.4%
791,157	Emami Ltd. (India)	4,383,900

	Property and Casualty Insurance 1.5%
721,765	Tower Group, Inc.	18,895,808

SEPTEMBER 30, 2007

Shares		Value

	Real Estate Management and Development 3.3%
213,010	Jones Lang LaSalle, Inc.	$21,888,907
1,312,915	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	18,930,069

		40,818,976

	Regional Banks 3.0%
347,967	First Community Bancorp, Inc.	19,037,275
1,031,653	UCBH Holdings, Inc.	18,033,294

		37,070,569

	Semiconductors 3.5%
116,365	Hittite Microwave Corp.*	5,137,515
1,095,784	Micrel, Inc.	11,834,467
516,775	National Semiconductor Corp.	14,014,938
304,248	Silicon Laboratories, Inc.*	12,705,396

		43,692,316

	Specialized Finance 0.7%
497,007	KKR Financial Holdings, LLC	8,374,568

	Specialty Stores 0.7%
377,970	Hibbett Sports, Inc.*	9,373,656

	Systems Software 0.9%
312,435	Quality Systems, Inc.	11,444,494

	Thrifts and Mortgage Finance 0.9%
169,340	Housing Development Finance Corp. Ltd. (India)	10,750,471

	Trading Companies and Distributors 3.0%
493,977	MSC Industrial Direct Co., Inc., Class A	24,990,296
260,000	Watsco, Inc.	12,071,800

		37,062,096

	Trucking 4.3%
1,322,764	Knight Transportation, Inc.	22,764,768
1,857,220	Localiza Rent A Car S.A. (Brazil)	18,967,785
514,235	Old Dominion Freight Line, Inc.*	12,326,213

		54,058,766

	Total Common Stocks (cost $983,907,317)	1,214,760,758

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$8,870,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $8,725,000 of United States Treasury Notes 4.875% due 6/30/12; value: $9,052,188; repurchase proceeds: $8,872,809 (cost $8,870,000)	$8,870,000

	Total Short-Term Investments (cost $8,870,000)	8,870,000

	Total Investments (cost $992,777,317) 97.8%	1,223,630,758

	Other Assets less Liabilities 2.2%	26,987,208

	NET ASSETS 100.0%	$1,250,617,966

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See notes to financial statements.

At September 30, 2007, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	4.8
Canada	1.8
China	1.2
Germany	0.1
Hong Kong	0.9
India	3.6
Korea	0.8
Norway	2.5
South Africa	0.5
United States	83.8

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.0%

	Air Freight & Logistics 1.2%
1,697,000	Goodpack Ltd. (Singapore)	$2,388,612

	Alternative Carriers 1.7%
69,400	Global Village Telecom Holding S.A.* (Brazil)	1,478,209
90,725	Tulip IT Services Ltd. (India)	1,969,436

		3,447,645

	Application Software 7.0%
60,470	Adobe Systems, Inc.*	2,640,120
42,970	Autodesk, Inc.*	2,147,211
75,240	Duzon Digital Ware Co. Ltd. (Korea)	1,373,008
100,275	Interactive Intelligence, Inc.*	1,905,225
1,854,000	Kingdee International Software Group Co. Ltd. (Hong Kong)	1,460,152
144,030	Opnet Technologies, Inc.*	1,670,748
6,584,740	Silverlake Axis Ltd. (Singapore)	3,192,924

		14,389,388

	Biotechnology 1.6%
40,730	Amgen, Inc.*	2,304,096
12,280	Celgene Corp.*	875,687

		3,179,783

	Broadcasting & Cable TV 0.5%
105,085	Outdoor Channel Holdings, Inc.*	948,918

	Communications Equipment 5.0%
91,195	Acme Packet, Inc.*	1,406,227
129,330	F5 Networks, Inc.*	4,809,783
124,622	Packeteer, Inc.*	947,127
39,905	QUALCOMM, Inc.	1,686,385
69,070	Starent Networks Corp.*	1,458,068

		10,307,590

	Computer Storage & Peripherals 7.9%
290,470	Catcher Technology Co. Ltd. (Taiwan)	2,113,885
7,280	Data Domain, Inc.*	225,316
101,975	Intevac, Inc.*	1,550,020
258,635	Isilon Systems, Inc.*	1,991,490
6,810	Netezza Corp.*	85,193
95,900	Network Appliance, Inc.*	2,580,669
91,165	QLogic Corp.*	1,226,169
2,417,675	Unisteel Technology Ltd. (Singapore)	3,500,691
115,385	Western Digital Corp.*	2,921,548

		16,194,981

	Construction & Engineering 0.7%
1,210,000	Midas Holdings Ltd. (Singapore)	1,409,772

	Construction & Farm Machinery & Heavy Trucks 0.4%
1,684,000	China Farm Equipment Ltd. (Singapore)	714,496

	Data Processing & Outsourced Services 1.2%
131,500	Redecard S.A.* (Brazil)	2,456,199

	Diversified Banks 1.7%
95,770	HDFC Bank Ltd. (India)	3,451,301

	Electrical Components & Equipment 0.5%
1,728,000	Wasion Meters Group Ltd. (Hong Kong)	1,065,164

	Electronic Equipment Manufacturers 0.3%
1,891,690	QRSciences Holdings Ltd.* (Australia)	604,122

Shares		Value

	Electronic Manufacturing Services 1.2%
218,115	TTM Technologies, Inc.*	$2,523,591

	Health Care Equipment 7.8%
113,030	Abaxis, Inc.*	2,537,524
40,805	ArthroCare Corp.*	2,280,591
84,130	Dexcom, Inc.*	840,459
12,215	Intuitive Surgical, Inc.*	2,809,450
7,853,270	LMA International N.V.* (Singapore)	3,014,691
43,375	Medtronic, Inc.	2,446,784
34,215	NxStage Medical, Inc.*	495,775
91,395	VNUS Medical Technologies, Inc.*	1,452,266

		15,877,540

	Health Care Technology 2.2%
141,625	RaySearch Laboratories AB* (Sweden)	4,440,654

	Industrial Machinery 4.6%
6,238,586	Innovalues Ltd. (Singapore)	2,331,828
580,705	Weg S.A. (Brazil)	7,056,628

		9,388,456

	Integrated Telecommunication Services 0.5%
27,190	NeuStar, Inc., Class A*	932,345

	Internet Retail 2.1%
89,180	B2W Companhia Global do Varejo (Brazil)	4,213,037

	Internet Software & Services 1.7%
3,245	Google, Inc., Class A*	1,840,791
550,135	Kana Software, Inc.*	1,721,923

		3,562,714

	IT Consulting & Other Services 6.3%
88,315	Cognizant Technology Solutions Corp., Class A* †††	7,044,887
1,247,000	CSE Global Ltd. (Singapore)	1,074,964
87,830	Infosys Technologies Ltd. (India)	4,159,458
65,450	Tier Technologies, Inc., Class B*	667,590

		12,946,899

	Life & Health Insurance 1.2%
80,795	OdontoPrev S.A. (Brazil)	2,515,191

	Life Sciences Tools & Services 3.2%
28,655	Covance, Inc.*	2,232,224
43,925	Icon plc ADR* (Ireland)	2,241,493
36,995	Pharmaceutical Product
	Development, Inc.	1,311,103
13,030	Techne Corp.*	821,932

		6,606,752

	Oil & Gas Equipment & Services 3.4%
4,217,010	Advanced Holdings Ltd. (Singapore)	1,462,613
49,410	Pason Systems, Inc. (Canada)	740,366
669,000	Swiber Holdings Ltd.* (Singapore)	1,558,905
151,140	TGS-NOPEC Geophysical Co. ASA* (Norway)	3,096,672

		6,858,556

	Photographic Products 0.3%
50,337	Largan Precision Co. Ltd. (Taiwan)	547,560

	Real Estate Management & Development 1.3%
186,780	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	2,693,060

SEPTEMBER 30, 2007

Shares		Value

	Semiconductor Equipment 3.9%
88,170	ASE Test Ltd.*	$1,267,003
147,430	inTEST Corp.*	470,302
66,490	Nanometrics, Inc.*	596,415
93,465	Rudolph Technologies, Inc.*	1,292,621
114,495	Tessera Technologies, Inc.*	4,293,562

		7,919,903

	Semiconductors 17.4%
17,105	austriamicrosystems AG* (Austria)	899,219
54,300	Melexis N.V. (Belgium)	1,001,298
119,735	Micrel, Inc.	1,293,138
65,435	Microchip Technology, Inc.	2,376,599
104,185	MIPS Technologies, Inc.*	823,061
112,015	National Semiconductor Corp.	3,037,847
121,210	NetLogic Microsystems, Inc.*	4,376,893
282,310	O2Micro International Ltd. ADR* (Cayman Islands)	4,367,336
70,630	ON Semiconductor Corp.*	887,113
164,616	PLX Technology, Inc.*	1,777,853
86,450	Power Integrations, Inc.*	2,568,430
52,640	PSi Technologies Holdings, Inc. ADR*	77,907
4,060	Samsung Electronics Co. Ltd. GDR (Korea)	1,273,825
65,730	Silicon Laboratories, Inc.*	2,744,885
108,045	SiRF Technology Holdings, Inc.*	2,306,761
24,190	Supertex, Inc.*	964,697
52,085	Techwell, Inc.*	553,143
88,870	Texas Instruments, Inc.	3,251,753
71,405	Volterra Semiconductor Corp.*	876,853

		35,458,611

	Specialized Finance 0.5%
24,275	GP Investments Ltd. GDR (Brazil)	1,070,433

	Systems Software 0.0%
8,140	Sourcefire, Inc.*	73,911

	Technology Distributors 1.0%
225,884	Nu Horizons Electronics Corp.*	2,130,086

	Thrifts & Mortgage Finance 1.2%
37,055	Housing Development Finance Corp. Ltd. (India)	2,352,419

	Trucking 0.7%
144,375	Localiza Rent A Car S.A. (Brazil)	1,474,502

	Wireless Telecommunication Services 5.8%
1,870,300	America Movil S.A.B. de C.V., Series L (Mexico)	5,991,287
321,880	Idea Cellular Ltd.* (India)	1,013,763
58,625	NII Holdings, Inc.*	4,816,044

		11,821,094

	Total Common Stocks (cost $158,836,301)	195,965,285

	PREFERRED STOCKS 0.3%

	Broadcasting & Cable TV 0.0%
1	Net Servicos de Comunicacao S.A., Series 4 Pfd.* (Brazil)	12

	Integrated Telecommunication Services 0.1%
17,684	Neutral Tandem, Inc., Series C
	Pfd.* *** †	111,107

Shares		Value

	Internet Software & Services 0.2%
78,502	BlueArc Corp., Series DD Pfd.* *** †	$407,426
30,265	Incipient, Inc., Series D Pfd.* *** †	31,960
6,528	Xtera Communications, Inc., Series A-1 Series A-1 Pfd.* *** †	7,076

		446,462

	Pharmaceuticals 0.0%
283,018	Point Biomedical Corp., Series F Pfd.* *** †	64,151
29,666	Point Biomedical Corp., Series G Pfd.* *** †	6,724

		70,875

	Total Preferred Stocks (cost $748,131)	628,456

	LIMITED PARTNERSHIP INTEREST 0.1%

	Other 0.1%
	Montagu Newhall Global Partners II-B, L.P.* *** †	286,800

	Total Limited Partnership Interest (cost $312,144)	286,800

	WARRANTS 0.1%

	Air Freight & Logistics 0.1%
212,125	Goodpack Ltd. expiring 7/16/09* (Singapore)	107,859

	Electronic Equipment Manufacturers 0.0%
945,845	QRSciences Holdings Ltd. expiring 2/15/08* *** † (Australia)	—

	Pharmaceuticals 0.0%
768	Acusphere, Inc. expiring 10/20/08* *** †	—
3,832	Acusphere, Inc. expiring 8/02/08* *** †	—
84,905	Point Biomedical Corp. Series F expiring 2/16/12* *** †	—
41,532	Point Biomedical Corp. Series G expiring 5/11/14* *** †	8,999

		8,999

	Total Warrants (cost $0)	116,858

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.1%

	Repurchase Agreement 4.1%
$8,440,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $8,300,000 of United States Treasury Notes 4.875% due 6/30/12; value: $8,611,250; repurchase proceeds: $8,442,673††† (cost $8,440,000)	$8,440,000

	Total Short-Term Investments (cost $8,440,000)	8,440,000

	Total Investments (cost $168,336,576) 100.6%	205,437,399

	Liabilities less Other Assets (0.6)%	(1,294,909)

	NET ASSETS 100.0%	$204,142,490

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depositary Receipts.

GDR Global Depositary Receipts.

See notes to financial statements.

At September 30, 2007, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.3
Austria	0.5
Belgium	0.5
Brazil	11.7
Canada	0.4
Cayman Islands	2.2
Hong Kong	1.3
India	6.5
Ireland	1.1
Korea	1.3
Mexico	3.0
Norway	1.6
Singapore	10.5
Sweden	2.3
Taiwan	1.4
United States	55.4

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	SEPTEMBER 30, 2007

Shares		Value

	COMMON STOCKS 99.1%

	Aerospace & Defense 2.4%
48,565	L-3 Communications Holdings, Inc.	$4,960,429

	Air Freight & Logistics 1.5%
56,210	C.H. Robinson Worldwide, Inc.	3,051,641

	Apparel Retail 3.3%
125,002	Aeropostale, Inc.*	2,382,538
219,535	Esprit Holdings Ltd. (Hong Kong)	3,489,055
235,830	Truworths International Ltd. (South Africa)	1,084,303

		6,955,896

	Apparel, Accessories & Luxury Goods 2.6%
112,625	Coach, Inc.*	5,323,784

	Asset Management & Custody Banks 2.6%
92,175	SEI Investments Co.	2,514,534
53,225	T. Rowe Price Group, Inc.	2,964,100

		5,478,634

	Automotive Retail 0.9%
58,800	O’Reilly Automotive, Inc.*	1,964,508

	Communications Equipment 4.2%
172,755	Cisco Systems, Inc.*	5,719,918
82,000	F5 Networks, Inc.*	3,049,580

		8,769,498

	Computer & Electronics Retail 0.8%
36,367	Best Buy Co., Inc.	1,673,609

	Construction & Farm Machinery & Heavy Trucks 1.8%
60,660	Oshkosh Truck Corp.	3,759,100

	Consumer Finance 3.1%
182,680	AmeriCredit Corp.*	3,211,514
50,301	Capital One Financial Corp.	3,341,496

		6,553,010

	Data Processing & Outsourced Services 4.5%
93,800	Alliance Data Systems Corp.*	7,263,872
112,600	Redecard S.A.* (Brazil)	2,103,179

		9,367,051

	Department Stores 2.0%
73,750	Kohl’s Corp.*	4,228,088

	Diversified REIT’s 1.8%
187,285	CapitalSource, Inc.	3,790,648

	Education Services 1.4%
49,080	Apollo Group, Inc., Class A*	2,952,162

	Electronic Equipment Manufacturers 3.6%
189,630	Amphenol Corp., Class A	7,539,689

	General Merchandise Stores 1.7%
86,425	Dollar Tree Stores, Inc.*	3,503,670

	Health Care Distributors 1.2%
62,620	Patterson Companies, Inc.*	2,417,758

	Health Care Equipment 2.2%
62,875	St. Jude Medical, Inc.*	2,770,901
22,863	Zimmer Holdings, Inc.*	1,851,674

		4,622,575

Shares		Value

	Health Care Services 5.2%
97,615	DaVita, Inc.*	$6,167,316
57,260	Express Scripts, Inc.*	3,196,253
42,737	Lincare Holdings, Inc.*	1,566,311

		10,929,880

	Home Furnishings 1.2%
69,940	Tempur-Pedic International, Inc.	2,500,355

	Home Improvement Retail 0.4%
27,365	Lowe’s Companies, Inc.	766,767

	Homebuilding 1.2%
5,539	NVR, Inc.*	2,604,715

	Homefurnishing Retail 0.4%
25,507	Bed Bath & Beyond, Inc.*	870,299

	Hotels, Resorts & Cruise Lines 0.7%
445,230	Shangri-La Asia Ltd. (Hong Kong)	1,501,145

	Internet Software & Services 2.0%
106,180	eBay, Inc.*	4,143,144

	IT Consulting & Other Services 4.5%
29,150	Cognizant Technology Solutions Corp., Class A*	2,325,295
147,650	Infosys Technologies Ltd. (India)	6,992,416

		9,317,711

	Life Sciences Tools & Services 2.4%
63,065	Covance, Inc.*	4,912,763

	Managed Health Care 3.6%
94,140	WellPoint, Inc.*	7,429,529

	Office Services & Supplies 0.5%
56,635	Knoll, Inc.	1,004,705

	Oil & Gas Equipment & Services 1.1%
24,915	Cameron International Corp.*	2,299,405

	Oil & Gas Exploration & Production 5.7%
42,725	Anadarko Petroleum Corp.	2,296,469
62,905	Chesapeake Energy Corp.	2,218,030
52,720	Plains Exploration & Production Co.*	2,331,278
32,590	Ultra Petroleum Corp.* (Canada)	2,021,884
50,295	XTO Energy, Inc.	3,110,243

		11,977,904

	Pharmaceuticals 3.7%
70,785	Biovail Corp. (Canada)	1,229,536
98,185	Endo Pharmaceuticals Holdings, Inc.*	3,044,717
78,820	Teva Pharmaceutical Industries Ltd. ADR (Israel)	3,505,125

		7,779,378

	Real Estate Management & Development 1.2%
86,170	CB Richard Ellis Group, Inc., Class A*	2,398,973

	Regional Banks 0.7%
37,270	Commerce Bancorp, Inc.	1,445,331

	Semiconductor Equipment 1.6%
61,780	KLA-Tencor Corp.	3,446,088

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)

Shares		Value

	Semiconductors 7.0%
97,300	Linear Technology Corp.	$3,404,527
115,440	Maxim Integrated Products, Inc.	3,388,164
67,980	Microchip Technology, Inc.	2,469,034
168,735	ON Semiconductor Corp.*	2,119,311
326,484	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	3,304,018

		14,685,054

	Specialized Finance 1.2%
15,850	IntercontinentalExchange, Inc.*	2,407,615

	Specialty Stores 0.8%
77,900	Staples, Inc.	1,674,071

	Systems Software 1.0%
69,155	BMC Software, Inc.*	2,159,711

	Thrifts & Mortgage Finance 1.2%
39,235	Housing Development Finance Corp. Ltd. (India)	2,490,816

	Trading Companies & Distributors 3.7%
59,020	Fastenal Co.	2,680,098
46,540	MSC Industrial Direct Co., Inc., Class A	2,354,459
59,425	TransDigm Group, Inc.*	2,716,317

		7,750,874

	Trucking 1.1%
85,025	J.B. Hunt Transport Services, Inc.	2,236,158

	Wireless Telecommunication Services 5.4%
2,033,520	America Movil S.A.B. de C.V., Series L (Mexico)	6,514,143
58,190	NII Holdings, Inc.*	4,780,308

		11,294,451

	Total Common Stocks (cost $171,562,684)	206,938,592

	Total Investments (cost $171,562,684) 99.1%	206,938,592

	Other Assets less Liabilities 0.9%	1,979,519

	NET ASSETS 100.0%	$208,918,111

	*Non-income producing. ADR American Depositary Receipts. See notes to financial statements.

At September 30, 2007, Wasatch Heritage Growth Fund’s investments were in the following countries:

Country	%
Brazil	1.0
Canada	1.6
Hong Kong	2.4
India	4.6
Israel	1.7
Mexico	3.1
South Africa	0.5
Taiwan	1.6
United States	83.5

TOTAL	100.0%

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments	SEPTEMBER 30, 2007

Shares		Value

	COMMON STOCKS 76.5%

	Aerospace & Defense 2.9%
1,040	Goodrich Corp.	$70,959

	Agricultural Products 2.8%
2,080	Archer-Daniels-Midland Co.	68,806

	Aluminum 2.9%
1,820	Alcoa, Inc.	71,198

	Asset Management & Custody Banks 2.1%
590	Legg Mason, Inc.	49,731

	Automobile Manufacturers 2.8%
1,055	Bayerische Motoren Werke (BMW) AG (Germany)	68,052

	Broadcasting & Cable TV 2.9%
2,870	Comcast Corp., Class A*	69,397

	Coal & Consumable Fuels 2.9%
5,365	Uranium One, Inc.* (Canada)	71,044

	Communications Equipment 5.7%
2,120	Cisco Systems, Inc.*	70,193
3,475	Comverse Technology, Inc.*	68,805

		138,998

	Computer Hardware 2.9%
12,660	Sun Microsystems, Inc.*	71,023

	Construction & Farm Machinery & Heavy Trucks 2.9%
480	Deere & Co.	71,242

	Consumer Finance 1.9%
700	Capital One Financial Corp.	46,501

	Diversified Metals & Mining 3.0%
2,795	HudBay Minerals, Inc.* (Canada)	72,475

	Drug Retail 1.4%
730	Walgreen Co.†††	34,485

	Gold 1.0%
2,010	Yamana Gold, Inc. (Canada)	23,678

	Health Care Equipment 1.9%
1,130	Covidien Ltd.* (Bermuda)	46,895

	Home Improvement Retail 2.7%
3,000	RONA, Inc.* (Canada)	65,797

	Industrial Machinery 1.6%
1,005	Graco, Inc.	39,306

	Life & Health Insurance 2.0%
720	Lincoln National Corp.	47,498

	Oil & Gas Drilling 2.7%
1,255	Fred Olsen Energy ASA (Norway)	66,203

	Oil & Gas Exploration & Production 2.9%
1,315	Anadarko Petroleum Corp.	70,681

	Oil & Gas Storage & Transportation 2.8%
2,805	Spectra Energy Corp.	68,666

	Pharmaceuticals 4.9%
2,790	Biovail Corp. (Canada)	48,462
1,580	Teva Pharmaceutical Industries Ltd. ADR (Israel)	70,263

		118,725

Shares		Value

	Railroads 2.6%
770	Burlington Northern Santa Fe Corp.	$62,501

	Semiconductors 1.8%
3,200	Advanced Micro Devices, Inc.*	42,240

	Specialty Chemicals 1.9%
670	Cytec Industries, Inc.	45,821

	Systems Software 2.9%
2,375	Microsoft Corp.	69,968

	Wireless Telecommunication Services 7.7%
1,350	America Movil S.A.B. de C.V., Series L ADR (Mexico)	86,400
1,665	Globe Telecom, Inc. (Philippines)	54,450
1,590	SK Telecom Co. Ltd. ADR (Korea)	47,223

		188,073

	Total Common Stocks (cost $1,816,079)	1,859,963

Principal Amount		Value

	SHORT-TERM INVESTMENTS 19.9%

	Repurchase Agreement 19.9%
$484,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $430,000 of United States Treasury Bonds 6.25% due 8/15/23; value: $497,188; repurchase proceeds: $484,153††† (cost $484,000)	484,000

	Total Short-Term Investments (cost $484,000)	484,000

	Total Investments (cost $2,300,079) 96.4%	2,343,963

	Other Assets less Liabilities 3.6%	88,421

	NET ASSETS 100.0%	$2,432,384

Number of Contracts		Value

	CALL OPTIONS WRITTEN

4	Deere & Co. expiring 10/20/07 exercise price $145	$2,560
7	Walgreen Co. expiring 10/20/07 exercise price $45	1,806

	Total Call Options Written (premium $3,542)	4,366

	*Non-income producing. †††All or a portion of this security has been designated as collateral for written options (see Note 10). ADR American Depositary Receipts. See notes to financial statements.

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments (continued)

At September 30, 2007, Wasatch Heritage Value Fund’s investments, excluding short-term investments and written options were in the following countries:

Country	%
Bermuda	2.5
Canada	15.1
Germany	3.7
Israel	3.8
Korea	2.5
Mexico	4.7
Norway	3.6
Philippines	2.9
United States	61.2

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	SEPTEMBER 30, 2007

Shares		Value

	COMMON STOCKS 95.2%

	Aerospace & Defense 1.8%
348,943	Thielert AG* (Germany)	$9,514,967

	Agricultural Products 2.8%
4,366,895	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	3,534,764
4,005,870	China Green Ltd. (Hong Kong)	4,335,407
2,958,920	Wilmar International Ltd. (Singapore)	7,293,429

		15,163,600

	Alternative Carriers 0.6%
151,700	Global Village Telecom Holding S.A.* (Brazil)	3,231,185

	Apparel Retail 1.5%
42,840	Point, Inc. (Japan)	1,478,013
539,176	Pumpkin Patch Ltd. (New Zealand)	1,268,276
1,164,790	Truworths International Ltd. (South Africa)	5,355,493

		8,101,782

	Apparel, Accessories & Luxury Goods 2.8%
16,820	Bijou Brigitte AG (Germany)	3,131,611
87,390	Mariella Burani Fashion Group S.p.A. (Italy)	2,870,256
1,415,030	Ports Design Ltd. (Hong Kong)	4,907,513
405,515	Ted Baker plc (United Kingdom)	4,310,770

		15,220,150

	Application Software 0.5%
80,885	Nemetschek AG (Germany)	2,699,285

	Asset Management & Custody Banks 2.2%
151,885	AWD Holding AG (Germany)	5,075,187
690	Bank Sarasin & Cie AG, Class B (Switzerland)	3,034,660
4,758,000	Macquarie International Infrastructure Fund Ltd. (Singapore)	3,524,801

		11,634,648

	Biotechnology 0.6%
1,396,565	Ark Therapeutics Group plc* (United Kingdom)	3,397,447

	Building Products 0.5%
368,000	Satipel Industrial S.A.* (Brazil)	2,693,173

	Computer Storage & Peripherals 0.9%
3,410,484	Unisteel Technology Ltd. (Singapore)	4,938,237

	Construction & Engineering 2.5%
285,970	Boart Longyear Group* (Australia)	603,767
2,972,000	Midas Holdings Ltd. (Singapore)	3,462,680
132,660	Outotec Oyj (Finland)	9,365,050

		13,431,497

	Construction & Farm Machinery & Heavy Trucks 3.0%
168,084	Demag Cranes AG (Germany)	7,920,112
62,865	Haulotte Group (France)	2,371,371
99,825	Takeuchi Manufacturing Co. Ltd. (Japan)	5,722,674

		16,014,157

	Consumer Finance 0.5%
491,065	Banco Compartamos S.A. de C.V.* (Mexico)	2,669,723

Shares		Value

	Diversified Banks 3.9%
249,555	Axis Bank Ltd. (India)	$4,784,743
465,874	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	9,317,480
189,615	HDFC Bank Ltd. (India)	6,833,230

		20,935,453

	Diversified Capital Markets 1.2%
1,383,845	Acta Holdings ASA (Norway)	6,235,154

	Diversified Commercial & Professional Services 1.2%
150,677	Campbell Brothers Ltd. (Australia)	3,929,766
5,621,830	Chemoil Energy Ltd. (Hong Kong)	2,670,369

		6,600,135

	Diversified Metals & Mining 4.7%
226,870	Anvil Mining Ltd.* (Canada)	3,952,320
127,130	HudBay Minerals, Inc.* (Canada)	3,296,508
643,290	Independence Group N.L. (Australia)	3,737,838
338,310	Lundin Mining Corp.* (Canada)	4,330,014
79,895	Major Drilling Group Intl., Inc.* (Canada)	4,270,507
1,580,856	Perilya Ltd. (Australia)	5,595,484

		25,182,671

	Diversified REIT’s 1.7%
1,067,840	Babcock & Brown Japan Property Trust** (Australia)	1,624,586
2,985,695	Charter Hall Group (Australia)	7,654,481

		9,279,067

	Education Services 0.1%
25,875	Anhanguera Educacional Participacoes S.A.* ** (Brazil)	471,290

	Electrical Components & Equipment 3.9%
39,830	Conergy AG (Germany)	3,783,114
115,185	SGL Carbon AG* (Germany)	6,603,693
58,240	Solarworld AG (Germany)	3,353,088
4,504,000	Walsin Lihwa Corp. (Taiwan)	2,235,784
7,689,270	Wasion Meters Group Ltd. (Hong Kong)	4,739,775

		20,715,454

	Electronic Equipment Manufacturers 1.8%
1,036,000	Chroma ATE, Inc. (Taiwan)	2,539,605
356,654	Rotork plc (United Kingdom)	7,363,988

		9,903,593

	Environmental & Facilities Services 0.7%
116,000	Asahi Pretec Corp. (Japan)	3,789,859

	Fertilizers & Agricultural Chemicals 0.2%
8,447,000	Century Sunshine Ecological Technology Holdings Ltd. (Hong Kong)	967,452

	Footwear 2.8%
19,931,675	China Hongxing Sports Ltd. (China)	15,168,396

	Gold 0.3%
5,356,000	Redcorp Ventures Ltd.* (Canada)	1,564,110

	Health Care Equipment 2.3%
321,835	Elekta AB, Class B (Sweden)	5,245,396
17,710	Nakanishi, Inc. (Japan)	2,282,026
16,608	Straumann Holding AG (Switzerland)	4,665,048

		12,192,470

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Health Care Facilities 0.9%
240,910	Curanum AG (Germany)	$2,405,015
39,740	Orpea* (France)	2,367,321

		4,772,336

	Health Care Supplies 0.5%
32,008	Omega Pharma S.A. (Belgium)	2,807,363

	Health Care Technology 1.3%
224,540	RaySearch Laboratories AB* (Sweden)	7,040,456

	Homebuilding 1.5%
123,200	Japan General Estate Co. Ltd.
	(The) (Japan)	1,990,005
1,537,700	SARE Holding S.A.B. de C.V., Class B* (Mexico)	2,322,183
1,086,465	Urbi Desarrollos Urbanos S.A. de C.V.* (Mexico)	3,907,951

		8,220,139

	Homefurnishing Retail 1.7%
69,590	Beter Bed Holding N.V. (Netherlands)	1,959,110
371,830	Hemtex AB (Sweden)	6,925,982

		8,885,092

	Household Appliances 1.4%
192,845	Fourlis Holdings S.A. (Greece)	7,244,177

	Human Resource & Employment Services 1.1%
684,970	Michael Page International plc (United Kingdom)	5,776,172

	Industrial Conglomerates 0.9%
1,285,123	Mexichem S.A.B. de C.V. (Mexico)	4,563,701

	Industrial Machinery 5.2%
154,160	Biesse S.p.A. (Italy)	4,496,038
38,818	Burckhardt Compression Holding AG (Switzerland)	8,536,192
173,880	Frigoglass S.A. (Greece)	5,996,127
86,310	Konecranes Oyj (Finland)	3,472,395
119,128	Palfinger AG (Austria)	5,224,249

		27,725,001

	Industrial REIT’s 0.6%
3,987,175	Mapletree Logistics Trust (Singapore)	3,356,547

	Internet Retail 0.6%
33,145	B2W Companhia Global do Varejo GDR*** (Brazil)	3,131,669

	Investment Banking & Brokerage 1.8%
132,450	D. Carnegie & Co. AB (Sweden)	2,785,781
90,232	KIWOOM Securities Co. Ltd. (Korea)	6,744,106

		9,529,887

	Life Sciences Tools & Services 2.8%
52,653	Eurofins Scientific (France)	4,827,602
81,020	Icon plc ADR* (Ireland)	4,134,451
31,025	MorphoSys AG* (Germany)	1,918,961
200,435	QIAGEN N.V.* (Netherlands)	3,890,443

		14,771,457

	Marine 0.4%
557,605	Eitzen Chemical ASA* (Norway)	2,326,284

	Office Electronics 0.4%
16,320	Neopost S.A. (France)	2,302,339

Shares		Value

	Oil & Gas Equipment & Services 6.0%
965,663	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	$748,099
198,355	Pason Systems, Inc. (Canada)	2,972,179
64,385	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	5,481,809
419,315	TGS-NOPEC Geophysical Co. ASA* (Norway)	8,591,246
139,340	Trican Well Service Ltd. (Canada)	2,841,383
294,110	Wavefield Inseis ASA* (Norway)	3,053,875
216,590	WorleyParsons Ltd. (Australia)	8,148,527

		31,837,118

	Oil & Gas Exploration & Production 2.3%
563,007	JKX Oil and Gas plc (United Kingdom)	4,028,343
88,095	Premier Oil plc* (United Kingdom)	1,818,935
153,165	Soco International plc* (United Kingdom)	6,644,305

		12,491,583

	Other Diversified Financial Services 0.5%
643,395	African Bank Investments Ltd. (South Africa)	2,930,138

	Pharmaceuticals 0.6%
355,155	Hikma Pharmaceuticals plc (United Kingdom)	3,049,382

	Precious Metals & Minerals 0.6%
79,290	Aber Diamond Corp. (Canada)	3,112,355

	Real Estate Management & Development 5.2%
9,600	ARDEPRO Co. Ltd. (Japan)	2,492,420
580	Creed Corp. (Japan)	1,323,924
350,219	DTZ Holdings plc (United Kingdom)	3,381,087
734,715	Even Construtora e Incorporadora S.A.* (Brazil)	6,957,924
1,100,315	Growthpoint Properties Ltd.** (South Africa)	2,591,142
817,350	Invista Real Estate Investment Management Holdings plc (United Kingdom)	1,587,363
201,090	Joint Corp. (Japan)	5,378,518
353,365	Norwegian Property ASA (Norway)	4,258,830

		27,971,208

	Regional Banks 0.8%
148,440	Canadian Western Bank (Canada)	4,260,148

	Restaurants 1.1%
1,906,295	FU JI Food & Catering Services Holdings Ltd. (China)	5,863,070

	Retail REIT’s 0.5%
1,870,000	Suntec Real Estate Investment Trust (Singapore)	2,455,804

	Semiconductors 1.3%
29,815	austriamicrosystems AG* (Austria)	1,567,391
122,190	Melexis N.V. (Belgium)	2,253,196
185,740	O2Micro International Ltd. ADR* (Cayman Islands)	2,873,398

		6,693,985

	Specialized Finance 7.7%
236,330	Arques Industries AG (Germany)	10,953,858
66,135	GP Investments Ltd. GDR (Brazil)	2,916,297
167,495	Hellenic Exchanges S.A. (Greece)	5,374,639
2,443,405	Infrastructure Development Finance Co. Ltd. (India)	8,704,218
732,740	JSE Ltd. (South Africa)	8,526,429
1,095	Osaka Securities Exchange Co. Ltd. (Japan)	4,846,315

		41,321,756

SEPTEMBER 30, 2007

Shares		Value

	Steel 0.8%
272,285	Maharashtra Seamless Ltd. (India)	$4,202,404

	Thrifts & Mortgage Finance 1.0%
154,280	Home Capital Group, Inc. (Canada)	5,359,911

	Trucking 0.7%
362,925	Localiza Rent A Car S.A. (Brazil)	3,706,552

	Total Common Stocks (cost $364,632,314)	509,422,989

	PREFERRED STOCKS 1.3%

	Railroads 1.3%
462,585	All America Latina Logistica S.A. Pfd.** (Brazil)	6,593,921

	Total Preferred Stocks (cost $2,379,556)	6,593,921

	WARRANTS 0.0%

	Gold 0.0%
2,678,000	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.8%

	Repurchase Agreement 2.8%
$15,002,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $15,115,000 of United States Treasury Notes 4.50% due 5/15/17; value: $15,303,938; repurchase proceeds: $15,006,751 (cost $15,002,000)	$15,002,000

	Total Short-Term Investments (cost $15,002,000)	15,002,000

	Total Investments (cost $382,013,870) 99.3%	531,018,910

	Other Assets less Liabilities 0.7%	3,883,775

	NET ASSETS 100.0%	$534,902,685

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipts.

GDR Global Depositary Receipts.

See notes to financial statements.

At September 30, 2007, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.0
Austria	2.4
Belgium	1.0
Bermuda	1.8
Brazil	5.8
Canada	7.0
Cayman Islands	0.6
China	3.1
Finland	2.5
France	2.3
Germany	11.2
Greece	3.6
Hong Kong	5.3
India	4.8
Ireland	0.8
Italy	1.4
Japan	5.7
Korea	1.3
Mexico	2.6
Netherlands	1.1
New Zealand	0.3
Norway	4.7
Singapore	4.9
South Africa	3.8
Sweden	4.3
Switzerland	3.8
Taiwan	0.9
United Kingdom	7.0

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.1%

	Aerospace & Defense 1.1%
7,570	Ceramic Protection Corp.* (Canada)	$47,644
21,540	Thielert AG* (Germany)	587,352

		634,996

	Air Freight & Logistics 1.9%
759,941	Goodpack Ltd. (Singapore)	1,069,655

	Apparel, Accessories & Luxury Goods 4.4%
1,885,000	EganaGoldpfeil Holdings Ltd.*** (Hong Kong)	160,100
473,005	Moiselle Int’l. Holdings Ltd. (Hong Kong)	155,218
171,045	Mulberry Group plc (United Kingdom)	804,235
23,900	New Wave Group AB, Class B (Sweden)	237,429
231,475	Ports Design Ltd. (Hong Kong)	802,786
28,025	Ted Baker plc (United Kingdom)	297,916

		2,457,684

	Apparel Retail 0.3%
67,241	Pumpkin Patch Ltd. (New Zealand)	158,168

	Application Software 2.8%
65,655	Bri-Chem Corp.* (Canada)	79,998
983,100	Guestlogix, Inc.* (Canada)	782,085
10,315	Nemetschek AG (Germany)	344,231
801,336	Silverlake Axis Ltd. (Singapore)	388,566

		1,594,880

	Asset Management & Custody Banks 1.6%
8,675	Addenda Capital, Inc. (Canada)	175,762
460,000	Macquarie International Infrastructure Fund Ltd. (Singapore)	340,775
29,575	Treasury Group Ltd. (Australia)	386,981

		903,518

	Auto Parts & Equipment 1.3%
42,540	Martinrea International, Inc.* (Canada)	732,525

	Automobile Manufacturers 0.4%
26,145	Fleetwood Corp. Ltd. (Australia)	223,815

	Automotive Retail 0.7%
11,142	ARB Corp. Ltd. (Australia)	41,019
93,050	Super Cheap Auto Group Ltd. (Australia)	370,625

		411,644

	Biotechnology 0.5%
123,110	Ark Therapeutics Group plc* (United Kingdom)	299,492

	Building Products 0.5%
39,000	Satipel Industrial S.A.* (Brazil)	285,418

	Communications Equipment 0.5%
38,435	Celrun Co. Ltd.* (Korea)	264,171

	Computer Storage & Peripherals 1.0%
394,063	Unisteel Technology Ltd. (Singapore)	570,586

	Construction & Engineering 1.8%
21,475	Churchill Corp., Class A* (Canada)	362,224
86,050	Lycopodium Ltd. (Australia)	309,920
315,960	Midas Holdings Ltd. (Singapore)	368,125

		1,040,269

Shares		Value

	Construction & Farm Machinery & Heavy Trucks 3.3%
883,000	China Farm Equipment Ltd. (Singapore)	$374,644
16,700	Demag Cranes AG (Germany)	786,903
12,200	Takeuchi Manufacturing Co. Ltd. (Japan)	699,390

		1,860,937

	Consumer Finance 0.5%
54,145	Banco Compartamos S.A. de C.V.* (Mexico)	294,365

	Diversified Capital Markets 2.7%
280,250	Acta Holdings ASA (Norway)	1,262,715
41,430	Numis Corp. plc (United Kingdom)	230,371

		1,493,086

	Diversified Commercial & Professional Services 2.5%
46,175	Credit Corp. Group Ltd. (Australia)	449,761
23,305	D+S europe AG* (Germany)	422,102
49,840	Intermap Technologies Corp.* (Canada)	311,171
270,155	Management Consulting Group plc (United Kingdom)	218,150

		1,401,184

	Diversified Metals & Mining 0.9%
721,560	CBH Resources Ltd.* (Australia)	339,251
54,530	Perilya Ltd. (Australia)	193,010

		532,261

	Diversified REIT’s 2.3%
234,540	Babcock & Brown Japan Property Trust** (Australia)	356,824
149,360	Charter Hall Group (Australia)	382,917
60,735	Star Asia Finance Ltd.*** † (Guernsey)	561,799

		1,301,540

	Education Services 3.6%
12,520	Anhanguera Educacional Participacoes S.A.* ** (Brazil)	228,040
538,031	China Education Ltd.* (Singapore)	167,050
3,120	MegaStudy Co. Ltd. (Korea)	951,188
390,150	Oriental Century Ltd.* (Singapore)	252,244
280,765	Raffles Education Corp. Ltd. (Singapore)	433,008

		2,031,530

	Electrical Components & Equipment 1.2%
1,117,000	Wasion Meters Group Ltd. (Hong Kong)	688,535

	Electronic Equipment Manufacturers 1.3%
216,285	Chroma ATE, Inc. (Taiwan)	530,191
618,710	QRSciences Holdings Ltd.* (Australia)	197,589

		727,780

	Electronic Manufacturing Services 0.2%
207,670	Virtek Vision International, Inc.* (Canada)	129,657

	Fertilizers & Agricultural Chemicals 0.4%
2,094,000	Century Sunshine Ecological Technology Holdings Ltd. (Hong Kong)	239,830

	Footwear 5.8%
3,866,625	China Hongxing Sports Ltd. (China)	2,942,577
500,000	Hongguo International Holdings Ltd. (Singapore)	340,102

		3,282,679

SEPTEMBER 30, 2007

Shares		Value

	Gold 0.4%
855,000	Redcorp Ventures Ltd.* (Canada)	$249,685

	Health Care Equipment 0.9%
1,279,445	LMA International N.V.* (Singapore)	491,150

	Health Care Facilities 0.5%
27,815	Curanum AG (Germany)	277,678

	Health Care Technology 3.3%
101,760	Profdoc ASA* (Norway)	632,085
40,020	RaySearch Laboratories AB* (Sweden)	1,254,828

		1,886,913

	Home Improvement Retail 0.6%
43,435	Swedol AB, Class B (Sweden)	326,992

	Homebuilding 1.2%
25,300	Japan General Estate Co. Ltd. (The) (Japan)	408,662
180,360	SARE Holding S.A.B. de C.V., Class B* (Mexico)	272,373

		681,035

	Homefurnishing Retail 1.9%
10,170	Beter Bed Holding N.V. (Netherlands)	286,308
41,205	Hemtex AB (Sweden)	767,515

		1,053,823

	Hotels, Resorts & Cruise Lines 0.8%
52,700	Club Cruise Entertainment & Travelling Services Europe N.V.* (Norway)	464,149

	Household Appliances 0.9%
13,640	Fourlis Holdings S.A. (Greece)	512,383

	Human Resource & Employment Services 0.1%
31,805	Carter & Carter Group plc (United Kingdom)	52,178

	Industrial Conglomerates 1.4%
228,480	Mexichem S.A.B. de C.V. (Mexico)	811,373

	Industrial Machinery 2.7%
168,262	Awea Mechantronic Co. Ltd. (Taiwan)	384,628
2,565	Burckhardt Compression Holding AG (Switzerland)	564,051
1,034,886	Innovalues Ltd. (Singapore)	386,815
5,355	Muehlbauer Holding AG & Co. KGaA (Germany)	179,394

		1,514,888

	Internet Retail 0.8%
9,100	B2W Companhia Global do Varejo (Brazil)	429,902

	Investment Banking & Brokerage 3.9%
123,005	ABG Sundal Collier ASA (Norway)	326,146
31,040	HQ AB (Sweden)	852,807
13,946	KIWOOM Securities Co. Ltd. (Korea)	1,042,350

		2,221,303

	Leisure Products 0.6%
19,175	KABE Husvagnar AB, Class B (Sweden)	322,939

	Marine 0.7%
28,605	Euroseas Ltd.	415,631

	Office REIT’s 0.7%
701,235	Axis Real Estate Investment Trust (Malaysia)	393,062

	Oil & Gas Drilling 0.6%
106,150	Ithaca Energy, Inc.* (Canada)	366,643

Shares		Value

	Oil & Gas Equipment & Services 6.0%
101,575	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	$78,690
144,965	Bayou Bend Petroleum Ltd.* *** (Canada)	188,314
14,050	Bonnett’s Energy Services Trust** (Canada)	68,761
61,965	Deep Sea Supply plc* (Norway)	273,449
210,800	Ezra Holdings Ltd. (Singapore)	908,590
41,875	Pason Systems, Inc. (Canada)	627,461
38,305	Petrowest Energy Services Trust** (Canada)	157,764
70,530	Seabird Exploration Ltd.* (Norway)	357,018
40,750	Sondex plc (United Kingdom)	385,703
31,450	Wavefield Inseis ASA* (Norway)	326,559

		3,372,309

	Oil & Gas Exploration & Production 1.7%
34,170	Bow Valley Energy Ltd.* (Canada)	201,638
16,655	Highpine Oil & Gas Ltd.* (Canada)	171,070
44,125	JKX Oil and Gas plc (United Kingdom)	315,716
18,060	ProEx Energy Ltd.* (Canada)	257,156

		945,580

	Real Estate Management & Development 5.7%
1,715	ARDEPRO Co. Ltd. (Japan)	445,261
45	Century 21 Real Estate of Japan Ltd. (Japan)	168,583
78,235	Even Construtora e Incorporadora S.A.* (Brazil)	740,904
16,100	Joint Corp. (Japan)	430,624
41,360	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	596,343
50,915	Norwegian Property ASA (Norway)	613,638
7,800	Vivacon AG (Germany)	203,012

		3,198,365

	Restaurants 0.8%
141,000	FU JI Food & Catering Services Holdings Ltd. (Hong Kong)	433,665

	Semiconductors 1.3%
15,765	Melexis N.V. (Belgium)	290,708
28,360	O2Micro International Ltd. ADR* (Cayman Islands)	438,729

		729,437

	Specialized Finance 8.3%
28,095	Arques Industries AG (Germany)	1,302,199
46,380	IMAREX ASA* (Norway)	1,006,167
88,444	JSE Ltd. (South Africa)	1,029,166
105	Osaka Securities Exchange Co. Ltd. (Japan)	464,715
32,625	Oslo Bors Holdings ASA (Norway)	865,048

		4,667,295

	Specialty Chemicals 0.9%
55,175	Allen-Vanguard Corp.* (Canada)	527,831

	Specialty Stores 1.1%
32,005	easyhome Ltd. (Canada)	620,408

	Thrifts & Mortgage Finance 1.0%
15,985	Home Capital Group, Inc. (Canada)	555,342

	Trading Companies & Distributors 0.3%
42,555	Commercial Solutions, Inc.* (Canada)	143,557

	Trucking 0.5%
23,860	TransForce Income Fund** (Canada)	263,095

	Total Common Stocks (cost $35,532,762)	52,558,816

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	WARRANTS 0.6%

	Air Freight & Logistics 0.1%
119,242	Goodpack Ltd. expiring 7/16/09* (Singapore)	$60,631

	Electronic Equipment Manufacturers 0.0%
309,355	QRSciences Holdings Ltd. expiring 2/15/08* *** † (Australia)	—

	Gold 0.0%
427,500	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	—

	Hotels, Resorts & Cruise Lines 0.5%
124,456	Club Cruise Entertainment & Travelling Services Europe N.V. expiring 4/25/12* (Norway)	288,456

	Total Warrants (cost $280,622)	349,087

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.4%

	Repurchase Agreement 4.4%
$2,452,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $2,415,000 of United States Treasury Notes 4.875% due 6/30/12; value: $2,505,563; repurchase proceeds: $2,452,776 (cost $2,452,000)	$2,452,000

	Total Short-Term Investments (cost $2,452,000)	2,452,000

	Total Investments (cost $38,265,384) 98.1%	55,359,903

	Other Assets less Liabilities 1.9%	1,073,274

	NET ASSETS 100.0%	$56,433,177

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipts.

See notes to financial statements.

At September 30, 2007, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.1
Belgium	0.6
Brazil	4.3
Canada	13.3
Cayman Islands	0.8
China	5.7
Germany	7.8
Greece	1.0
Guernsey	1.1
Hong Kong	4.7
Japan	5.0
Korea	4.3
Malaysia	0.7
Mexico	2.6
Netherlands	0.5
New Zealand	0.3
Norway	12.1
Singapore	11.6
South Africa	1.9
Sweden	7.1
Switzerland	1.1
Taiwan	1.7
United Kingdom	4.9
United States	0.8

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	SEPTEMBER 30, 2007

Shares		Value

	COMMON STOCKS 98.4%

	Aerospace & Defense 0.5%
128,280	Limco-Piedmont, Inc.*	$1,702,276
404,970	Luna Innovations, Inc.*	1,737,321

		3,439,597

	Air Freight & Logistics 1.7%
2,206,015	AutoInfo, Inc.* ††	1,478,030
6,475,605	Goodpack Ltd. (Singapore)	9,114,735

		10,592,765

	Apparel, Accessories & Luxury Goods 1.5%
23,990	Bijou Brigitte AG (Germany)	4,466,548
9,443,536	EganaGoldpfeil Holdings Ltd.*** (Hong Kong)	802,076
175,035	Kenneth Cole Productions, Inc., Class A	3,390,428
136,060	Swank, Inc.*	1,020,450

		9,679,502

	Application Software 3.7%
969,640	Bri-Chem Corp.* †† (Canada)	1,181,476
327,525	Interactive Intelligence, Inc.*	6,222,975
317,690	NetScout Systems, Inc.*	3,462,821
583,601	Opnet Technologies, Inc.*	6,769,772
152,892	Retalix Ltd.* (Israel)	2,826,973
6,125,991	Silverlake Axis Ltd. (Singapore)	2,970,477

		23,434,494

	Asset Management & Custody Banks 1.5%
149,630	Addenda Capital, Inc. (Canada)	3,031,626
481,196	Treasury Group Ltd. (Australia)	6,296,315

		9,327,941

	Auto Parts & Equipment 1.0%
364,410	Martinrea International, Inc.* (Canada)	6,275,022

	Automotive Retail 0.6%
331,715	America’s Car-Mart, Inc.*	3,751,697

	Broadcasting & Cable TV 0.4%
270,681	Outdoor Channel Holdings, Inc.*	2,444,249

	Computer & Electronics Retail 0.4%
261,345	hhgregg, Inc.*	2,744,123

	Computer Storage & Peripherals 1.1%
197,685	Intevac, Inc.*	3,004,812
242,587	Qualstar Corp.*	929,108
2,259,756	Unisteel Technology Ltd. (Singapore)	3,272,031

		7,205,951

	Construction & Engineering 0.8%
161,168	Stantec, Inc.* (Canada)	5,321,767

	Consumer Finance 2.9%
116,005	Dollar Financial Corp.*	3,309,623
211,345	First Cash Financial Services, Inc.*	4,949,700
432,040	United PanAm Financial Corp.*	3,560,009
196,415	World Acceptance Corp.*	6,497,408

		18,316,740

	Distributors 1.0%
129,885	Keystone Automotive Industries, Inc.*	6,203,308

	Diversified Capital Markets 0.9%
1,240,425	Acta Holdings ASA (Norway)	5,588,950

	Diversified Commercial & Professional Services 0.6%
75,225	CRA International, Inc.*	3,625,093

Shares		Value

	Education Services 1.3%
4,143,815	Oriental Century Ltd.* (Singapore)	$2,679,100
2,222,445	Raffles Education Corp. Ltd. (Singapore)	3,427,551
125,591	Universal Technical Institute, Inc.*	2,260,638

		8,367,289

	Electrical Components & Equipment 0.4%
105,715	Encore Wire Corp.	2,656,618

	Electronic Equipment Manufacturers 0.8%
163,230	DTS, Inc.*	4,957,295

	Electronic Manufacturing Services 1.8%
208,635	Excel Technology, Inc.*	5,205,443
506,540	TTM Technologies, Inc.*	5,860,668

		11,066,111

	Environmental & Facilities Services 1.1%
324,730	American Ecology Corp.	6,881,029

	Footwear 2.9%
20,902,020	China Hongxing Sports Ltd. (China)	15,906,848
3,860,981	Hongguo International Holdings Ltd. (Singapore)	2,626,252

		18,533,100

	General Merchandise Stores 0.4%
283,015	Tuesday Morning Corp.	2,544,305

	Health Care Equipment 8.0%
440,320	Abaxis, Inc.*	9,885,184
292,221	Cardica, Inc.*	2,802,399
25,654,495	LMA International N.V.* (Singapore)	9,848,175
100,465	Northstar Neuroscience, Inc.*	1,121,190
128,730	NuVasive, Inc.*	4,625,269
118,425	NxStage Medical, Inc.*	1,715,978
226,815	Thoratec Corp.*	4,692,802
979,852	VNUS Medical Technologies, Inc.* ††	15,569,848

		50,260,845

	Health Care Facilities 2.2%
398,903	AmSurg Corp.*	9,202,692
330,157	U.S. Physical Therapy, Inc.*	4,886,324

		14,089,016

	Health Care Services 6.0%
245,110	CorVel Corp.*	5,666,943
192,840	Healthways, Inc.*	10,407,575
301,485	LHC Group, Inc.*	6,472,883
216,815	Nighthawk Radiology Holdings, Inc.*	5,314,136
338,275	Providence Service Corp. (The)*	9,931,754

		37,793,291

	Health Care Supplies 0.4%
527,626	CryoCor, Inc.*	2,231,858

	Health Care Technology 1.6%
181,570	Computer Programs & Systems, Inc.	4,786,185
787,000	Ophthalmic Imaging Systems*	1,180,500
645,425	Profdoc ASA* (Norway)	4,009,074

		9,975,759

	Household Appliances 0.2%
5,290,210	Aupu Group Holding Co. Ltd. (Hong Kong)	1,157,334

	Human Resource & Employment Services 0.3%
88,710	Resources Connection, Inc.	2,053,637

	Industrial Conglomerates 0.5%
87,035	Raven Industries, Inc.	3,485,752

	Industrial Machinery 0.4%
7,108,662	Innovalues Ltd. (Singapore)	2,657,041

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)

Shares		Value

	Internet Retail 0.6%
418,350	US Auto Parts Network, Inc.*	$3,643,829

	Internet Software & Services 1.6%
112,865	DealerTrack Holdings, Inc.*	4,726,786
734,340	Kana Software, Inc.*	2,298,484
293,155	Liquidity Services, Inc.*	3,221,774

		10,247,044

	Investment Banking & Brokerage 2.4%
1,376,140	ABG Sundal Collier ASA (Norway)	3,648,817
49,997	Diamond Hill Investment Group, Inc.*	4,087,255
100,765	KIWOOM Securities Co. Ltd. (Korea)	7,531,362

		15,267,434

	IT Consulting & Other Services 2.5%
302,390	NCI, Inc., Class A*	5,721,219
1,436,475	SM&A* ††	9,796,759

		15,517,978

	Leisure Products 0.8%
273,870	Sturm, Ruger & Co., Inc.*	4,905,012

	Life Sciences Tools & Services 1.0%
127,397	Icon plc ADR* (Ireland)	6,501,069

	Marine 0.6%
264,035	Euroseas Ltd.	3,836,429

	Marine Ports & Services 0.8%
346,120	CAI International, Inc.*	4,880,292

	Mortgage REIT’s 0.9%
553,380	NorthStar Realty Finance Corp.	5,495,063

	Multi-Sector Holdings 0.5%
194,660	Resource America, Inc., Class A	3,073,681

	Oil & Gas Drilling 0.6%
1,090,430	Ithaca Energy, Inc.* (Canada)	3,766,351

	Oil & Gas Equipment & Services 3.5%
13,117,400	Advanced Holdings Ltd. (Singapore)	4,549,592
2,007,345	Bayou Bend Petroleum Ltd.* *** (Canada)	2,607,598
94,685	Gulf Island Fabrication, Inc.	3,634,957
252,800	Pason Systems, Inc. (Canada)	3,787,990
2,680,000	Swiber Holdings Ltd.* (Singapore)	6,244,941
99,600	Wavefield Inseis ASA* (Norway)	1,034,191

		21,859,269

	Oil & Gas Exploration & Production 0.3%
177,550	Toreador Resources Corp.*	2,100,416

	Oil & Gas Refining & Marketing 0.3%
41,715	World Fuel Services Corp.	1,702,389

	Publishing 1.6%
164,550	Courier Corp.	5,793,806
67,915	Morningstar, Inc.*	4,169,981

		9,963,787

	Real Estate Management & Development 1.7%
679,149	DTZ Holdings plc (United Kingdom)	6,556,645
280,560	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	4,045,212

		10,601,857

	Regional Banks 1.6%
115,800	Bank of the Ozarks, Inc.	3,535,374
133,114	Commonwealth Bankshares, Inc.	2,760,784
240,743	Epic Bancorp††	3,081,511
283,940	First Bank of Delaware*	724,047

		10,101,716

Shares		Value

	Semiconductor Equipment 2.6%
276,960	ASE Test Ltd.*	$3,979,915
584,675	inTEST Corp.* ††	1,865,113
438,900	Rudolph Technologies, Inc.*	6,069,987
127,035	Tessera Technologies, Inc.*	4,763,813

		16,678,828

	Semiconductors 13.5%
58,331	Melexis N.V. (Belgium)	1,075,630
857,105	Micrel, Inc.	9,256,734
206,675	MIPS Technologies, Inc.*	1,632,733
1,514,175	O2Micro International Ltd. ADR* (Cayman Islands)	23,424,287
372,935	Okmetic Oyj* (Finland)	1,824,283
824,871	Pericom Semiconductor Corp.*	9,667,488
751,505	PLX Technology, Inc.*	8,116,254
392,272	Power Integrations, Inc.*	11,654,401
455,235	PSi Technologies Holdings, Inc. ADR*	673,748
63,940	Silicon Laboratories, Inc.*	2,670,134
293,120	SiRF Technology Holdings, Inc.*	6,258,112
170,060	Supertex, Inc.*	6,781,993
223,558	Techwell, Inc.*	2,374,186

		85,409,983

	Specialized Finance 1.8%
207,435	Arques Industries AG (Germany)	9,614,580
154,000	Goldwater Bank, N.A.* *** †	1,540,000

		11,154,580

	Specialty Stores 3.8%
544,370	Big 5 Sporting Goods Corp.	10,179,719
119,098	easyhome Ltd. (Canada)	2,308,672
113,275	Guitar Center, Inc.*	6,717,207
198,417	Hibbett Sports, Inc.*	4,920,742

		24,126,340

	Steel 0.8%
238,510	Claymont Steel Holdings, Inc.*	4,829,828

	Systems Software 0.2%
171,363	Sourcefire, Inc.*	1,555,976

	Technology Distributors 1.0%
696,149	Nu Horizons Electronics Corp.*	6,564,685

	Thrifts & Mortgage Finance 1.9%
152,525	Encore Bancshares, Inc.*	3,207,601
123,300	Home Capital Group, Inc. (Canada)	4,283,621
212,800	United Western Bancorp, Inc.	4,498,592

		11,989,814

	Trading Companies & Distributors 2.6%
585,045	Beacon Roofing Supply, Inc.*	5,979,160
617,550	Commercial Solutions, Inc.* (Canada)	2,083,271
345,205	Rush Enterprises, Inc., Class B*	8,236,591

		16,299,022

	Trucking 2.0%
135,870	Knight Transportation, Inc.	2,338,323
274,500	Universal Truckload Services, Inc.*	6,028,020
249,025	Vitran Corp., Inc.* (Canada)	4,123,854

		12,490,197

	Total Common Stocks (cost $492,426,183)	621,224,348

SEPTEMBER 30, 2007

Shares		Value

	PREFERRED STOCKS 0.1%

	Pharmaceuticals 0.1%
1,886,792	Point Biomedical Corp., Series F Pfd.* *** †	$427,674
312,222	Point Biomedical Corp., Series G Pfd.* *** †	70,770

		498,444

	Total Preferred Stocks (cost $1,165,477)	498,444

	WARRANTS 0.1%

	Air Freight & Logistics 0.1%
888,830	Goodpack Ltd. expiring 7/16/09* (Singapore)	451,942

	Health Care Distributors 0.0%
25,946	Familymeds Group, Inc. expiring 12/01/09* *** †	—

	Health Care Equipment 0.0%
121,124	Cardica, Inc. expiring 6/7/12* *** †	433,417

	Health Care Supplies 0.0%
106,208	CryoCor, Inc. expiring 4/24/12* *** †	—

	Pharmaceuticals 0.0%
566,037	Point Biomedical Corp. Series F expiring 2/16/12* *** †	—
437,111	Point Biomedical Corp. Series G expiring 5/11/14* *** †	94,708

		94,708

	Total Warrants (cost $26,814)	980,067

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$12,093,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $11,890,000 of United States Treasury Notes 4.875% due 6/30/12; value: $12,335,875; repurchase proceeds: $12,096,829 (cost $12,093,000)	$12,093,000

	Total Short-Term Investments (cost $12,093,000)	12,093,000

	Total Investments (cost $505,711,474) 100.5%	634,795,859

	Liabilities less Other Assets (0.5)%	(3,378,631)

	NET ASSETS 100.0%	$631,417,228

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††Affiliated company (see Note 8).

ADR American Depositary Receipts.

See notes to financial statements

At September 30, 2007, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.0
Belgium	0.2
Brazil	0.6
Canada	6.2
Cayman Islands	3.8
China	2.6
Finland	0.3
Germany	2.3
Hong Kong	0.3
Ireland	1.0
Israel	0.4
Korea	1.2
Norway	2.3
Singapore	7.7
United Kingdom	1.1
United States	69.0

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Advertising 0.5%
52,660	MDC Partners, Inc., Class A* (Canada)	$571,888

	Aerospace & Defense 2.6%
35,000	AAR Corp.*	1,061,900
25,350	Ceramic Protection Corp.* (Canada)	159,546
27,290	Limco-Piedmont, Inc.*	362,138
205,945	Luna Innovations, Inc.*	883,504
268,430	Magellan Aerospace Corp.* (Canada)	646,038

		3,113,126

	Air Freight & Logistics 0.4%
800,000	AutoInfo, Inc.*	536,000

	Alternative Carriers 0.9%
50,000	Global Village Telecom Holding S.A.* (Brazil)	1,064,992

	Apparel Retail 0.4%
86,650	New York & Company, Inc.*	528,565

	Apparel, Accessories & Luxury Goods 0.8%
2,100,000	EganaGoldpfeil Holdings Ltd.*** (Hong Kong)	178,361
2,486,467	Moiselle Int’l. Holdings Ltd. (Hong Kong)	815,943

		994,304

	Application Software 6.2%
164,705	Bri-Chem Corp.* (Canada)	200,688
123,085	Catapult Communications Corp.*	940,369
2,146,615	Guestlogix, Inc.* (Canada)	1,707,694
102,460	Interactive Intelligence, Inc.*	1,946,740
163,370	Opnet Technologies, Inc.*	1,895,092
113,705	Veraz Networks, Inc.*	798,209

		7,488,792

	Asset Management & Custody Banks 2.2%
28,000	Addenda Capital, Inc. (Canada)	567,303
67,270	GSC Investment Corp.	801,186
94,802	Treasury Group Ltd. (Australia)	1,240,457

		2,608,946

	Auto Parts & Equipment 1.9%
129,100	Martinrea International, Inc.* (Canada)	2,223,060

	Automotive Retail 0.4%
47,610	America’s Car-Mart, Inc.*	538,469

	Biotechnology 0.6%
40,000	Cytori Therapeutics, Inc.*	240,000
41,455	NeurogesX, Inc.*	363,975
10,000	Targacept, Inc.*	89,300

		693,275

	Building Products 1.3%
15,105	Ameron International Corp.	1,597,656

	Communications Equipment 1.7%
550,000	Airspan Networks, Inc.*	1,375,000
391,140	AltiGen Communications, Inc.*	614,090

		1,989,090

	Computer & Electronics Retail 0.3%
30,010	hhgregg, Inc.*	315,105

	Computer Storage & Peripherals 0.8%
162,755	Presstek, Inc.*	1,020,474

	Construction & Farm Machinery & Heavy Trucks 0.7%
1,839,600	China Farm Equipment Ltd. (Singapore)	780,515

Shares		Value

	Consumer Finance 2.1%
46,335	Dollar Financial Corp.*	$1,321,938
49,605	First Cash Financial Services, Inc.*	1,161,749

		2,483,687

	Data Processing & Outsourced Services 0.8%
32,033	Euronet Worldwide, Inc.*	953,622

	Distributors 0.6%
15,000	Keystone Automotive Industries, Inc.*	716,400

	Diversified Banks 0.4%
55,556	Idaho Trust Bancorp* *** †	500,004

	Diversified Capital Markets 0.3%
91,000	Acta Holdings ASA (Norway)	410,016

	Diversified Commercial & Professional Services 0.5%
30,000	Healthcare Services Group	608,100

	Diversified REIT’s 0.7%
575,910	Babcock & Brown Japan Property Trust** (Australia)	876,176

	Education Services 0.8%
50,110	Corinthian Colleges, Inc.*	797,250
9,925	Universal Technical Institute, Inc.*	178,650

		975,900

	Electrical Components & Equipment 0.5%
40,190	Tat Technologies Ltd.* (Israel)	548,594

	Electronic Equipment Manufacturers 0.4%
1,489,600	QRSciences Holdings Ltd.* (Australia)	475,713

	Electronic Manufacturing Services 0.3%
506,650	Virtek Vision International, Inc.* (Canada)	316,321

	Environmental & Facilities Services 1.1%
61,885	American Ecology Corp.	1,311,343

	Food Distributors 0.8%
160,785	G. Willi-Food International Ltd.* (Israel)	956,671

	Footwear 2.1%
3,274,000	China Hongxing Sports Ltd. (China)	2,491,578

	General Merchandise Stores 0.4%
60,000	Tuesday Morning Corp.	539,400

	Gold 0.6%
2,490,995	Redcorp Ventures Ltd.* (Canada)	727,444

	Health Care Equipment 8.1%
103,020	AtriCure, Inc.*	1,096,133
43,103	Cardica, Inc.*	413,358
98,300	Electro-Optical Sciences, Inc.*	540,650
147,364	Encision, Inc.*	412,619
1,149,000	LMA International N.V.* (Singapore)	441,075
140,570	MTS Medication Technologies, Inc.*	1,707,926
44,080	NuVasive, Inc.*	1,583,794
35,594	SenoRx, Inc.*	303,617
206,305	VNUS Medical Technologies, Inc.*	3,278,186

		9,777,358

	Health Care Facilities 1.3%
75,000	Capital Senior Living Corp.*	631,500
66,740	Five Star Quality Care, Inc.*	548,603
239,723	HearUSA, Inc.*	383,557

		1,563,660

SEPTEMBER 30, 2007

Shares		Value

	Health Care Services 3.6%
38,000	Birner Dental Management Services, Inc.	$722,380
35,115	CorVel Corp.*	811,859
59,484	LHC Group, Inc.*	1,277,122
28,040	Nighthawk Radiology Holdings, Inc.*	687,260
30,000	Providence Service Corp. (The)*	880,800

		4,379,421

	Health Care Supplies 1.4%
34,242	Abcam plc (United Kingdom)	215,253
293,516	CryoCor, Inc.*	1,241,572
138,215	Retractable Technologies, Inc.*	262,609

		1,719,434

	Health Care Technology 0.9%
34,000	Computer Programs & Systems, Inc.	896,240
113,300	Ophthalmic Imaging Systems*	169,950

		1,066,190

	Homefurnishing Retail 0.5%
182,370	Fantastic Holdings Ltd. (Australia)	647,121

	Hotels, Resorts & Cruise Lines 0.8%
116,000	Club Cruise Entertainment & Travelling Services Europe N.V.* (Norway)	1,021,657

	Industrial Machinery 2.0%
2,000,000	Innovalues Ltd. (Singapore)	747,550
27,160	Kadant, Inc.*	760,480
13,075	Paul Mueller Co.	896,945

		2,404,975

	Internet Retail 0.7%
91,180	US Auto Parts Network, Inc.*	794,178

	Internet Software & Services 4.2%
40,785	CyberSource Corp.*	476,777
96,691	Jacada Ltd.*	406,102
363,795	Kana Software, Inc.*	1,138,678
399,601	Optio Software, Inc.*	595,405
122,210	RealNetworks, Inc.*	828,584
144,935	Saba Software, Inc.*	707,283
51,015	TechTarget*	862,154

		5,014,983

	Investment Banking & Brokerage 4.4%
598,270	ABG Sundal Collier ASA (Norway)	1,586,305
36,375	FCStone Group, Inc.*	1,173,821
20,311	KIWOOM Securities Co. Ltd. (Korea)	1,518,082
67,515	Thomas Weisel Partners Group, Inc.*	979,643

		5,257,851

	IT Consulting & Other Services 3.8%
67,630	NCI, Inc., Class A*	1,279,560
989,312	PFSweb, Inc.*	1,305,892
94,000	Tier Technologies, Inc., Class B*	958,800
96,010	WPCS International, Inc.*	993,703

		4,537,955

	Managed Health Care 0.6%
187,200	United American Healthcare Corp.*	731,952

	Marine 1.0%
81,830	Euroseas Ltd.	1,188,990

	Mortgage REIT’s 0.9%
105,225	NorthStar Realty Finance Corp.	1,044,884

	Multi-Sector Holdings 0.8%
61,835	Resource America, Inc., Class A	976,375

	Oil & Gas Drilling 0.5%
172,285	Ithaca Energy, Inc.* (Canada)	595,073

Shares		Value

	Oil & Gas Equipment & Services 0.4%
347,690	Bayou Bend Petroleum Ltd.* *** (Canada)	$451,659

	Oil & Gas Exploration & Production 0.9%
138,195	BPZ Energy, Inc.*	1,077,921

	Personal Products 0.8%
1,100,000	Beauty China Holdings Ltd. (Singapore)	911,203

	Publishing 1.2%
25,610	Courier Corp.	901,728
24,520	Dolan Media Co.*	595,836

		1,497,564

	Real Estate Management & Development 1.1%
87,700	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	1,264,489

	Regional Banks 3.2%
164,622	City Union Bank Ltd. (India)	908,886
49,500	Commonwealth Bankshares, Inc.	1,026,630
218,162	First Bank of Delaware*	556,313
38,773	Mercantile Bank Corp.	832,069
30,090	Security Business Bank of San Diego*	496,485

		3,820,383

	Restaurants 1.0%
726,000	Ajisen China Holdings Ltd.* (Hong Kong)	810,014
60,000	Jamba, Inc.*	421,800

		1,231,814

	Semiconductor Equipment 4.4%
58,770	Cascade Microtech, Inc.*	582,998
128,200	inTEST Corp.*	408,958
551,564	LogicVision, Inc.*	463,314
135,675	Nanometrics, Inc.*	1,217,005
92,900	PDF Solutions, Inc.*	917,852
118,525	Rudolph Technologies, Inc.*	1,639,201

		5,229,328

	Semiconductors 4.2%
125,465	O2Micro International Ltd. ADR* (Cayman Islands)	1,940,944
122,890	PLX Technology, Inc.*	1,327,212
81,600	SiRF Technology Holdings, Inc.*	1,742,160

		5,010,316

	Specialized Finance 3.0%
54,085	Arques Industries AG (Germany)	2,506,831
41,900	Goldwater Bank, N.A.* *** †	419,000
113,000	MicroFinancial, Inc.	672,350

		3,598,181

	Specialty Chemicals 0.6%
70,600	Allen-Vanguard Corp.* (Canada)	675,394

	Specialty Stores 1.0%
60,770	easyhome Ltd. (Canada)	1,178,010

	Steel 2.4%
49,335	Claymont Steel Holdings, Inc.*	999,034
250,000	Globe Specialty Metals, Inc.* (United Kingdom)	1,937,500

		2,936,534

	Technology Distributors 0.7%
94,000	Nu Horizons Electronics Corp.*	886,420

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Thrifts & Mortgage Finance 1.7%
24,278	Encore Bancshares, Inc.*	$510,566
15,000	Home Capital Group, Inc. (Canada)	521,122
45,000	United Western Bancorp, Inc.	951,300

		1,982,988

	Trading Companies & Distributors 1.7%
90,000	Beacon Roofing Supply, Inc.*	919,800
138,500	Commercial Solutions, Inc.* (Canada)	467,222
25,000	Rush Enterprises, Inc., Class A*	633,750

		2,020,772

	Trucking 0.5%
38,000	Vitran Corp., Inc.* (Canada)	629,280

	Total Common Stocks (cost $100,375,335)	118,079,539

	PREFERRED STOCKS 0.1%

	Pharmaceuticals 0.1%
377,358	Point Biomedical Corp., Series F Pfd.* *** †	85,535
62,444	Point Biomedical Corp., Series G Pfd.* *** †	14,154

		99,689

	Total Preferred Stocks (cost $233,095)	99,689

	WARRANTS 0.4%

	Electronic Equipment Manufacturers 0.0%
744,800	QRSciences Holdings Ltd. expiring 2/15/08* *** † (Australia)	—

	Gold 0.0%
855,000	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	—

	Health Care Distributors 0.0%
6,486	Familymeds Group, Inc. expiring 12/1/09* *** †	—

	Health Care Equipment 0.2%
58,140	Cardica, Inc. expiring 6/7/12* *** †	208,042
5,295	Electro-Optical Sciences, Inc. expiring 10/31/11* *** †	—

		208,042

	Health Care Supplies 0.0%
26,551	CryoCor, Inc. expiring 4/24/12* *** †	—

	Hotels, Resorts & Cruise Lines 0.2%
92,748	Club Cruise Entertainment & Travelling Services Europe N.V. expiring 4/25/12* (Norway)	214,965

	Pharmaceuticals 0.0%
7,164	Acusphere, Inc. expiring 8/2/08* *** †	—
1,436	Acusphere, Inc. expiring 10/20/08* *** †	—
113,207	Point Biomedical Corp. Series F expiring 2/16/12* *** †	—
87,422	Point Biomedical Corp. Series G expiring 5/11/14* *** †	18,942

		18,942

	Precious Metals & Minerals 0.0%
603,880	Farallon Resources Ltd. expiring 12/21/08* *** † (Canada)	—

	Total Warrants (cost $220,288)	441,949

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$1,018,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $1,005,000 of United States Treasury Notes 4.875% due 6/30/12; value: $1,042,688; repurchase proceeds: $1,018,322 (cost $1,018,000)†††	$1,018,000

	Total Short-Term Investments (cost $1,018,000)	1,018,000

	Total Investments (cost $101,846,718) 99.7%	119,639,177

	Other Assets less Liabilities 0.3%	400,252

	NET ASSETS 100.0%	$120,039,429

Number of Contracts		Value

	CALL OPTIONS WRITTEN

594	LHC Group, Inc. expiring 10/20/07 exercise price $20	$98,010

	Total Call Options Written (premium $91,902)	$98,010

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for written options.

ADR American Depositary Receipts.

See notes to financial statements.

At September 30, 2007, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and written options, were in the following countries:

Country	%
Australia	2.8
Brazil	2.0
Canada	9.8
Cayman Islands	1.6
China	2.1
Germany	2.1
Hong Kong	1.5
India	0.8
Israel	1.3
Korea	1.3
Norway	2.7
Singapore	2.4
United Kingdom	1.8
United States	67.8

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	SEPTEMBER 30, 2007

Shares		Value

	COMMON STOCKS 98.6%

	Airlines 0.8%
481,435	WestJet Airlines Ltd.* *** (Canada)	$8,353,180

	Apparel, Accessories & Luxury Goods 0.3%
20,365	Bijou Brigitte AG (Germany)	3,791,632

	Apparel Retail 0.2%
212,223	Monsoon plc* (United Kingdom)	1,800,467

	Application Software 2.9%
351,730	FactSet Research Systems, Inc.	24,111,091
380,810	Retalix Ltd.* (Israel)	7,041,177

		31,152,268

	Asset Management & Custody Banks 0.5%
175,289	Addenda Capital, Inc. (Canada)	3,551,497
49,523	AWD Holding AG (Germany)	1,654,795

		5,206,292

	Automotive Retail 5.0%
1,612,347	O’Reilly Automotive, Inc.*	53,868,513

	Biotechnology 1.3%
177,340	LifeCell Corp.*	6,662,664
95,283	Myriad Genetics, Inc.*	4,969,008
151,615	Orexigen Therapeutics, Inc.*	2,002,834

		13,634,506

	Broadcasting & Cable TV 0.2%
251,246	Outdoor Channel Holdings, Inc.*	2,268,751

	Communications Equipment 1.1%
294,255	F5 Networks, Inc.*	10,943,343
42,525	Starent Networks Corp.*	897,703

		11,841,046

	Computer & Electronics Retail 0.6%
609,505	hhgregg, Inc.*	6,399,803

	Computer Storage & Peripherals 0.7%
55,415	Data Domain, Inc.*	1,715,094
774,610	Isilon Systems, Inc.*	5,964,497

		7,679,591

	Construction & Engineering 2.3%
6,373,790	Midas Holdings Ltd. (Singapore)	7,426,108
407,854	Stantec, Inc.* (Canada)	13,467,339
66,095	URS Corp.*	3,731,063

		24,624,510

	Construction & Farm Machinery & Heavy Trucks 0.8%
124,210	Bucyrus International, Inc., Class A	9,058,635

	Distributors 1.1%
327,735	LKQ Corp.*	11,408,455

	Diversified Banks 4.7%
573,056	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	11,461,120
360,665	HDFC Bank Ltd. ADR (India)	38,638,042

		50,099,162

	Diversified Commercial & Professional Services 3.9%
194,849	Advisory Board Co. (The)*	11,392,821
461,296	Copart, Inc.*	15,863,970
307,853	CRA International, Inc.* †††	14,835,436

		42,092,227

Shares		Value

	Education Services 3.2%
49,750	Capella Education Co.*	$2,781,523
158,945	Strayer Education, Inc.	26,802,895
273,208	Universal Technical Institute, Inc.*	4,917,744

		34,502,162

	Health Care Distributors 0.1%
41,795	MWI Veterinary Supply, Inc.*	1,577,761

	Health Care Equipment 3.8%
699,947	Abaxis, Inc.* †††	15,713,810
72,865	ArthroCare Corp.*	4,072,425
332,588	Dexcom, Inc.*	3,322,554
757,396	NxStage Medical, Inc.*	10,974,668
152,437	ResMed, Inc.*	6,534,974

		40,618,431

	Health Care Facilities 1.2%
552,354	AmSurg Corp.* †††	12,742,807

	Health Care Services 7.2%
232,856	Bio-Reference Laboratories, Inc.*	7,861,219
708,719	Healthways, Inc.*	38,249,564
505,530	Nighthawk Radiology Holdings, Inc.*	12,390,540
289,700	Pediatrix Medical Group, Inc.*	18,952,174

		77,453,497

	Health Care Technology 0.3%
148,450	Vital Images, Inc.*	2,897,744

	Human Resource & Employment Services 2.7%
1,273,955	Resources Connection, Inc.	29,492,058

	Insurance Brokers 1.0%
392,266	eHealth, Inc.*	10,865,768

	Integrated Telecommunication Services 1.1%
332,140	NeuStar, Inc., Class A*	11,389,081

	Internet Retail 1.7%
91,220	B2W Companhia Global do Varejo (Brazil)	4,309,410
71,545	Blue Nile, Inc.*	6,733,816
136,420	Shutterfly, Inc.*	4,353,162
312,185	US Auto Parts Network, Inc.*	2,719,131

		18,115,519

	Internet Software & Services 4.1%
1,015,746	CyberSource Corp.*	11,874,071
177,988	DealerTrack Holdings, Inc.*	7,454,137
542,890	Liquidity Services, Inc.*	5,966,361
589,385	LoopNet, Inc.*	12,105,968
179,685	VistaPrint Ltd.* (Bermuda)	6,714,829

		44,115,366

	Investment Banking & Brokerage 3.3%
141,552	FCStone Group, Inc.*	4,567,899
186,845	GFI Group, Inc.*	16,091,092
121,951	KIWOOM Securities Co. Ltd. (Korea)	9,114,843
434,677	Thomas Weisel Partners Group, Inc.*	6,307,163

		36,080,997

	IT Consulting & Other Services 0.3%
8,524	EnerNOC, Inc.*	325,446
111,580	SRA International, Inc., Class A*	3,133,167

		3,458,613

	Leisure Facilities 2.2%
386,310	Life Time Fitness, Inc.*	23,696,255

	Leisure Products 0.5%
206,172	Pool Corp.	5,150,177

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 7.3%
134,710	Helicos BioSciences Corp.*	$1,177,366
446,513	Icon plc ADR* (Ireland)	22,785,558
973,415	QIAGEN N.V.* (Netherlands)	18,893,985
561,350	Techne Corp.*	35,409,958

		78,266,867

	Managed Health Care 1.0%
327,200	AMERIGROUP Corp.*	11,281,856

	Marine 0.5%
247,177	American Commercial Lines, Inc.*	5,865,510

	Mortgage REIT’s 0.4%
135,086	Redwood Trust, Inc.	4,487,557

	Office Services & Supplies 0.7%
390,320	American Reprographics Co.*	7,306,790

	Oil & Gas Equipment & Services 2.1%
559,290	Pason Systems, Inc. (Canada)	8,380,479
391,910	TGS-NOPEC Geophysical Co. ASA* (Norway)	8,029,751
308,480	Trican Well Service Ltd. (Canada)	6,290,439

		22,700,669

	Pharmaceuticals 0.5%
577,015	Alexza Pharmaceuticals, Inc.*	4,996,950
20,645	Dechra Pharmaceuticals plc (United Kingdom)	147,083

		5,144,033

	Real Estate Management & Development 0.7%
747,797	DTZ Holdings plc (United Kingdom)	7,219,387

	Regional Banks 3.4%
711,878	Bank of the Ozarks, Inc.	21,733,635
73,590	First Community Bancorp, Inc.	4,026,109
77,525	Prosperity Bancshares, Inc.	2,570,729
494,204	UCBH Holdings, Inc.	8,638,686

		36,969,159

	Restaurants 1.5%
582,762	Peet’s Coffee & Tea, Inc.*	16,264,887

	Semiconductor Equipment 1.1%
315,815	Tessera Technologies, Inc.*	11,843,063

	Semiconductors 9.4%
100,553	Melexis N.V. (Belgium)	1,854,208
1,443,050	Micrel, Inc.	15,584,940
763,983	Microtune, Inc.*	4,599,178
335,445	NetLogic Microsystems, Inc.*	12,112,919
1,518,825	O2Micro International Ltd. ADR* (Cayman Islands)	23,496,223
515,784	PLX Technology, Inc.*	5,570,467
888,409	Power Integrations, Inc.*	26,394,631
396,962	SiRF Technology Holdings, Inc.*	8,475,139
307,896	Techwell, Inc.*	3,269,855

		101,357,560

	Specialized Finance 0.3%
62,410	ASX Ltd. (Australia)	2,975,809

	Specialty Stores 1.7%
720,336	Hibbett Sports, Inc.*	17,864,333

	Systems Software 0.7%
195,520	Quality Systems, Inc.	7,161,898

	Thrifts & Mortgage Finance 1.5%
471,386	Home Capital Group, Inc. (Canada)	16,376,635

Shares		Value

	Trading Companies & Distributors 2.0%
4,446,295	Emeco Holdings Ltd. (Australia)	$5,660,081
306,805	MSC Industrial Direct Co., Inc., Class A	15,521,265

		21,181,346

	Trucking 4.7%
2,622,089	Knight Transportation, Inc.	45,126,152
517,670	Localiza Rent A Car S.A. (Brazil)	5,286,963

		50,413,115

	Total Common Stocks (cost $765,789,275)	1,060,115,748

	PREFERRED STOCKS 1.2%

	Biotechnology 0.6%
625,000	Fluidigm Corp., Series E Pfd.* *** †	2,500,000
677,966	Nanosys, Inc., Series D Pfd.* *** †	2,000,000
146,199	Orexigen Therapeutics, Inc. PIPE, Series C Pfd.* *** †	1,783,407

		6,283,407

	Health Care Equipment 0.2%
750,000	Orqis Medical Corp., Series D Pfd.* *** †	840,000
1,620,220	Zonare Medical Systems, Inc., Series E Pfd.* *** †	1,343,162

		2,183,162

	Health Care Services 0.1%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	571,428
362,782	TargetRX, Inc., Series D Pfd.* *** †	504,267

		1,075,695

	Integrated Telecommunication Services 0.1%
236,372	Neutral Tandem, Inc., Series C Pfd.* *** †	1,485,102

	Internet Software & Services 0.1%
404,517	Incipient, Inc., Series D Pfd.* *** †	427,170

	Pharmaceuticals 0.1%
3,773,584	Point Biomedical Corp., Series F Pfd.* *** †	855,347
395,550	Point Biomedical Corp., Series G Pfd.* *** †	89,658

		945,005

	Total Preferred Stocks (cost $15,096,048)	12,399,541

	LIMITED PARTNERSHIP INTEREST 0.3%

	Other 0.3%
	Montagu Newhall Global Partners II-B, L.P.* *** †	2,868,000
	Montagu Newhall Global Partners III-B, L.P.* *** †	403,452

		3,271,452

	Total Limited Partnership Interest (cost $3,541,435)	3,271,452

SEPTEMBER 30, 2007

Shares		Value

	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	$—

	Pharmaceuticals 0.0%
1,132,075	Point Biomedical Corp. Series F expiring 2/16/12* *** †	—
553,770	Point Biomedical Corp. Series G expiring 5/11/14* *** †	119,984

		119,984

	Total Warrants (cost $0)	119,984

	CONTINGENT STOCK RIGHTS 0.0%
417,050	Indevus Pharmaceuticals, Inc.* *** † ††	—

		—

	Total Contingent Stock Rights (cost $406,537)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$3,340,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $3,285,000 of United States Treasury Notes 4.875% due 6/30/12; value: $3,408,188; repurchase proceeds: $3,341,058††† (cost $3,340,000)	$3,340,000

	Total Short-Term Investments (cost $3,340,000)	3,340,000

	Total Investments (cost $788,173,295) 100.4%	1,079,246,725

	Liabilities less Other Assets (0.4)%	(3,813,676)

	NET ASSETS 100.0%	$1,075,433,049

Shares		Value

	SECURITIES SOLD SHORT

107,030	Genomic Health, Inc.* (proceeds $1,750,502)	$2,053,906

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

††On April 18, 2007, Indevus Pharmaceuticals, Inc. (“Indevus”) acquired Valera Pharmaceuticals, Inc. (“Valera”), shares of which the Fund formerly held. Indevus issued stock and contingent stock rights (“CSRs”) to shareholders of Valera as of record date April 17, 2007. The CSRs provide for receipt of Indevus shares contingent upon whether any of three Valera products received approval from the U.S. Food and Drug Administration (“FDA”). The Fund disposed of the initial Indevus shares received. One such product subsequently received FDA approval which resulted in the Fund subsequently receiving and disposing of additional Indevus shares. The two remaining products pending FDA approval underlying the CSRs are as follows:

	Product	Remaining Rights
	Valera VP003	208,525
	Valera Ureteral Stent	208,525

		417,050

	†††All or a portion of this security has been designated as collateral for open short positions and purchase commitments (see Note 10).

	ADR American Depositary Receipts. PIPE Private Investment in a Public Equity. See notes to financial statements.

At September 30, 2007, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Australia	0.8
Belgium	0.2
Bermuda	1.7
Brazil	0.9
Canada	5.3
Cayman Islands	2.2
Germany	0.5
India	3.6
Ireland	2.1
Israel	0.7
Korea	0.9
Netherlands	1.8
Norway	0.7
Singapore	0.7
United Kingdom	0.9
United States	77.0

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 99.4%

	Air Freight & Logistics 1.2%
5,769,747	Goodpack Ltd. (Singapore)	$8,121,205

	Alternative Carriers 1.2%
360,000	Global Village Telecom Holding S.A.* (Brazil)	7,667,941

	Apparel Retail 0.5%
520,960	New York & Company, Inc.*	3,177,856

	Apparel, Accessories & Luxury Goods 5.3%
37,815	Bijou Brigitte AG (Germany)	7,040,539
414,600	Carter’s, Inc.*	8,271,270
6,959,145	EganaGoldpfeil Holdings Ltd.*** (Hong Kong)	591,067
515,445	Fossil, Inc.*	19,257,025

		35,159,901

	Application Software 0.9%
571,715	NetScout Systems, Inc.*	6,231,694

	Asset Management & Custody Banks 1.8%
313,870	Apollo Investment Corp.	6,528,496
357,388	MCG Capital Corp.	5,142,813

		11,671,309

	Auto Parts & Equipment 2.0%
758,515	Martinrea International, Inc.* (Canada)	13,061,383

	Automotive Retail 1.1%
193,878	America’s Car-Mart, Inc.*	2,192,760
152,129	Monro Muffler Brake, Inc.	5,140,439

		7,333,199

	Broadcasting & Cable TV 0.3%
242,279	Outdoor Channel Holdings, Inc.*	2,187,779

	Building Products 1.2%
72,975	Ameron International Corp.	7,718,566

	Communications Equipment 1.2%
284,100	Plantronics, Inc.	8,111,055

	Consumer Finance 4.1%
271,070	AmeriCredit Corp.*	4,765,411
566,868	Dollar Financial Corp.*	16,172,744
770,355	United PanAm Financial Corp.*	6,347,725

		27,285,880

	Diversified Banks 2.6%
523,312	Axis Bank Ltd. (India)	10,033,512
370,200	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	7,404,000

		17,437,512

	Diversified Capital Markets 2.1%
723,130	JMP Group, Inc.	6,782,959
471,940	Solar Capital, LLC* ** *** †	7,079,100

		13,862,059

	Diversified Commercial & Professional Services 5.1%
203,260	McGrath RentCorp	6,756,362
539,334	Mobile Mini, Inc.*	13,030,309
600,508	Schawk, Inc.	13,553,466

		33,340,137

	Diversified REITs 0.8%
600,000	Star Asia Finance Ltd.* ** † (Guernsey)	5,550,000

Shares		Value

	Electrical Components & Equipment 0.9%
239,170	Encore Wire Corp.	$6,010,342

	Electronic Manufacturing Services 2.0%
257,140	Excel Technology, Inc.*	6,415,643
599,780	TTM Technologies, Inc.*	6,939,455

		13,355,098

	Gold 0.5%
11,330,000	Redcorp Ventures Ltd.* (Canada)	3,308,695

	Health Care Equipment 1.0%
286,010	Invacare Corp.	6,686,914

	Health Care Facilities 3.5%
715,725	Capital Senior Living Corp.*	6,026,404
271,880	Emeritus Corp.*	7,367,948
774,725	Five Star Quality Care, Inc.*	6,368,240
229,003	U.S. Physical Therapy, Inc.*	3,389,244

		23,151,836

	Health Care Services 2.1%
101,766	Amedisys, Inc.*	3,909,850
177,155	CorVel Corp.*	4,095,824
281,599	LHC Group, Inc.*	6,045,930

		14,051,604

	Home Furnishings 0.8%
319,935	Stanley Furniture Co., Inc.	5,198,944

	Homefurnishing Retail 1.7%
802,125	Select Comfort Corp.*	11,189,644

	Industrial Machinery 1.4%
242,575	Graco, Inc.	9,487,108

	Internet Retail 1.1%
844,400	US Auto Parts Network, Inc.*	7,354,724

	IT Consulting & Other Services 1.0%
929,177	SM&A*	6,336,987

	Leisure Products 2.4%
346,240	Pool Corp.	8,649,075
397,455	Sturm, Ruger & Co., Inc.*	7,118,419

		15,767,494

	Marine Ports & Services 2.4%
432,542	Aegean Marine Petroleum Network, Inc.	15,683,973

	Mortgage REIT’s 7.0%
966,200	Crystal River Capital, Inc.	16,241,822
1,460,435	NorthStar Realty Finance Corp.	14,502,120
465,375	Redwood Trust, Inc.	15,459,758

		46,203,700

	Oil & Gas Equipment & Services 4.0%
224,635	Oil States International., Inc.*	10,849,870
720,305	TETRA Technologies, Inc.*	15,227,248

		26,077,118

	Oil & Gas Exploration & Production 4.4%
874,353	BPZ Energy, Inc.*	6,819,953
1,474,740	Far East Energy Corp.*	1,563,225
318,440	Petrohawk Energy Corp.*	5,228,785
174,065	Plains Exploration & Production Co.*	7,697,154
121,690	Ultra Petroleum Corp.* (Canada)	7,549,648

		28,858,765

	Oil & Gas Refining & Marketing 2.3%
378,255	World Fuel Services Corp.†††	15,436,587

SEPTEMBER 30, 2007

Shares		Value

	Publishing 1.7%
321,244	Courier Corp.	$11,311,001

	Real Estate Management & Development 1.1%
513,400	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	7,402,381

	Regional Banks 1.4%
232,840	Commonwealth Bankshares, Inc.	4,829,102
206,485	Mercantile Bank Corp.	4,431,168

		9,260,270

	Restaurants 1.2%
299,275	Landry’s Restaurants, Inc.	7,918,816

	Semiconductors 4.3%
739,820	Micrel, Inc.	7,990,056
931,085	Pericom Semiconductor Corp.*	10,912,316
241,553	Supertex, Inc.*	9,633,134

		28,535,506

	Specialized Finance 1.3%
97,830	GP Investments Ltd. GDR (Brazil)	4,313,924
670,108	MicroFinancial, Inc.	3,987,142

		8,301,066

	Specialty Stores 1.9%
668,141	Big 5 Sporting Goods Corp.	12,494,237

	Steel 2.3%
320,475	Claymont Steel Holdings, Inc.*	6,489,619
1,110,385	Globe Specialty Metals, Inc.* (United Kingdom)	8,605,484

		15,095,103

	Technology Distributors 1.1%
796,388	Nu Horizons Electronics Corp.*	7,509,939

	Thrifts & Mortgage Finance 2.7%
174,535	Housing Development Finance Corp. Ltd. (India)	11,080,273
310,405	United Western Bancorp, Inc.	6,561,962

		17,642,235

	Trading Companies & Distributors 5.7%
1,107,884	Beacon Roofing Supply, Inc.*	11,322,574
365,610	MSC Industrial Direct Co., Inc., Class A†††	18,496,210
172,958	Rush Enterprises, Inc., Class A*	4,384,485
134,980	Rush Enterprises, Inc., Class B*	3,220,623

		37,423,892

	Trucking 4.8%
206,525	J.B. Hunt Transport Services, Inc.	5,431,608
366,650	Knight Transportation, Inc.	6,310,046
409,860	Old Dominion Freight Line, Inc.*	9,824,344
613,525	Vitran Corp., Inc.* (Canada)	10,159,974

		31,725,972

	Total Common Stocks (cost $606,163,428)	656,697,427

	WARRANTS 0.1%

	Air Freight & Logistics 0.1%
1,147,094	Goodpack Ltd. expiring 7/16/09* (Singapore)	583,262

Shares		Value

	Gold 0.0%
5,665,000	Redcorp Ventures Ltd. expiring 7/10/09* *** † (Canada)	$—

	Total Warrants (cost $0)	583,262

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$2,447,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $2,410,000 of United States Treasury Notes 4.875% due 6/30/12; value: $2,500,375; repurchase proceeds: $2,447,775††† (cost $2,447,000)	$2,447,000

	Total Short-Term Investments (cost $2,447,000)	2,447,000

	Total Investments (cost $608,610,428) 99.9%	659,727,689

	Other Assets less Liabilities 0.1%	909,379

	NET ASSETS 100.0%	$660,637,068

Shares		Value

	SECURITIES SOLD SHORT

261,000	SPDR S&P Homebuilders ETF	$5,590,620

	Total Securities Sold Short (proceeds $6,535,836)	$5,590,620

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for open short positions.

See notes to financial statements.

At September 30, 2007, Wasatch Small Cap Value Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Bermuda	1.1
Brazil	3.0
Canada	5.3
Germany	1.1
Guernsey	0.9
Hong Kong	0.1
India	3.3
Singapore	1.3
United Kingdom	1.3
United States	82.6

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 85.2%

	Asset Management & Custody Banks 6.0%
35,092	Apollo Investment Corp.†††	$729,914
41,982	Ares Capital Corp.†††	683,047

		1,412,961

	Automotive Retail 1.0%
6,700	Monro Muffler Brake, Inc.	226,393

	Consumer Finance 4.1%
14,484	Capital One Financial Corp.†††	962,172

	Data Processing & Outsourced Services 5.8%
22,940	Paychex, Inc.†††	940,540
23,100	Redecard S.A.* (Brazil)	431,469

		1,372,009

	Diversified Banks 3.7%
47,968	Bank of East Asia Ltd. (Hong Kong)	270,064
30,603	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	612,060

		882,124

	Diversified Capital Markets 1.2%
19,600	Solar Capital, LLC* ** *** †	294,000

	Diversified Commercial & Professional Services 3.2%
22,728	McGrath RentCorp	755,479

	Diversified REITs 11.0%
60,820	CapitalSource, Inc.	1,230,997
31,235	iStar Financial, Inc.	1,061,678
34,265	Star Asia Finance Ltd.*** † (Guernsey)	316,951

		2,609,626

	Education Services 0.0%
9,000	Hartford Education Corp. Ltd. (Singapore)	1,091

	Gold 0.1%
95,680	Redcorp Ventures Ltd.* (Canada)	27,941

	Health Care Services 0.5%
6,840	Birner Dental Management Services, Inc.	130,028

	Home Improvement Retail 1.3%
9,200	Home Depot, Inc.	298,448

	Hypermarkets & Super Centers 1.3%
6,830	Wal-Mart Stores, Inc.	298,130

	Industrial Machinery 1.8%
35,500	Weg S.A. (Brazil)	431,390

	Leisure Products 5.8%
54,915	Pool Corp.†††	1,371,777

	Mortgage REIT’s 20.4%
70,055	Anthracite Capital, Inc.	637,501
95,070	Anworth Mortgage Asset Corp.	512,427
21,855	Arbor Realty Trust, Inc.†††	412,841
17,010	Capital Trust, Inc., Class A	603,855
389,165	New York Mortgage Trust, Inc.	326,899
68,795	NorthStar Realty Finance Corp.†††	683,134
49,250	Redwood Trust, Inc.†††	1,636,085

		4,812,742

	Office REIT’s 1.1%
450,365	Axis Real Estate Investment Trust (Malaysia)	252,442

	Oil & Gas Equipment & Services 0.7%
40,995	Petrowest Energy Services Trust** (Canada)	168,843

Shares		Value

	Real Estate Management & Development 1.7%
27,310	LPS Brasil Consultoria de Imoveis S.A.* (Brazil)	$393,765

	Semiconductors 4.2%
6,770	Linear Technology Corp.	236,882
8,275	Maxim Integrated Products, Inc.	242,871
6,590	Microchip Technology, Inc.	239,349
10,420	Xilinx, Inc.	272,379

		991,481

	Specialized Finance 7.9%
5,965	Arques Industries AG (Germany)	276,477
8,100	Goldwater Bank, N.A.* *** †	81,000
69,379	KKR Financial Holdings, LLC†††	1,169,036
13,035	Oslo Bors Holdings ASA (Norway)	345,621

		1,872,134

	Steel 1.2%
35,185	Globe Specialty Metals, Inc.* (United Kingdom)	272,684

	Wireless Telecommunication Services 1.2%
4,600	America Movil S.A.B. de C.V., Series L ADR (Mexico)	294,400

	Total Common Stocks (cost $22,237,640)	20,132,060

Principal Amount		Value

	CORPORATE BONDS 2.4%

	Gold 1.1%
$299,000	Redcorp Ventures Ltd. 13.00%, 7/11/12*** †
	(Canada)	$255,928

	Integrated Telecommunication Services 1.3%
300,000	Broadview Networks Holdings, Inc., 11.375%, 9/1/12	311,250

	Total Corporate Bonds (cost $597,272)	567,178

SEPTEMBER 30, 2007

Number of Contracts		Value

	PUT OPTIONS PURCHASED 8.5%

1,000	Delta Financial Corp. expiring 10/20/07 exercise price $7.50	$265,000
1,200	Delta Financial Corp. expiring 10/20/07 exercise price $10	588,000
500	Delta Financial Corp. expiring 10/20/07 exercise price $12.50	370,000
838	Delta Financial Corp. expiring 1/19/08 exercise price $2.50	20,950
175	Delta Financial Corp. expiring 1/19/08 exercise price $7.50	57,750
200	Delta Financial Corp. expiring 1/19/08 exercise price $10	108,000
140	NovaStar Financial, Inc. expiring 1/19/08 exercise price $12.50	142,800
300	NovaStar Financial, Inc. expiring 1/17/09 exercise price $15	375,000
69	RAIT Financial Trust expiring 10/20/07 exercise price $15	45,540
31	RAIT Financial Trust expiring 1/19/08 exercise price $17.50	28,830

	Total Put Options Purchased (premium $869,659)	2,001,870

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.5%

	Repurchase Agreement 4.5%
$1,060,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $835,000 of United States Treasury Bonds 7.875% due 2/15/21; value: $1,084,465; repurchase proceeds: $1,060,336 (cost $1,060,000)†††	$1,060,000

	Total Short-Term Investments (cost $1,060,000)	1,060,000

	Total Investments (cost $24,764,571) 100.6%	23,761,108

	Liabilities less Other Assets (0.6)%	(139,892)

	NET ASSETS 100.0%	$23,621,216

Shares		Value

	SECURITIES SOLD SHORT

10,000	American Capital Strategies Ltd.	$427,300
35,655	Delta Financial Corp.	175,066

	Total Securities Sold Short (proceeds $737,713)	$602,366

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for open short positions.

ADR American Depositary Receipt.

See notes to financial statements.

At September 30, 2007, Wasatch Strategic Income Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Bermuda	2.7
Brazil	5.6
Canada	2.0
Germany	1.2
Guernsey	1.4
Hong Kong	1.2
Malaysia	1.1
Mexico	1.3
Norway	1.5
Singapore	< 0.1
United Kingdom	1.2
United States	80.8

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.4%

	Advertising 1.4%
161,400	National CineMedia, Inc.	$3,615,360

	Aerospace & Defense 1.3%
86,845	AAR Corp.*	2,634,877
39,530	Limco-Piedmont, Inc.*	524,563
86,215	Luna Innovations, Inc.*	369,862

		3,529,302

	Application Software 2.6%
31,935	FactSet Research Systems, Inc.	2,189,144
161,730	Interactive Intelligence, Inc.*	3,072,870
147,780	Opnet Technologies, Inc.*	1,714,248

		6,976,262

	Auto Parts & Equipment 1.1%
165,400	Martinrea International, Inc.* (Canada)	2,848,135

	Automotive Retail 1.6%
124,005	O’Reilly Automotive, Inc.*	4,143,007

	Communications Equipment 3.0%
349,624	Astra Microwave Products Ltd. (India)	1,282,766
152,220	F5 Networks, Inc.*	5,661,062
49,630	Starent Networks Corp.*	1,047,689

		7,991,517

	Computer Storage & Peripherals 0.2%
12,670	Data Domain, Inc.*	392,137

	Construction & Engineering 0.6%
1,434,000	Midas Holdings Ltd. (Singapore)	1,670,755

	Construction & Farm Machinery & Heavy Trucks 2.1%
60,374	Bucyrus International, Inc., Class A	4,403,076
35,850	Wabtec Corp.	1,342,941

		5,746,017

	Consumer Finance 1.3%
149,428	First Cash Financial Services, Inc.*	3,499,604

	Distributors 0.8%
59,260	LKQ Corp.*	2,062,841

	Diversified Banks 5.2%
187,665	HDFC Bank Ltd. (India)	6,762,957
68,265	HDFC Bank Ltd. ADR (India)	7,313,230

		14,076,187

	Diversified Commercial & Professional Services 0.3%
14,040	Healthcare Services Group, Inc.	284,591
9,660	IHS, Inc., Class A*	545,693

		830,284

	Education Services 1.1%
17,752	Strayer Education, Inc.	2,993,520

	Electronic Manufacturing Services 0.3%
1,369,680	Virtek Vision International, Inc.* (Canada)	855,145

	Environmental & Facilities Services 0.7%
65,410	American Ecology Corp.	1,386,038
6,070	Stericycle, Inc.*	346,961

		1,732,999

	Footwear 1.2%
4,374,000	China Hongxing Sports Ltd. (China)	3,328,700

Shares		Value

	Gold 0.3%
2,995,000	Redcorp Ventures Ltd.* (Canada)	$874,629

	Health Care Distributors 0.2%
15,510	MWI Veterinary Supply, Inc.*	585,502

	Health Care Equipment 13.5%
39,085	Abaxis, Inc.*	877,458
130,160	ArthroCare Corp.*	7,274,642
101,500	Electro-Optical Sciences, Inc.*	558,250
36,695	Intuitive Surgical, Inc.*	8,439,850
91,855	Kyphon, Inc.*	6,429,850
196,776	NuVasive, Inc.*	7,070,162
80,420	ResMed, Inc.*	3,447,605
138,908	VNUS Medical Technologies, Inc.*	2,207,248

		36,305,065

	Health Care Facilities 3.0%
186,909	Psychiatric Solutions, Inc.*	7,341,786
20,040	VCA Antech, Inc.*	836,670

		8,178,456

	Health Care Services 6.1%
194,276	Healthways, Inc.* †††	10,485,076
4,885	Pediatrix Medical Group, Inc.*	319,577
191,410	Providence Service Corp. (The)*	5,619,798

		16,424,451

	Health Care Technology 0.7%
72,390	Computer Programs & Systems, Inc.	1,908,200

	Household Appliances 0.5%
33,880	Fourlis Holdings S.A. (Greece)	1,272,694

	Integrated Telecommunication Services 1.9%
146,525	NeuStar, Inc., Class A*	5,024,342

	Internet Software & Services 1.8%
112,395	DealerTrack Holdings, Inc.*	4,707,102
7,445	j2 Global Communications, Inc.*	243,675

		4,950,777

	Investment Banking & Brokerage 2.9%
84,510	FCStone Group, Inc.*	2,727,138
57,165	GFI Group, Inc.*	4,923,050

		7,650,188

	IT Consulting & Other Services 5.0%
147,568	Cognizant Technology Solutions Corp., Class A*	11,771,499
1,878,000	CSE Global Ltd. (Singapore)	1,618,911

		13,390,410

	Leisure Facilities 1.5%
65,770	Life Time Fitness, Inc.*	4,034,332

	Life Sciences Tools & Services 1.7%
75,474	Icon plc ADR* (Ireland)	3,851,438
10,385	Techne Corp.*	655,086

		4,506,524

	Marine 2.1%
86,015	American Commercial Lines, Inc.*	2,041,136
134,445	Eagle Bulk Shipping, Inc.	3,460,614

		5,501,750

	Marine Ports & Services 0.7%
140,625	CAI International, Inc.*	1,982,812

	Mortgage REIT’s 0.7%
188,220	NorthStar Realty Finance Corp.	1,869,025

SEPTEMBER 30, 2007

Shares		Value

	Oil & Gas Equipment & Services 2.8%
970,000	Swiber Holdings Ltd.* (Singapore)	$2,260,296
110,450	TETRA Technologies, Inc.*	2,334,913
147,415	TGS-NOPEC Geophysical Co. ASA* (Norway)	3,020,351

		7,615,560

	Oil & Gas Exploration & Production 0.4%
70,110	Petrohawk Energy Corp.*	1,151,206

	Pharmaceuticals 0.7%
62,900	Medicis Pharmaceutical Corp., Class A	1,919,079

	Publishing 2.3%
100,140	Morningstar, Inc.*	6,148,596

	Real Estate Management & Development 1.8%
45,760	Jones Lang LaSalle, Inc.	4,702,298

	Restaurants 0.3%
24,880	Peet’s Coffee & Tea, Inc.*	694,401

	Semiconductor Equipment 2.3%
163,110	Tessera Technologies, Inc.*	6,116,625

	Semiconductors 14.2%
20,385	Diodes, Inc.*	654,359
15,000	Hittite Microwave Corp.*	662,250
113,815	Micrel, Inc.	1,229,202
82,230	Microchip Technology, Inc.	2,986,594
123,120	NetLogic Microsystems, Inc.*	4,445,863
595,063	O2Micro International Ltd. ADR* (Cayman Islands)	9,205,625
114,848	PLX Technology, Inc.*	1,240,358
204,733	Power Integrations, Inc.*	6,082,617
136,750	Silicon Laboratories, Inc.* †††	5,710,680
281,686	SiRF Technology Holdings, Inc.*	6,013,996

		38,231,544

	Steel 1.9%
15,045	Carpenter Technology Corp.	1,956,000
414,500	Globe Specialty Metals, Inc.* (United Kingdom)	3,212,375

		5,168,375

	Systems Software 0.2%
17,040	VASCO Data Security International, Inc.*	601,682

	Trucking 2.1%
197,792	Knight Transportation, Inc.	3,404,000
98,730	Old Dominion Freight Line, Inc.*	2,366,558

		5,770,558

	Total Common Stocks (cost $189,244,175)	258,870,853

	PREFERRED STOCKS 2.1%

	Biotechnology 0.2%
169,492	Nanosys, Inc., Series D Pfd.* *** †	500,001

	Health Care Equipment 1.0%
243,902	TherOx, Inc., Series I Pfd.* *** †	1,290,242
253,064	Transoma Medical, Inc., Series B Pfd.* *** †	604,823
1,080,146	Zonare Medical Systems, Inc., Series E Pfd.* *** †	895,441

		2,790,506

Shares		Value

	Health Care Services 0.3%
516,161	Bravo Health, Inc., Series G Pfd.* *** †	$571,428
108,917	TargetRX, Inc., Series D Pfd.* *** †	151,395

		722,823

	Household Products 0.2%
201,613	Ophthonix, Inc., Series C Pfd.* *** †	500,000

	Integrated Telecommunication Services 0.2%
64,269	Neutral Tandem, Inc., Series C Pfd.* *** †	403,796

	Internet Software & Services 0.0%
91,388	Xtera Communications, Inc., Series A-1 Pfd.* *** †	99,065

	Pharmaceuticals 0.2%
2,830,188	Point Biomedical Corp., Series F Pfd.* *** †	641,510

	Total Preferred Stocks (cost $6,280,195)	5,657,701

	LIMITED PARTNERSHIP INTEREST 1.1%

	Other 1.1%
	Montagu Newhall Global Partners II-B, L.P.* *** †	2,581,200
	Montagu Newhall Global Partners III-B, L.P.* *** †	403,452

		2,984,652

	Total Limited Partnership Interest (cost $3,229,292)	2,984,652

	WARRANTS 0.0%

	Gold 0.0%
1,497,500	Redcorp Ventures Ltd.
	expiring 7/10/09* *** † (Canada)	—

	Health Care Equipment 0.0%
15,510	Electro-Optical Sciences, Inc. expiring 10/31/11* *** †	—
162,021	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	—

		—

	Pharmaceuticals 0.0%
849,056	Point Biomedical Corp.
	expiring 2/16/12* *** †	—

	Precious Metals & Minerals 0.0%
451,620	Farallon Resources Ltd. expiring 12/21/08* *** † (Canada)	—

	Total Warrants (cost $0)	—

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)	SEPTEMBER 30, 2007

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$2,647,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $2,605,000 of United States Treasury Notes 4.875% due 6/30/12; value: $2,702,688; repurchase proceeds: $2,647,838††† (cost $2,647,000)	$2,647,000

	Total Short-Term Investments (cost $2,647,000)	2,647,000

	Total Investments (cost $201,400,662) 100.6%	270,160,206

	Liabilities less Other Assets (0.6)%	(1,527,096)

	NET ASSETS 100.0%	$268,633,110

Shares		Value

	SECURITIES SOLD SHORT

91,500	MarketAxess Holdings, Inc.*	$1,372,500

	Total Securities Sold Short (proceeds $1,299,138)	$1,372,500

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depository Receipts.

See notes to financial statements.

At September 30, 2007, Wasatch Ultra Growth Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Canada	1.7
Cayman Islands	3.5
China	1.3
Greece	0.5
India	5.9
Ireland	1.5
Norway	1.2
Singapore	2.1
United Kingdom	1.2
United States	81.1

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2007

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.3%

$ 3,500,000	U.S. Treasury Bond, 4.50%, 2/15/36	$3,318,165
22,000,000	U.S. Treasury Bond, 4.75%, 2/15/37	21,695,784
8,000,000	U.S. Treasury Bond, 5.25%, 11/15/28	8,385,000
13,570,000	U.S. Treasury Bond, 5.25%, 2/15/29	14,223,056
5,000,000	U.S. Treasury Bond, 5.375%, 2/15/31	5,352,345
5,500,000	U.S. Treasury Bond, 5.50%, 8/15/28	5,936,562
5,100,000	U.S. Treasury Strip, principal only, 11/15/21	2,525,153
8,100,000	U.S. Treasury Strip, principal only, 8/15/25	3,333,458
124,000,000	U.S. Treasury Strip, principal only, 11/15/27	46,084,104
17,000,000	U.S. Treasury Strip, principal only, 2/15/37	4,148,680

	Total U.S. Government Obligations (cost $114,395,888)	115,002,307

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
574,000	Repurchase Agreement dated 9/28/07, 3.80% due 10/1/07 with State Street Bank and Trust Co. collateralized by $565,000 of United States Treasury Notes 4.875% due 6/30/12; value: $586,188; repurchase proceeds: $574,182 (cost $574,000)	574,000

	Total Short-Term Investments (cost $574,000)	574,000

	Total Investments (cost $114,969,888) 99.8%	115,576,307

	Other Assets less Liabilities 0.2%	211,615

	NET ASSETS 100.0%	$115,787,922

	See notes to financial statements.

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	HERITAGE VALUE FUND[1]

Assets:
Investments, at cost
Unaffiliated issuers	$983,907,317	$159,896,576	$171,562,684	$1,816,079
Affiliated issuers*	—	—	—	—
Repurchase agreements	8,870,000	8,440,000	—	484,000

	$992,777,317	$168,336,576	$171,562,684	$2,300,079

Investments, at value
Unaffiliated issuers	$1,214,760,758	$196,997,399	$206,938,592	$1,859,963
Affiliated issuers*	—	—	—	—
Repurchase agreements	8,870,000	8,440,000	—	484,000

	1,223,630,758	205,437,399	206,938,592	2,343,963

Cash	1,301	1,175	450	381,703
Foreign currency on deposit (cost of $0, $103,406, $0, $0, $332,783, $74,198, $116,595, $26,824, $120,226, and $98, respectively)	—	104,497	—	—
Receivable for investment securities sold	37,790,968	—	8,337,431	—
Receivable from broker for securities sold short	—	—	—	1,033
Capital shares receivable	293,582	307,249	21,504	49,408
Interest and dividends receivable	1,205,636	31,460	34,851	394
Receivable from Investment Advisor	—	—	—	34,240
Prepaid expenses and other assets	48,797	15,931	16,977	21,722
Unrealized appreciation on foreign currency contracts	—	368	9,804	439

Total Assets	1,262,971,042	205,898,079	215,359,609	2,832,902

Liabilities:
Options written at value (premiums of $0, $0, $0, $3,542, $0, $0, $0, $91,902, $0, and $0, respectively)	—	—	—	4,366
Securities sold short, at value (proceeds of $0, $0, $0, $0, $0, $0, $0, $0, $1,750,502, and $6,535,836, respectively)	—	—	—	—
Bank overdraft	—	—	—	—
Line of credit payable	—	—	1,451,000	—
Payable for securities purchased	9,260,922	1,284,618	4,541,653	366,304
Capital shares payable	1,677,083	91,999	208,564	—
Accrued investment advisory fees	1,025,378	237,206	130,584	1,006
Accrued fund administration fees	25,071	3,830	4,232	33
Accrued expenses and other liabilities	349,093	85,202	105,465	28,809
Accrued deferred foreign capital gains taxes	—	52,734	—	—
Other payables	—	—	—	—
Unrealized depreciation on foreign currency contracts	15,529	—	—	—

Total Liabilities	12,353,076	1,755,589	6,441,498	400,518

Net Assets	$1,250,617,966	$204,142,490	$208,918,111	$2,432,384

Net Assets Consist of:
Capital stock	$290,957	$115,419	$166,154	$2,377
Paid-in capital in excess of par	837,743,869	152,218,623	162,156,341	2,363,560
Undistributed net investment income (loss)	(869,706)	(561,209)	(28,414)	23,446
Undistributed net realized gain (loss) on investments and foreign currency translations	182,593,504	15,326,630	11,250,695	—
Net unrealized appreciation on investments and foreign currency translations	230,859,342	37,043,027	35,373,335	43,001

Net Assets	$1,250,617,966	$204,142,490	$208,918,111	$2,432,384

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	29,095,746	11,541,854	16,615,394	237,728

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$42.98	$17.69	$12.57	$10.23

[1]	Fund inception date was August 30, 2007.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

SEPTEMBER 30, 2007

INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

$367,011,870	$35,813,384	$462,231,816	$100,828,718	$784,833,295	$606,163,428
—	—	31,386,658	—	—	—
15,002,000	2,452,000	12,093,000	1,018,000	3,340,000	2,447,000

$382,013,870	$38,265,384	$505,711,474	$101,846,718	$788,173,295	$608,610,428

$516,016,910	$52,907,903	$589,730,122	$118,621,177	$1,075,906,725	$657,280,689
—	—	32,972,737	—	—	—
15,002,000	2,452,000	12,093,000	1,018,000	3,340,000	2,447,000

531,018,910	55,359,903	634,795,859	119,639,177	1,079,246,725	659,727,689

—	289,062	1,885	584,470	56,547	1,586,159
333,589	76,121	116,595	26,948	121,381	99
6,366,392	1,371,798	113,819	760,003	12,121,182	2,221,393
—	—	—	231,248	2,398,512	6,543,342
834,153	48,457	11,228	352,547	517,875	235,932
507,522	100,995	115,579	39,418	249,316	1,236,721
—	10,494	—	—	—	—
30,165	7,092	26,783	16,865	45,080	36,645
—	—	10,959	1,922	—	—

539,090,731	57,263,922	635,192,707	121,652,598	1,094,756,618	671,587,980

—	—	—	98,010	—	—
—	—	—	—	2,053,906	5,590,620
1,121,863	—	—	—	—	—
—	—	—	—	—	—
1,440,572	689,971	2,219,596	1,204,472	14,939,862	3,005,185
185,810	—	415,512	26,742	1,052,528	1,302,921
623,000	88,223	1,010,879	193,036	866,493	812,073
10,122	1,074	12,320	2,310	21,187	13,247
166,648	45,097	117,172	56,014	373,843	210,136
600,281	—	—	32,585	—	—
—	—	—	—	—	16,730
39,750	6,380	—	—	15,750	—

4,188,046	830,745	3,775,479	1,613,169	19,323,569	10,950,912

$534,902,685	$56,433,177	$631,417,228	$120,039,429	$1,075,433,049	$660,637,068

$219,068	$154,821	$877,763	$402,591	$268,180	$1,266,459
342,811,658	32,956,902	425,765,473	87,225,641	677,169,002	481,137,203
(788,351)	324,678	(484,240)	(121,769)	8,751	333,131
44,254,392	5,895,473	76,173,352	14,778,119	107,211,538	125,837,120
148,405,918	17,101,303	129,084,880	17,754,847	290,775,578	52,063,155

$534,902,685	$56,433,177	$631,417,228	$120,039,429	$1,075,433,049	$660,637,068

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
21,906,783	15,482,127	87,776,297	40,259,090	26,817,981	126,645,898

$24.42	$3.65	$7.19	$2.98	$40.10	$5.22

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2007

	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$23,704,571	$198,753,662	$114,395,888
Affiliated issuers*	—	—	—
Repurchase agreements	1,060,000	2,647,000	574,000

	$24,764,571	$201,400,662	$114,969,888

Investments, at market value
Unaffiliated issuers	$22,701,108	$267,513,206	$115,002,307
Affiliated issuers*	—	—	—
Repurchase agreements	1,060,000	2,647,000	574,000

	23,761,108	270,160,206	115,576,307

Cash	1,030	1,188	1,405
Foreign currency on deposit (cost of $2, $0, and $0, respectively)	2	—	—
Receivable for investment securities sold	190,642	257,936	—
Receivable from broker for securities sold short	357,994	1,340,645	—
Capital shares receivable	700	70,613	156,875
Interest and dividends receivable	125,181	2,725	476,351
Receivable from Investment Advisor	17,513	—	—
Prepaid expenses and other assets	7,532	19,450	13,192

Total Assets	24,461,702	271,852,763	116,224,130

Liabilities:
Securities sold short, at value (proceeds of $737,713, $1,299,138, and $0, respectively)	602,366	1,372,500	—
Payable for securities purchased	123,657	1,407,777	—
Capital shares payable	51,744	53,049	184,134
Dividends payable to shareholders	6,969	—	130,010
Accrued investment advisory fees	13,892	265,547	49,394
Accrued fund administration fees	487	5,180	2,411
Accrued expenses and other liabilities	40,533	115,600	70,259
Accrued deferred foreign capital gains taxes	838	—	—

Total Liabilities	840,486	3,219,653	436,208

Net Assets	$23,621,216	$268,633,110	$115,787,922

Net Assets Consist of:
Capital stock	$21,466	$96,687	$83,660
Paid-in capital in excess of par	23,116,681	181,910,539	121,791,327
Undistributed net investment income (loss)	85,088	(759)	(283)
Undistributed net realized gain (loss) on investments and foreign currency translations	1,265,601	17,940,461	(6,693,201)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(867,620)	68,686,182	606,419

Net Assets	$23,621,216	$268,633,110	$115,787,922

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	2,146,637	9,668,744	8,365,980

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$11.00	$27.78	$13.84

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations	FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, 2007

	CORE GROWTH FUND	GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	HERITAGE VALUE FUND[1]

Investment Income:
Interest	$1,249,259	$223,591	$187,023	$3,183
Dividends[2]
Unaffiliated issuers	13,317,169	1,087,799	1,919,129	328
Affiliated issuers*	—	—	—	—

Total investment income	14,566,428	1,311,390	2,106,152	3,511

Expenses:
Investment advisory fees	13,387,336	2,233,272	1,664,814	1,006
Shareholder servicing fees	966,905	200,166	276,934	5,089
Fund administration fees	330,310	36,677	58,695	33
Fund accounting fees	163,223	39,268	40,779	1,237
Reports to shareholders	174,991	33,407	56,869	585
Custody fees	444,726	125,136	65,601	3,430
Federal and state registration fees	31,757	22,554	20,766	1,494
Legal fees	69,383	7,753	12,446	913
Directors’ fees	51,733	5,072	9,324	230
Audit fees	25,140	25,140	25,140	19,528
Interest	4,915	388	1,774	—
Other	97,388	21,596	22,573	2,060

Total expenses before reimbursement	15,747,807	2,750,429	2,255,715	35,605
Reimbursement of expenses by Advisor	—	—	—	(34,240)

Net Expenses	15,747,807	2,750,429	2,255,715	1,365

Net Investment Income (Loss)	(1,181,379)	(1,439,039)	(149,563)	2,146

Realized and Unrealized Gain:
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	224,229,226	18,695,988	13,095,407	249
Affiliated issuers*	—	—	—	—
Net realized gain on options written	—	66,092	160,696	—
Realized foreign capital gains taxes	—	8,044	(35,186)	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(42,206,156)	24,320,201	17,972,838	43,001
Deferred foreign capital gains taxes	—	(60,778)	—	—

Net gain on investments	182,023,070	43,029,547	31,193,755	43,250

Net Increase in Net Assets Resulting from Operations	$180,841,691	$41,590,508	$31,044,192	$45,396

[1]	Fund inception date was August 30, 2007.

[2]	Net of $97,274, $60,042, $41,446, and $0 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

Investment Income:
Interest[1]	$519,941	$59,276	$1,021,937
Dividends[2]
Unaffiliated issuers	8,112,495	951,006	4,523,786
Affiliated issuers*	—	—	33,920

Total investment income	8,632,436	1,010,282	5,579,643

Expenses:
Investment advisory fees	6,924,780	975,240	12,569,493
Shareholder servicing fees	383,297	65,810	276,650
Fund administration fees	113,728	12,008	154,967
Fund accounting fees	87,344	42,178	92,799
Reports to shareholders	69,897	4,430	47,794
Custody fees	420,595	69,260	155,938
Federal and state registration fees	31,760	15,143	21,544
Legal fees	23,497	2,486	33,785
Directors’ fees	15,550	1,569	23,134
Audit fees	25,140	25,140	25,140
Dividends on securities sold short	—	—	—
Interest	1,207	127	1,658
Other	31,261	8,511	40,280

Total expenses before reimbursement	8,128,056	1,221,902	13,443,182
Reimbursement of expenses by Advisor	—	(124,659)	—

Net Expenses	8,128,056	1,097,243	13,443,182

Net Investment Income (Loss)	504,380	(86,961)	(7,863,539)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	58,040,332	6,802,947	97,920,322
Affiliated issuers*	—	—	2,601,727
Net realized gain on options written	—	—	162,745
Net realized gain (loss) on short positions	—	—	—
Realized foreign capital gains taxes	(46,710)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	68,919,910	9,327,438	13,434,587
Deferred foreign capital gains taxes	(613,723)	—	—

Net gain (loss) on investments	126,299,809	16,130,385	114,119,381

Net Increase in Net Assets Resulting from Operations	$126,804,189	$16,043,424	$106,255,842

[1]	Net of $0, $0, $0, $0, $0, $0, $838, $0, and $0 in foreign withholding taxes, respectively.

[2]	Net of $661,761, $109,445, $243,946, $60,064, $179,612, $65,420, $21,095, $1,918, and $0 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See notes to financial statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2007

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	U.S. TREASURY FUND

$325,215	$433,155	$622,976	$82,930	$206,417	$9,280,506

1,001,037	7,687,098	12,523,555	1,139,227	861,673	—
—	—	—	—	—	—

1,326,252	8,120,253	13,146,531	1,222,157	1,068,090	9,280,506

2,226,845	12,059,914	10,553,428	164,728	3,556,825	940,898
110,519	1,170,825	585,387	73,372	333,631	194,930
27,440	297,527	173,516	5,805	70,205	46,455
39,179	150,672	94,689	21,648	48,953	25,358
15,639	231,222	110,185	11,270	56,965	35,280
68,914	150,797	158,102	18,245	72,783	5,636
15,320	31,217	26,527	17,872	19,079	26,643
5,898	65,483	37,231	1,228	15,142	11,275
3,903	47,197	26,077	666	11,447	7,598
25,140	25,140	25,140	25,024	25,140	25,140
2,023	—	16,730	23,122	—	—
2,019	32,938	9,092	1,478	7,114	—
13,193	78,414	45,245	6,877	26,249	10,526

2,556,032	14,341,346	11,861,349	371,335	4,243,533	1,329,739
(46,857)	—	—	(123,442)	—	—

2,509,175	14,341,346	11,861,349	247,893	4,243,533	1,329,739

(1,182,923)	(6,221,093)	1,285,182	974,264	(3,175,443)	7,950,767

18,016,172	141,381,665	155,890,863	52,706	28,680,187	(899,982)
—	481,126	(111,586)	—	—	—
950,991	—	1,078,508	24,907	18,525	—
(104,027)	(694,035)	—	1,290,734	(119,136)	—
(13,030)	—	—	—	(35,766)	—
4,363,877	54,045,856	(74,483,105)	(1,281,957)	35,146,031	(3,610,027)
(32,585)	—	—	—	—	—

23,181,398	195,214,612	82,374,680	86,390	63,689,841	(4,510,009)

$21,998,475	$188,993,519	$83,659,862	$1,060,654	$60,514,398	$3,440,758

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		GLOBAL SCIENCE & TECHNOLOGY FUND
Year or period ended September 30	2007	2006	2007	2006

Operations:
Net investment income (loss)	$(1,181,379)	$6,089,288	$(1,439,039)	$(1,314,171)
Net realized gain on investments and foreign currency translations	224,229,226	130,484,166	18,704,032	6,249,861
Net realized gain on options written	—	—	66,092	—
Net realized gain on short positions	—	—	—	21,058
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(42,206,156)	(98,543,578)	24,259,423	1,779,861

Net increase in net assets resulting from operations	180,841,691	38,029,876	41,590,508	6,736,609

Dividends paid from:
Net investment income	(4,207,921)	(23,612,852)	—	—
Net realized gains	(110,525,247)	(123,744,637)	(5,210,791)	(1,860,003)

	(114,733,168)	(147,357,489)	(5,210,791)	(1,860,003)

Capital share transactions:
Shares sold	117,646,419	130,442,780	79,536,256	66,278,469
Shares issued to holders in reinvestment of dividends	110,575,393	141,564,243	4,944,636	1,820,831
Shares redeemed	(424,777,597)	(486,370,736)	(43,106,438)	(36,009,645)
Redemption fees	38,660	27,471	29,507	39,558

Net increase (decrease)	(196,517,125)	(214,336,242)	41,403,961	32,129,213

Total increase (decrease) in net assets	(130,408,602)	(323,663,855)	77,783,678	37,005,819

Net assets:
Beginning of period	1,381,026,568	1,704,690,423	126,358,812	89,352,993

End of period	$1,250,617,966	$1,381,026,568	$204,142,490	$126,358,812

Undistributed net investment income (loss) included in net assets at end of period	$(869,706)	$(209,317)	$(561,209)	$(149,555)

Capital share transactions — shares:
Shares sold	2,744,829	3,073,183	4,944,939	4,659,422
Shares issued to holders in reinvestment of dividends	2,761,623	3,444,385	334,097	137,317
Shares redeemed	(10,027,035)	(11,718,400)	(2,780,070)	(2,638,897)

Net increase (decrease) in shares outstanding	(4,520,583)	(5,200,832)	2,498,966	2,157,842

[1]	Fund inception date was August 30, 2007.

See notes to financial statements.

SEPTEMBER 30, 2007

HERITAGE GROWTH FUND		HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND
2007	2006	2007[1]	2007	2006

$(149,563)	$42,790	$2,146	$504,380	$(1,612,059)
13,060,221	8,992,963	249	57,993,622	67,609,292
160,696	—	—	—	—
—	—	—	—	—
17,972,838	(2,397,326)	43,001	68,306,187	(7,047,206)

31,044,192	6,638,427	45,396	126,804,189	58,950,027

(23,660)	(386,224)	—	—	—
(7,225,236)	(8,141,020)	—	(69,456,586)	(9,365)

(7,248,896)	(8,527,244)	—	(69,456,586)	(9,365)

27,445,666	70,694,924	2,407,615	123,708,001	90,728,441
6,995,484	8,190,379	—	67,578,664	9,068
(93,704,397)	(137,309,726)	(21,048)	(96,891,205)	(105,387,826)
5,710	23,494	421	24,983	52,133

(59,257,537)	(58,400,929)	2,386,988	94,420,443	(14,598,184)

(35,462,241)	(60,289,746)	2,432,384	151,768,046	44,342,478

244,380,352	304,670,098	—	383,134,639	338,792,161

$208,918,111	$244,380,352	$2,432,384	$534,902,685	$383,134,639

$(28,414)	$21,667	$23,446	$(788,351)	$(512,754)

2,286,187	6,164,555	239,802	5,358,055	4,311,049
596,884	717,196	—	3,306,197	461
(7,712,736)	(12,096,491)	(2,074)	(4,305,020)	(5,080,255)

(4,829,665)	(5,214,740)	237,728	4,359,232	(768,745)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	INTERNATIONAL OPPORTUNITIES FUND		MICRO CAP FUND
Year ended September 30	2007	2006	2007	2006

Operations:
Net investment income (loss)	$(86,961)	$(99,504)	$(7,863,539)	$(8,206,446)
Net realized gain on investments and foreign currency translations	6,802,947	2,561,582	100,522,049	70,834,183
Net realized gain on options written	—	—	162,745	—
Net realized gain (loss) on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,327,438	4,519,447	13,434,587	(14,703,647)

Net increase in net assets resulting from operations	16,043,424	6,981,525	106,255,842	47,924,090

Dividends paid from:
Net investment income	(62,484)	—	—	—
Net realized gains	(2,442,244)	—	(67,720,917)	(101,306,137)

	(2,504,728)	—	(67,720,917)	(101,306,137)

Capital share transactions:
Shares sold	6,367,976	2,977,585	15,698,971	17,003,311
Shares issued to holders in reinvestment of dividends	2,448,543	—	65,068,973	95,482,943
Shares redeemed	(2,761,827)	(2,560,576)	(71,789,168)	(54,449,841)
Redemption fees	1,247	15	2,432	2,863

Net increase (decrease)	6,055,939	417,024	8,981,208	58,039,276

Total increase (decrease) in net assets	19,594,635	7,398,549	47,516,133	4,657,229

Net assets:
Beginning of period	36,838,542	29,439,993	583,901,095	579,243,866

End of period	$56,433,177	$36,838,542	$631,417,228	$583,901,095

Undistributed net investment income (loss) included in net assets at end of period	$324,678	$(65,706)	$(484,240)	$—

Capital share transactions — shares:
Shares sold	1,935,461	1,138,942	2,240,904	2,506,938
Shares issued to holders in reinvestment of dividends	830,015	—	9,799,544	14,989,473
Shares redeemed	(857,324)	(999,753)	(10,257,044)	(7,969,522)

Net increase (decrease) in shares outstanding	1,908,152	139,189	1,783,404	9,526,889

See notes to financial statements.

SEPTEMBER 30, 2007

MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
2007	2006	2007	2006	2007	2006

$(1,182,923)	$(926,578)	$(6,221,093)	$(8,645,084)	$1,285,182	$5,759,674
18,003,142	18,831,298	141,862,791	101,042,259	155,779,277	80,060,094
950,991	28,361	—	—	1,078,508	133,119
(104,027)	149,589	(694,035)	—	—	(900,860)
4,331,292	(1,980,425)	54,045,856	(72,428,953)	(74,483,105)	(29,137,020)

21,998,475	16,102,245	188,993,519	19,968,222	83,659,862	55,915,007

—	—	—	—	(4,575,097)	(8,588,688)
(18,395,781)	(8,245,400)	(92,697,704)	(159,627,544)	(84,556,633)	(89,640,909)

(18,395,781)	(8,245,400)	(92,697,704)	(159,627,544)	(89,131,730)	(98,229,597)

12,406,622	2,557,227	130,032,208	192,646,962	91,496,417	44,209,723
18,013,951	8,086,056	90,344,199	153,540,530	86,009,646	94,863,257
(9,491,736)	(9,895,964)	(476,277,049)	(329,428,284)	(176,041,666)	(166,979,115)
178	126	59,777	16,285	19,685	3,571

20,929,015	747,445	(255,840,865)	16,775,493	1,484,082	(27,902,564)

24,531,709	8,604,290	(159,545,050)	(122,883,829)	(3,987,786)	(70,217,154)

95,507,720	86,903,430	1,234,978,099	1,357,861,928	664,624,854	734,842,008

$120,039,429	$95,507,720	$1,075,433,049	$1,234,978,099	$660,637,068	$664,624,854

$(121,769)	$(14,869)	$8,751	$(1,982,758)	$333,131	$4,523,035

4,359,135	903,762	3,396,315	4,994,782	17,057,164	8,200,453
6,647,215	3,183,486	2,431,876	4,151,988	17,133,396	18,822,075
(3,313,686)	(3,521,837)	(12,399,974)	(8,688,441)	(33,076,044)	(31,046,713)

7,692,664	565,411	(6,571,783)	458,329	1,114,516	(4,024,185)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	STRATEGIC INCOME FUND		ULTRA GROWTH FUND
Year or period ended September 30	2007	2006[1]	2007	2006

Operations:
Net investment income (loss)	$974,264	$326,699	$(3,175,443)	$(4,286,204)
Net realized gain (loss) on investments and foreign currency translations	52,706	35,569	28,644,421	26,032,281
Net realized gain on options written	24,907	—	18,525	51,190
Net realized gain (loss) on short positions	1,290,734	—	(119,136)	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,281,957)	414,337	35,146,031	(23,377,185)

Net increase (decrease) in net assets resulting from operations	1,060,654	776,605	60,514,398	(1,579,918)

Dividends paid from:
Net investment income	(903,928)	(273,109)	—	—
Net realized gains	(54,564)	—	(21,145,437)	(51,353,961)

	(958,492)	(273,109)	(21,145,437)	(51,353,961)

Capital share transactions:
Shares sold	21,723,688	12,884,756	20,390,670	34,763,287
Shares issued to holders in reinvestment of dividends	924,221	260,187	20,567,611	49,694,426
Shares redeemed	(11,873,932)	(917,103)	(118,109,285)	(115,021,608)
Redemption fees	13,045	696	8,878	9,719

Net increase (decrease)	10,787,022	12,228,536	(77,142,126)	(30,554,176)

Total increase (decrease) in net assets	10,889,184	12,732,032	(37,773,165)	(83,488,055)

Net assets:
Beginning of period	12,732,032	—	306,406,275	389,894,330

End of period	$23,621,216	$12,732,032	$268,633,110	$306,406,275

Undistributed net investment income (loss) included in net assets at end of period	$85,088	$72,250	$(759)	$125,528

Capital share transactions — shares:
Shares sold	1,898,641	1,280,032	809,631	1,344,846
Shares issued to holders in reinvestment of dividends	81,799	25,265	848,849	2,050,946
Shares redeemed	(1,048,448)	(90,652)	(4,710,330)	(4,609,864)

Net increase (decrease) in shares outstanding	931,992	1,214,645	(3,051,850)	(1,214,072)

[1]	Fund inception date was February 1, 2006.

See notes to financial statements.

SEPTEMBER 30, 2007

U.S. TREASURY FUND
2007	2006

$7,950,767	$7,369,958
(899,982)	(157,464)
—	—
—	—
(3,610,027)	(1,981,422)

3,440,758	5,231,072

(7,951,409)	(9,215,585)
—	—

(7,951,409)	(9,215,585)

57,301,220	182,225,053
7,407,666	8,678,644
(149,451,060)	(64,651,364)
46,441	127,924

(84,695,733)	126,380,257

(89,206,384)	122,395,744

204,994,306	82,598,562

$115,787,922	$204,994,306

$(283)	$359

4,157,573	12,942,909
539,219	622,640
(10,853,212)	(4,671,486)

(6,156,420)	8,894,063

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005		2004	2003

Net asset value, beginning of period	$41.08	$43.92	$38.49		$33.54	$25.46

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.17	0.56		0.13	(0.01)
Net realized and unrealized gains on investments	5.65	0.90	6.41		4.84	8.09
Net increase from payment by affiliate	—	—	—	[1]	—	—

Total from investment operations	5.60	1.07	6.97		4.97	8.08

Redemption fees (see Note 2)	— [1]	— [1]	—	[1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.14)	(0.63)	(0.22)		(0.02)	—
Distributions from net realized gains	(3.56)	(3.28)	(1.32)		—	—

Total distributions	(3.70)	(3.91)	(1.54)		(0.02)	—

Net asset value, end of period	$42.98	$41.08	$43.92		$38.49	$33.54

Total return[2]	14.28%	2.46%	18.58%		14.80%	31.68%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,250,618	$1,381,027	$1,704,690		$1,496,969	$1,318,341
Ratio of expenses to average net assets	1.18%	1.17%	1.20%		1.21%	1.25%
Ratio of net investment income (loss) to average net assets	(0.09)%	0.38%	1.30%		0.34%	(0.02)%
Portfolio turnover rate	54%	42%	42%		47%	47%

GLOBAL SCIENCE & TECHNOLOGY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005		2004	2003
Net asset value, beginning of period	$13.97	$12.98	$10.15		$10.73	$6.38

Income (loss) from investment operations:
Net investment loss	(0.12)	(0.14)	(0.16)		(0.18)	(0.13)
Net realized and unrealized gains (losses) on investments	4.43	1.40	2.99		(0.41)	4.47
Net increase from payment by affiliate	—	—	—	[1]	—	—

Total from investment operations	4.31	1.26	2.83		(0.59)	4.34

Redemption fees (see Note 2)	— [1]	— [1]	—	[1]	0.01	0.01

Less distributions:
Distributions from net realized gains	(0.59)	(0.27)	—		—	—

Total distributions	(0.59)	(0.27)	—		—	—

Net asset value, end of period	$17.69	$13.97	$12.98		$10.15	$10.73

Total return[3]	31.63%	9.81%	27.88%		(5.49)%	68.34%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$204,142	$126,359	$89,353		$69,301	$51,517
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.85%	1.94%	1.95%		1.95%	1.95%
Before waivers and reimbursements	1.85%	1.94%	1.97%		1.97%	2.13%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.97)%	(1.15)%	(1.52)%		(1.66)%	(1.87)%
Before waivers and reimbursements	(0.97)%	(1.15)%	(1.54)%		(1.68)%	(2.05)%
Portfolio turnover rate	78%	58%	80%		55%	88%

[1]	Represents amounts less than $.005 per share.
[2]

In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Fund’s cross-trading policies. Excluding this item, the total return would have been 18.55%.

[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

SEPTEMBER 30, 2007

HERITAGE GROWTH FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2007		2006	2005		2004[1]

Net asset value, beginning of period	$11.40		$11.43	$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		— [2]	0.02		—	[2]
Net realized and unrealized gains (losses) on investments	1.53		0.28	1.55		(0.14)
Net increase from payment by affiliate	—		—	—	[2]	—

Total from investment operations	1.52		0.28	1.57		(0.14)

Redemption fees (see Note 2)	—	[2]	— [2]	—	[2]	—	[2]

Less distributions:
Dividends from net investment income	—	[2]	(0.01)	—		—
Distributions from net realized gains	(0.35)		(0.30)	—	[2]	—

Total distributions	(0.35)		(0.31)	—	[2]	—

Net asset value, end of period	$12.57		$11.40	$11.43		$9.86

Total return3 5	13.59%		2.46%	15.95%		(1.40)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$208,918		$244,380	$304,670		$128,136
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%		0.95%	0.95%		0.95%
Before waivers and reimbursements[4]	0.95%		0.95%	0.99%		1.26%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.06)%		0.01%	0.17%		(0.01)%
Before waivers and reimbursements[4]	(0.06)%		0.01%	0.13%		(0.32)%
Portfolio turnover rate[3]	56%		54%	36%		5%

HERITAGE VALUE FUND	Period Ended September 30
(for a share outstanding throughout each period)	2007[6]
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gains on investments	0.22

Total from investment operations	0.23

Redemption fees (see Note 2)	—	[2]

Less distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total distributions	—

Net asset value, end of period	$10.23

Total return[3]	2.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$2,432
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.95%
Before waivers and reimbursements[4]	24.78%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[4]	1.49%
Before waivers and reimbursements[4]	(22.34)%
Portfolio turnover rate[3]	0%

[1]	Fund inception date was June 18, 2004.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[6]	Fund inception date was August 30, 2007.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

INTERNATIONAL GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006		2005		2004		2003

Net asset value, beginning of period	$21.83	$18.50		$14.71		$12.06		$8.85

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.09)		(0.10)		(0.11)		(0.07)
Net realized and unrealized gains on investments	6.61	3.42		3.91		2.76		3.28
Net increase from payment by affiliate	—	—		0.01		—		—

Total from investment operations	6.64	3.33		3.82		2.65		3.21

Redemption fees (see Note 2)	— [1]	—	[1]	—	[1]	—	[1]	—	[1]

Less distributions:
Distributions from net realized gains	(4.05)	—	[1]	(0.03)		—		—

Total distributions	(4.05)	—	[1]	(0.03)		—		—

Net asset value, end of period	$24.42	$21.83		$18.50		$14.71		$12.06

Total return2 3	34.02%	18.00%		26.02%		21.97%		36.27%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$534,903	$383,135		$338,792		$196,990		$44,482
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.76%	1.78%		1.84%		1.92%		1.95%
Before waivers and reimbursements	1.76%	1.78%		1.84%		1.92%		2.30%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.11%	(0.42)%		(0.64)%		(1.06)%		(1.12)%
Before waivers and reimbursements	0.11%	(0.42)%		(0.64)%		(1.06)%		(1.47)%
Portfolio turnover rate	60%	64%		32%		31%		62%

INTERNATIONAL OPPORTUNITIES FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2007	2006		2005[4]
Net asset value, beginning of period	$2.71	$2.19		$2.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)		—	[1]
Net realized and unrealized gains on investments	1.13	0.53		0.19

Total from investment operations	1.12	0.52		0.19

Redemption fees (see Note 2)	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	— [1]	—		—
Distributions from net realized gains	(0.18)	—		—

Total distributions	(0.18)	—		—

Net asset value, end of period	$3.65	$2.71		$2.19

Total return[5]	42.73%	23.74%		9.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$56,433	$36,839		$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[6]	2.25%	2.25%		2.25%
Before waivers and reimbursements[6]	2.51%	2.62%		3.09%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[6]	(0.18)%	(0.29)%		(0.21)%
Before waivers and reimbursements[6]	(0.44)%	(0.66)%		1.05%
Portfolio turnover rate[5]	54%	43%		12%

[1]	Represents amounts less than $.005 per share.
[2]

In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[3]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

[4]	Fund inception date was January 27, 2005.

[5]	Not annualized for periods less than one year.

[6]	Annualized.

See notes to financial statements.

SEPTEMBER 30, 2007

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004		2003

Net asset value, beginning of period	$6.79	$7.58	$7.05	$6.98		$5.01

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.10)	(0.11)	(0.15)		(0.12)
Net realized and unrealized gains on investments	1.29	0.65	1.70	0.81		2.43
Net increase from payment by affiliate	—	—	— [1]	—		—

Total from investment operations	1.20	0.55	1.59	0.66		2.31

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Distributions from net realized gains	(0.80)	(1.34)	(1.06)	(0.59)		(0.34)

Total distributions	(0.80)	(1.34)	(1.06)	(0.59)		(0.34)

Net asset value, end of period	$7.19	$6.79	$7.58	$7.05		$6.98

Total return[2]	18.72%	8.51%	26.42%	9.96%		50.28%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$631,417	$583,901	$579,244	$518,291		$517,179
Ratio of expenses to average net assets	2.14%	2.14%	2.18%	2.19%		2.24%
Ratio of net investment loss to average net assets	(1.25)%	(1.39)%	(1.58)%	(1.95)%		(2.13)%
Portfolio turnover rate	48%	46%	50%	56%		50%

MICRO CAP VALUE FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004		2003[3]
Net asset value, beginning of period	$2.93	$2.72	$2.57	$2.09		$2.00

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.05)		(0.01)
Net realized and unrealized gains on investments	0.64	0.50	0.49	0.53		0.10
Net increase from payment by affiliate	—	—	— [1]	—		—

Total from investment operations	0.61	0.47	0.45	0.48		0.09

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	— [1]

Less distributions:
Distributions from net realized gains	(0.56)	(0.26)	(0.30)	—	[1]	—

Total distributions	(0.56)	(0.26)	(0.30)	—	[1]	—

Net asset value, end of period	$2.98	$2.93	$2.72	$2.57		$2.09

Total return4 6	22.84%	18.89%	19.87%	23.06%		4.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$120,039	$95,508	$86,903	$84,835		$70,706
Ratio of expenses to average net assets:
Net of waivers and reimbursements5 7	2.25%	2.25%	2.25%	2.27%		2.50%
Before waivers and reimbursements[5]	2.30%	2.33%	2.36%	2.38%		2.73%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[5]	(1.06)%	(0.99)%	(1.41)%	(1.76)%		(1.97)%
Before waivers and reimbursements[5]	(1.11)%	(1.07)%	(1.52)%	(1.87)%		(2.20)%
Portfolio turnover rate[4]	105%	95%	85%	101%		4%

[1]	Represents amounts less than $.005 per share.
[2]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[3]	Fund inception date was July 28, 2003.

[4]	Not annualized for periods less than one year.

[5]	Annualized.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

[7]

On February 1, 2004, the Advisor reduced the contractual expense limitation from 2.50% to 2.25% through January 31, 2005. As a result, the effective expense ratio net of waivers and reimbursements for the period ended September 30, 2004 was 2.27%.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004		2003

Net asset value, beginning of period	$36.99	$41.23	$34.94	$32.43		$23.83

Income (loss) from investment operations:
Net investment loss	(0.25)	(0.26)	(0.25)	(0.33)		(0.28)
Net realized and unrealized gains on investments	6.28	0.84	7.32	3.01		8.88
Net increase from payment by affiliate	—	—	— [1]	—		—

Total from investment operations	6.03	0.58	7.07	2.68		8.60

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Distributions from net realized gains	(2.92)	(4.82)	(0.78)	(0.17)		—	[1]

Total distributions	(2.92)	(4.82)	(0.78)	(0.17)		—	[1]

Net asset value, end of period	$40.10	$36.99	$41.23	$34.94		$32.43

Total return[2]	16.94%	1.40%	20.73%	8.27%		36.15%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,075,433	$1,234,978	$1,357,862	$1,191,702		$1,134,398
Ratio of expenses to average net assets[3]	1.19%	1.18%	1.18%	1.20%		1.25%
Ratio of net investment loss to average net assets	(0.52)%	(0.64)%	(0.62)%	(0.91)%		(1.08)%
Portfolio turnover rate	43%	41%	36%	41%		63%

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004		2003
Net asset value, beginning of period	$5.29	$5.67	$5.54	$4.62		$3.21

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.05	0.05	(0.01)		(0.02)
Net realized and unrealized gains on investments	0.67	0.36	0.86	0.93		1.43
Net increase from payment by affiliate	—	—	— [1]	—		—

Total from investment operations	0.68	0.41	0.91	0.92		1.41

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	—	—		—
Distributions from net realized gains	(0.71)	(0.72)	(0.78)	—	[1]	—

Total distributions	(0.75)	(0.79)	(0.78)	—	[1]	—

Net asset value, end of period	$5.22	$5.29	$5.67	$5.54		$4.62

Total return[4]	13.32%	7.88%	19.47%	19.73%		43.93%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$660,637	$664,625	$734,842	$734,266		$651,261
Ratio of expenses to average net assets	1.69%	1.68%	1.72%	1.73%		1.78%
Ratio of net investment income (loss) to average net assets	0.18%	0.81%	0.94%	(0.26)%		(0.43)%
Portfolio turnover rate	84%	40%	43%	56%		69%

[1]	Represents amounts less than $.005 per share.
[2]

In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than .01%.

[3]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

[4]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See notes to financial statements.

SEPTEMBER 30, 2007

STRATEGIC INCOME FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2007	2006[1]

Net asset value, beginning of period	$10.48	$10.00

Income from investment operations:
Net investment income	0.48	0.31
Net realized and unrealized gains on investments	0.54	0.44

Total from investment operations	1.02	0.75

Redemption fees (see Note 2)	0.01	— [2]

Less distributions:
Dividends from net investment income	(0.47)	(0.27)
Distributions from net realized gains	(0.04)	—

Total distributions	(0.51)	(0.27)

Net asset value, end of period	$11.00	$10.48

Total return[3]	9.77%	7.58%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$23,621	$12,732
Ratio of expenses to average net assets (including interest and dividend payments for securities sold short):
Net of waivers and reimbursements[4]	1.05%	0.95%
Before waivers and reimbursements[4]	1.57%	2.66%
Ratio of expenses to average net assets (excluding interest and dividend payments for securities sold short):
Net of waivers and reimbursements[4]	0.95%	0.95%
Before waivers and reimbursements[4]	1.47%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[4]	4.14%	5.40%
Before waivers and reimbursements[4]	3.62%	3.69%
Portfolio turnover rate[3]	86%	14%

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.09	$27.98	$24.07	$25.43	$16.52

Income (loss) from investment operations:
Net investment loss	(0.33)	(0.34)	(0.38)	(0.42)	(0.29)
Net realized and unrealized gains (losses) on investments	5.80	0.23	5.26	(0.68)	9.19
Net increase from payment by affiliate	—	—	— [2]	—	—

Total from investment operations	5.47	(0.11)	4.88	(1.10)	8.90

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	— [2]	0.01

Less distributions:
Distributions from net realized gains	(1.78)	(3.78)	(0.97)	(0.26)	—

Total distributions	(1.78)	(3.78)	(0.97)	(0.26)	—

Net asset value, end of period	$27.78	$24.09	$27.98	$24.07	$25.43

Total return[5]	23.80%	(0.48)%	21.00%	(4.44)%	53.93%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$268,633	$306,406	$389,894	$427,013	$538,939
Ratio of expenses to average net assets[6]	1.49%	1.48%	1.50%	1.50%	1.57%
Ratio of net investment loss to average net assets	(1.12)%	(1.19)%	(1.30)%	(1.39)%	(1.50)%
Portfolio turnover rate[2]	55%	76%	65%	67%	76%

[1]	Fund inception date was February 1, 2006.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[6]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

See notes to financial statements.

WASATCH FUNDS — Financial Highlights (continued)	SEPTEMBER 30, 2007

U.S. TREASURY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.12	$14.68	$13.77	$13.68	$14.04

Income (loss) from investment operations:
Net investment income	0.64	0.39	0.45	0.70	0.72
Net realized and unrealized gains (losses) on investments	(0.29)	(0.24)	1.05	0.11	(0.48)

Total from investment operations	0.35	0.15	1.50	0.81	0.24

Redemption fees (see Note 2)	0.01	0.01	0.01	0.01	0.03

Less distributions:
Dividends from net investment income	(0.64)	(0.72)	(0.60)	(0.73)	(0.63)

Total distributions	(0.64)	(0.72)	(0.60)	(0.73)	(0.63)

Net asset value, end of period	$13.84	$14.12	$14.68	$13.77	$13.68

Total return	2.68%	1.21%	11.41%	6.27%	2.17%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$115,788	$204,994	$82,599	$45,088	$67,134
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.71%	0.72%	0.75%	0.75%	0.75%
Before waivers and reimbursements	0.71%	0.72%	0.86%	0.94%	0.91%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	4.23%	4.21%	4.01%	4.50%	4.67%
Before waivers and reimbursements	4.23%	4.21%	3.90%	4.31%	4.51%
Portfolio turnover rate	19%	2%	19%	4%	37%

See notes to financial statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2007

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 14 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth, Global Science & Technology, Heritage Growth, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and the Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) are each diversified funds. The Emerging Markets Small Cap, Heritage Value, International Opportunities and Strategic Income Funds are each non-diversified funds. The Emerging Markets Small Cap Fund commenced operations on October 1, 2007. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor”) as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with United States of America generally accepted accounting principles (“GAAP”). The following is a summary of significant policies related to investments of the Funds held at September 30, 2007.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the latest quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on any exchange or market on a given day, then the option is valued at the most recent bid price. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depository Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. In addition, the Funds may use a systematic fair valuation model provided by an independent third party in certain circumstances to assist in adjusting the valuation of foreign securities.

As of September 30, 2007, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	1.43%
Global Science & Technology Fund	0.45%
Heritage Growth Fund	—
Heritage Value Fund	—
International Growth Fund	0.59%
International Opportunities Fund	1.61%
Micro Cap Fund	0.95%
Micro Cap Value Fund	1.56%
Small Cap Growth Fund	2.25%
Small Cap Value Fund	2.00%
Strategic Income Fund	4.01%
Ultra Growth Fund	3.22%
U.S. Treasury Fund	—

FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FAS 157.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater

WASATCH FUNDS — Notes to Financial Statements (continued)

risks than domestic transactions, including currency, political, economic, regulatory and market risks.

At September 30, 2007, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Market Value of Currency
Global Science & Technology Fund
Taiwan Dollar	$103,406	$104,497
International Growth Fund
British Pound	$55,635	$56,142
Euro	10,173	10,301
Japanese Yen	253,886	253,886
Taiwan Dollar	13,089	13,260

	$332,783	$333,589

International Opportunities Fund
Australian Dollar	$9,103	$9,182
Japanese Yen	40,823	42,362
Taiwan Dollar	24,272	24,577

	$74,198	$76,121

Micro Cap Fund
Australian Dollar	$116,595	$116,595
Micro Cap Value Fund
Australian Dollar	$26,824	$26,948
Small Cap Growth Fund
Australian Dollar	$116,418	$117,437
Brazilian Real	3,808	3,944

	$120,226	$121,381

Small Cap Value Fund
Taiwan Dollar	$98	$99
Strategic Income Fund
Hong Kong Dollar	$2	$2

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, Core Growth, Global Science & Technology, Heritage Growth, Heritage Value, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income and the Ultra Growth Funds (each, an “Equity Fund,” and collectively the “Equity Funds”) may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Options Transactions — The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Estimated expenses are accrued daily. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

SEPTEMBER 30, 2007

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income for the Strategic Income and U.S. Treasury Funds, which are declared and paid quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations.

Accordingly, at September 30, 2007, reclassifications were recorded as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Increase (decrease) paid-in capital in excess of par	$22,662,598	$1,997,465	$1,542,061	$(21,051)	$4,485,663	$102,549
Increase (decrease) undistributed net investment income	4,728,911	1,027,385	123,142	21,300	(779,977)	539,829
Increase (decrease) undistributed net realized gain (loss)	(27,391,509)	(3,024,850)	(1,665,203)	(249)	(3,705,686)	(642,378)

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Increase (decrease) paid-in capital in excess of par	$3,610,164	$1,413,239	$14,901,801	$16,465,086	$139,883	$(678,856)
Increase (decrease) undistributed net investment income	7,379,299	1,076,023	8,212,602	(899,989)	(57,498)	3,049,156
Increase (decrease) undistributed net realized gain (loss)	(10,989,463)	(2,489,262)	(23,114,403)	(15,565,097)	(82,385)	(2,370,300)

	U.S. Treasury Fund
Increase (decrease) paid-in capital in excess of par	$—
Increase (decrease) undistributed net investment income	—
Increase (decrease) undistributed net realized gain (loss)	—

[1]	Inception date of the Fund was August 30, 2007.

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year or period ended September 30, 2007 are summarized below:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Purchases	$714,297,918	$146,087,616	$130,313,387	$1,816,079	$280,528,650	$26,381,543
Sales	1,051,994,797	113,261,843	193,850,616	—	269,146,921	25,391,980

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Purchases	$287,827,988	$114,651,827	$506,245,530	$577,529,751	$28,904,369	$152,895,662
Sales	354,694,110	110,150,261	857,124,266	652,503,161	17,838,134	252,222,924

[1]	Inception date of the Fund was August 30, 2007.

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $35,922,034 and $(128,202,994), respectively.

WASATCH FUNDS — Notes to Financial Statements (continued)

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the year or period ended September 30, 2007 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Global Science & Technology Fund
Premium amount	$—	$73,065	$(28,479)	$—	$(44,586)	$—
Number of contracts	—	328	(53)	—	(275)	—
Heritage Growth Fund
Premium amount	$—	$160,696	$—	$—	$(160,696)	$—
Number of contracts	—	2,100	—	—	(2,100)	—
Heritage Value Fund[1]
Premium amount	$—	$3,542	$—	$—	$—	$3,542
Number of contracts	—	11	—	—	—	11
Micro Cap Fund
Premium amount	$—	$162,745	$—	$—	$(162,745)	$—
Number of contracts	—	2,100	—	—	(2,100)	—
Micro Cap Value Fund
Premium amount	$71,028	$1,005,372	$(151,035)	$(29,946)	$(803,517)	$91,902
Number of contracts	450	9,652	(1,246)	(205)	(8,057)	594
Small Cap Value Fund
Premium amount	$230,882	$922,186	$(238,081)	$(171,135)	$(743,852)	$—
Number of contracts	1,500	7,195	(1,890)	(1,174)	(5,631)	—
Strategic Income Fund
Premium amount	$—	$24,907	$—	$(6,075)	$(18,832)	$—
Number of contracts	—	123	—	(30)	(93)	—
Ultra Growth Fund
Premium amount	$—	$18,525	$—	$—	$(18,525)	$—
Number of contracts	—	190	—	—	(190)	—

[1]	Inception date of the Fund was August 30, 2007.

SEPTEMBER 30, 2007

6. FEDERAL INCOME TAX INFORMATION

As of September 30, 2007, the cost and unrealized appreciation (depreciation) of securities, excluding written options and securities sold short, on a tax basis were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Cost	$993,399,279	$168,700,979	$171,634,241	$2,300,079	$393,478,481	$39,782,317

Gross appreciation	$298,174,140	$40,481,507	$39,437,821	$52,020	$150,091,491	$18,318,941
Gross (depreciation)	(67,942,661)	(3,745,087)	(4,133,470)	(8,136)	(12,551,062)	(2,741,355)

Net appreciation	$230,231,479	$36,736,420	$35,304,351	$43,884	$137,540,429	$15,577,586

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Cost	$506,093,987	$102,173,105	$788,708,157	$609,829,885	$24,847,961	$201,699,304

Gross appreciation	$172,959,633	$23,697,875	$327,244,129	$105,172,160	$2,391,608	$75,732,660
Gross (depreciation)	(44,257,761)	(6,231,803)	(36,705,561)	(55,274,356)	(3,478,461)	(7,271,758)

Net appreciation (depreciation)	$128,701,872	$17,466,072	$290,538,568	$49,897,804	$(1,086,853)	$68,460,902

	U.S. Treasury Fund
Cost	$114,969,888

Gross appreciation	$1,374,102
Gross (depreciation)	(767,683)

Net appreciation	$606,419

[1]	Inception date of Fund was August 30, 2007.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain securities gains and losses.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact to the Funds as FIN 48 becomes effective in March 2008.

WASATCH FUNDS — Notes to Financial Statements (continued)

The components of accumulated earnings on a tax basis as of September 30, 2007 were as follows:

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Undistributed ordinary income	$8,521,343	$5,351,619	$—	$27,540	$16,539,102	$3,291,278
Undistributed capital gains	174,694,125	10,169,156	11,322,253	—	38,373,861	4,466,603

Accumulated earnings	183,215,468	15,520,775	11,322,253	27,540	54,912,963	7,757,881
Accumulated capital and other losses	—	—	—	—	—	—
Other undistributed ordinary losses	(869,706)	(390,952)	(18,608)	(4,094)	—	(28,310)
Net unrealized appreciation*	230,237,378	36,678,625	35,291,971	43,051	136,958,996	15,591,883

Total accumulated earnings	$412,583,140	$51,808,448	$46,595,616	$66,497	$191,871,959	$23,321,454

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Undistributed ordinary income	$1,153,139	$3,517,746	$—	$30,752,970	$1,200,628	$—
Undistributed capital gains	75,050,231	11,483,993	107,746,400	96,636,737	255,181	18,239,103

Accumulated earnings	76,203,370	15,001,739	107,746,400	127,389,707	1,455,809	18,239,103
Accumulated capital and other losses	—	—	—	—	—	—
Other undistributed ordinary losses	(126,003)	(17,233)	—	—	(21,730)	(759)
Net unrealized appreciation/depreciation*	128,696,625	17,426,691	290,249,467	50,843,699	(951,010)	68,387,540

Total accumulated earnings	$204,773,992	$32,411,197	$397,995,867	$178,233,406	$483,069	$86,625,884

	U.S. Treasury Fund
Undistributed ordinary income	$129,727
Undistributed capital gains	—

Accumulated earnings	129,727
Accumulated capital and other losses	(6,693,201)
Other undistributed ordinary losses	(130,010)
Net unrealized appreciation*	606,419

Total accumulated earnings	$(6,087,065)

[1]	Inception date of Fund was August 30, 2007.

*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards expire September 30:

Fund	2008	2009	2010	2015
U.S. Treasury Fund	$485,296	$4,318,964	$831,495	$225,538

The U.S. Treasury Funds had $831,908 of post-October capital losses. The Core Growth, Global Science & Technology, Heritage Growth, Micro Cap, Micro Cap Value, and Ultra Growth Funds had $869,706, $390,352, $17,353, $126,003, $13,502, and $759, respectively, of post-October currency losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the following tax year.

SEPTEMBER 30, 2007

The tax character of distributions paid during the year or period ended September 30, 2007 was as follows:

2007	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund[1]	International Growth Fund	International Opportunities Fund
Ordinary income	$7,290,307	$—	$23,657	$—	$—	$62,484
Capital gain	107,442,861	5,210,791	7,225,239	—	69,456,586	2,442,244

Total	$114,733,168	$5,210,791	$7,248,896	$—	$69,456,586	$2,504,728

2007	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Ordinary income	$2,745,719	$5,585,055	$—	$13,942,266	$958,492	$5,456,463
Capital gain	64,975,198	12,810,726	92,697,704	75,189,464	—	15,688,974

Total	$67,720,917	$18,395,781	$92,697,704	$89,131,730	$958,492	$21,145,437

2007	U.S. Treasury Fund
Ordinary income	$7,951,409
Capital gain	—

Total	$7,951,409

[1]	Inception date of the Fund was August 30, 2007.

The tax character of dividends paid during the year or period ended September 30, 2006 was as follows:

2006	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Micro Cap Fund
Ordinary income	$25,301,016	$—	$5,846,002	$—	$—	$9,692,672
Capital gain	122,056,473	1,860,003	2,681,242	9,365	—	91,613,465

Total	$147,357,489	$1,860,003	$8,527,244	$9,365	$—	$101,306,137

2006	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund[1]	Ultra Growth Fund	U.S. Treasury Fund
Ordinary income	$2,115,580	$3,535,845	$17,898,270	$273,109	$5,104,375	$9,215,585
Capital gain	6,129,820	156,091,699	80,331,327	—	46,249,586	—

Total	$8,245,400	$159,627,544	$98,229,597	$273,109	$51,353,961	$9,215,585

[1]	Inception date of the Fund was February 1, 2006.

The tax character of dividends paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

SUPPLEMENTAL TAX INFORMATION (UNAUDITED)

The Funds hereby designate approximately $129,040,317, $6,519,523, $8,959,750, $72,591,223, $2,501,287, $68,746,271, $13,893,267, $111,779,099, $87,679,742, $26,529, and $18,238,271 as a capital gain dividend for the Core Growth, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, and Ultra Growth Funds, respectively, for the purpose of the dividends paid deduction.

WASATCH FUNDS — Notes to Financial Statements (continued)

For the fiscal year ended September 30, 2007 certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extend dividends are paid during the calendar year 2007 complete information will be reported on a shareholder’s 2007 Form 1099-DIV. The amount designated as qualified dividend income for the year or period ended September 30, 2007 will be at the highest allowable amount permitted by law.

Corporate shareholders should note that for the year ended September 30, 2007, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions was as follows:

	Core Growth Fund	Heritage Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Percentage	32%	100%	1%	31%	4%	28%	17%	8%

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets of each Fund. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2009. Investment advisory fees and fees waived, if any, for the year or period ended September 30, 2007 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund	International Opportunities Fund
Advisory Fee	1.00%	1.50%	0.70%	0.70%	1.50%	2.00%
Expense Limitation	1.50%	1.95%	0.95%	0.95%	1.95%	2.25%

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Advisory Fee	2.00%	2.00%	1.00%	1.50%	0.70%	1.25%
Expense Limitation	2.50%	2.25%	1.50%	1.95%	0.95%	1.75%

	U.S. Treasury Fund
Advisory Fee	0.50%
Expense Limitation	0.75%

Affiliated Interests — An officer of the Funds owns approximately 14% and 11% of the shares outstanding of the International Opportunities and Strategic Income Funds, respectively, as of September 30, 2007.

SEPTEMBER 30, 2007

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2007 with “affiliated companies” as so defined:

	Share Activity					Dividends Credited to Income	Gain (loss) Realized on Sale of Shares
	Balance 9/30/06	Purchases/ Additions	Sales/ Reductions	Balance 9/30/07
Micro Cap Fund
AutoInfo, Inc.	2,206,015	—	—	2,206,015		$—	$—
Bri-Chem Corp.	—	969,640	—	969,640		—	—
Cardica, Inc.	215,055	484,496	407,330	292,221	*	—	939,375
Enpath Medical, Inc.	436,825	—	436,825	—	*	—	1,682,554
Epic Bancorp	192,400	48,343	—	240,743		33,920	—
inTEST Corp.	528,550	56,125	—	584,675		—	—
SM&A	1,341,985	110,040	15,550	1,436,475		—	(20,202)
VNUS Medical Technologies, Inc.	918,051	61,801	—	979,852		—	—

						$33,920	$2,601,727

Small Cap Growth Fund
Power Integrations, Inc.	1,455,490	45,360	612,441	888,409	*	$—	$481,126

Small Cap Value Fund
SM&A	673,153	288,844	32,820	929,177	*	$—	$(31,031)
United PanAm Financial Corp.	594,610	201,685	25,940	770,355	*	—	(170,866)
Vitran Corp., Inc.	680,315	8,710	75,500	613,525	*	—	90,311

						$—	$(111,586)

*	No longer affiliated as of September 30, 2007.

WASATCH FUNDS — Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2007, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

DataPath, Inc.	Common Stock	6/23/06	$7,566,680	$3,439,400	0.27%
Solar Capital, LLC	Common Stock	3/7/07	13,200,900	13,200,900	1.06%

			$20,767,580	$16,640,300	1.33%

Global Science & Technology Fund

Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	407,426	0.20%
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	31,960	0.02%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 9/5/07	312,144	286,800	0.14%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	111,107	111,107	0.05%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp.	Warrants	5/11/07	—	8,999	0.01%
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	150,000	64,151	0.03%
Point Biomedical Corp., Series G	Preferred Stock	5/11/07	15,723	6,724	—
QRSciences Holdings Ltd.	Warrants	2/7/07	—	—	—
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	7,076	7,076	—

			$1,060,267	$924,243	0.45%

International Growth Fund

Redcorp Ventures Ltd.	Warrants	7/5/07	$—	$—	—

International Opportunities Fund

QRSciences Holdings Ltd.	Warrants	2/7/07	$—	$—	—
Redcorp Ventures Ltd.	Warrants	7/5/07	—	—	—
Star Asia Finance Ltd.	Common Stock	2/22/07	607,350	561,799	1.00%

			$607,350	$561,799	1.00%

Micro Cap Fund

Cardica, Inc.	Warrants	6/7/07	$19,380	$433,417	0.07%
CryoCor, Inc.	Warrants	4/24/07	7,435	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	1,540,000	0.24%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp.	Warrants	5/11/07 - 9/7/07	—	94,708	0.02%
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,000,000	427,674	0.07%
Point Biomedical Corp., Series G	Preferred Stock	5/11/07 - 9/7/07	165,478	70,770	0.01%

			$2,732,293	$2,566,569	0.41%

Micro Cap Value Fund

Acusphere, Inc.	Warrants	7/29/04 - 10/20/04	$—	$—	—
Cardica, Inc.	Warrants	6/7/07	9,302	208,042	0.17%
CryoCor, Inc.	Warrants	4/24/07	1,859	—	—
Electro-Optical Sciences, Inc.	Warrants	10/31/06	—	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Farallon Resources Ltd.	Warrants	12/21/06	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	419,000	0.35%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	500,004	0.42%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp.	Warrants	5/11/07 - 9/7/07	—	18,942	0.02%
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	200,000	85,535	0.07%
Point Biomedical Corp., Series G	Preferred Stock	5/11/07 - 9/7/07	33,095	14,154	0.01%
QRSciences Holdings Ltd.	Warrants	2/7/07	—	—	—
Redcorp Ventures Ltd.	Warrants	7/5/07	—	—	—

			$1,163,260	$1,245,677	1.04%

SEPTEMBER 30, 2007

9. RESTRICTED SECURITIES (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Small Cap Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.05%
Fluidigm Corp., Series E	Preferred Stock	12/22/06	2,500,000	2,500,000	0.23%
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	427,170	0.04%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 9/5/07	3,121,435	2,868,000	0.27%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 8/7/07	420,000	403,452	0.04%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	2,000,000	0.19%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	1,485,102	1,485,102	0.14%
Orexigen Therapeutics, Inc. PIPE, Series C	Preferred Stock	11/21/06	1,000,001	1,783,407	0.16%
Orqis Medical Corp., Series D	Preferred Stock	2/28/07	1,200,000	840,000	0.08%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp.	Warrants	5/11/07	—	119,984	0.01%
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	2,000,000	855,347	0.08%
Point Biomedical Corp., Series G	Preferred Stock	5/11/07	209,642	89,658	0.01%
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	504,267	0.05%
Indevus Pharmaceuticals, Inc.	Rights	2/1/06 - 2/2/06	406,537	—	—
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,500,000	1,343,162	0.12%

			$19,044,021	$15,790,977	1.47%

Small Cap Value Fund

Redcorp Ventures Ltd.	Warrants	7/5/07	$—	$—	—
Solar Capital, LLC	Common Stock	3/7/07	7,079,100	7,079,100	1.07%
Star Asia Finance Ltd.	Common Stock	2/22/07	6,000,000	5,550,000	0.84%

			$13,079,100	$12,629,100	1.91%

Strategic Income Fund

Goldwater Bank, N.A.	Common Stock	2/28/07	$81,000	$81,000	0.34%
Redcorp Ventures Ltd.	Corporate Bond	7/5/07	282,956	255,928	1.09%
Solar Capital, LLC	Common Stock	3/7/07	294,000	294,000	1.24%
Star Asia Finance Ltd.	Common Stock	2/22/07	342,650	316,951	1.34%

			$1,000,606	$947,879	4.01%

Ultra Growth Fund

Bravo Health, Inc., Series G	Preferred Stock	11/1/04	$571,428	$571,428	0.21%
Electro-Optical Sciences, Inc.	Warrants	10/31/06	—	—	—
Farallon Resources Ltd.	Warrants	12/21/06	—	—	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 9/5/07	2,809,292	2,581,200	0.96%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 8/7/07	420,000	403,452	0.15%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	500,001	0.19%
Neutral Tandem, Inc., Series C	Preferred Stock	2/2/06	403,796	403,796	0.15%
Ophthonix, Inc., Series C	Preferred Stock	9/23/05	500,000	500,000	0.19%
Point Biomedical Corp.	Warrants	2/16/05	—	—	—
Point Biomedical Corp., Series F	Preferred Stock	2/16/05	1,500,000	641,510	0.24%
Redcorp Ventures Ltd.	Warrants	7/5/07	—	—	—
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	151,395	0.06%
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	1,290,242	0.48%
Transoma Medical, Inc., Series B	Preferred Stock	1/20/06	475,001	604,823	0.22%
Xtera Communications, Inc., Series A-1	Preferred Stock	9/3/03	99,065	99,065	0.04%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—
Zonare Medical Systems, Inc., Series E	Preferred Stock	6/30/04	1,000,000	895,441	0.33%

			$9,509,487	$8,642,353	3.22%

L.P. Limited Partnership Interest

PIPE Private Investment in a Public Equity

WASATCH FUNDS — Notes to Financial Statements (continued)	SEPTEMBER 30, 2007

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth, and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2007 were $185,000, $1,850,000, and $1,665,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In November 2004, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire shares of Bravo Health, Inc., Series G Pfd. The remaining commitment amounts at September 30, 2007 were $428,572 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2007 were $1,080,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

11. CONTINGENT PAYMENTS

In February 2006, GeneOhm Sciences, Inc., a holding in the Small Cap Growth and Ultra Growth Funds, was acquired by Becton, Dickinson and Company. The purchase price consisted of an up-front cash payment and may include additional contingent payments up to $1,202,820 and $361,190, respectively, based on future events occurring on or before December 31, 2007.

12. LINE OF CREDIT

The Equity Funds opened a $75,000,000 Line of Credit (the “Line”), of which $50,000,000 is committed, with State Street Bank and Trust Company on June 4, 2007. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charge directly to a Fund based upon actual amounts borrowed by the Fund.

The following Funds had borrowings:

Fund	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at September 30, 2007
Core Growth	$8,589,000	1	$1,372	5.75%	$—
Heritage Growth	1,455,600	5	1,143	5.65%	1,451,000
Micro Cap Value	1,464,875	8	1,726	5.30%	—
Small Cap Growth	4,230,386	44	29,738	5.75%	—
Small Cap Value	2,104,636	22	7,233	5.62%	—
Strategic Income	353,680	25	1,417	5.77%	—
Ultra Growth	2,187,222	18	6,358	5.81%	—

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2007

To the Board of Directors

and Shareholders of

Wasatch Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund, Wasatch Global Science & Technology Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund, and Wasatch Heritage Value Fund (constituting Wasatch Funds, Inc., hereafter referred to as the “Funds”) at September 30, 2007, the results of each of their operations for the year or period then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

November 20, 2007

WASATCH FUNDS — Directors and Officers

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 65	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	14	None

Independent Directors

James U. Jensen, J.D., MBA 44 North Wolcott Salt Lake City, UT 84103 Age 63	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) since 2001; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	14	Private companies and foundations only.

William R. Swinyard, Ph.D. 470 S. Woodland Hills Drive Woodland Hills, UT 84653 Age 67	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	14	None

D. James Croft, Ph.D. 9209 Hidden Creek Drive Great Falls, VA 22066-2211 Age 65	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder and Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	14	None

[1]	Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

WASATCH FUNDS — Directors and Officers (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers

Venice F. Edwards, CFA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 57	Vice President	Indefinite Served as Vice President since September 2004	Senior Compliance Officer for the Advisor since 2006; Chief Compliance Officer for the Advisor from 2004 to 2006; Treasurer of the Funds from 1996 to 2007; Director of Compliance for the Advisor from 1995 to 2004 and Secretary of the Advisor since 1999.	Not Applicable	Not Applicable

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 38	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.	Not Applicable	Not Applicable

Russell Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Chief Compliance Officer and Vice President	Served as Chief Compliance Officer and Vice President since February 2007	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005	Not Applicable	Not Applicable

Melanie H. Zimdars 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 31	Treasurer and Secretary	Indefinite Served as Treasurer and Secretary since February 2007	Treasurer and Secretary for Wasatch Funds since February 2007; Assistant Treasurer for Wasatch Funds from November 2006 to February 2007; Senior Fund Administrator for the Advisor since 2005; Compliance Officer at U.S. Bancorp Fund Services, LLC from 2001 to 2005.	Not Applicable	Not Applicable

Additional information about the Funds’ directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information	SEPTEMBER 30, 2007

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N- Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

BOARD APPROVAL DISCLOSURE FOR THE HERITAGE VALUE FUND

At a meeting held on August 29, 2007 (the “August Meeting”), the Board of Directors of Wasatch Funds, Inc. (the “Company”), including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between the Company on behalf of the Heritage Value Fund (the “New Fund”) and Wasatch Advisors, Inc. (the “Advisor”). To assist the Board in its evaluation of the Advisory Contract, the Independent Directors received materials and other information, in adequate time in advance of the August Meeting, which outlined, among other things:

•	the terms and conditions of the Advisory Contract, including the nature, extent and quality of services to be provided to the New Fund by the Advisor;
•	the organization and business operations of the Advisor, including the experience of persons who will manage the New Fund;
•	the proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party;
•	the projected expenses of the New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the profitability of the Advisor for advisory services; and
•	the soft dollar practices of the Advisor.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At a meeting held on May 11, 2007 (the “May Meeting”), the Board received materials describing the philosophy, investment objectives and strategies of the New Fund. At the May Meeting, the Advisor made a presentation to, and responded to questions from, the Board regarding the proposed New Fund. The Independent Directors met with the portfolio managers designated for the New Fund to discuss, among other things, the New Fund’s investment objectives, strategies and experience of the team. At the August Meeting, the Advisor further explained its investment strategies for the New Fund, discussed market conditions, described proposed fees and expenses, highlighted any changes from the previous presentation at the May Meeting and responded to questions from the Board.

During the previous day and then again after reviewing the written materials and discussing issues pertaining to the proposed approval of the Advisory Contract with representatives of the Advisor, the Independent Directors met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider approval of the Advisory Contract on behalf of the New Fund. It is with this background that the Independent Directors considered the approval of the Advisory Contract for the New Fund.

The Independent Directors, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the performance of the Advisor; (c) the costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as the New Fund grows; and (e) whether fee levels reflect any such economies of scale.

With respect to the nature, extent and quality of services to be provided by the Advisor, the Independent Directors reviewed the information regarding the types of services (advisory and non-advisory or administrative) to be provided under the Advisory Contract for the New Fund; narrative and statistical information concerning the Advisor’s performance record with other funds it advises; and information describing the Advisor’s organization and business. As noted above, the Independent Directors met at the May Meeting with the proposed lead manager for the New Fund and reviewed and evaluated their professional experience, qualifications and credentials. Further, given the

SEPTEMBER 30, 2007

Independent Directors’ experience with other Wasatch funds, the Independent Directors noted that they were familiar with and have a good understanding of the organization, operations and personnel of the Advisor, including its research department and personnel. Based on their review, the Independent Directors concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the Advisory Contract were satisfactory.

With respect to investment performance, it was noted that because the New Fund had not commenced operations and does not yet have its own performance history, the Board reviewed and considered performance information regarding the Advisor’s past performance record with other funds.

In evaluating the proposed management fees and expenses, the Independent Directors considered the New Fund’s proposed management fees and expected expense ratio in absolute terms and as compared with the fees and expenses of a peer group of comparable unaffiliated funds provided by an independent third party. In addition, the Independent Directors considered the expense limitation agreement provided by the Advisor on behalf of the New Fund. Although the Advisor does not currently manage other funds or separately managed accounts with the same investment style as the New Fund, the Independent Directors had at previous meetings reviewed the fees charged by the Advisor for non-mutual fund institutional clients and for “high net worth” separate accounts and were familiar with the fees the Advisor assesses to these other clients. Based upon this information, the Independent Directors noted that the Heritage Value Fund had advisory fees and an estimated expense ratio lower than the median advisory fees and expense ratio of its peer group. The Independent Directors also considered the costs of the research intensive approach followed by the Advisor, the overall expense structure of the New Fund and peer group, and the overall expense limitation provided by the Advisor.

In conjunction with its review of fees, the Independent Directors also considered the profitability of the Advisor for its advisory services provided to Wasatch Funds. The Independent Directors reviewed information provided by the Advisor concerning the estimated revenue to the Advisor as a result of the proposed relationship with the New Fund. The Independent Directors also reviewed the revenues and expenses of the Advisor for advisory services to Wasatch Funds for the calendar year ending December 31, 2006 and the allocation methodology used in preparing the profitability data. In reviewing profitability, the Independent Directors recognized the subjective nature of determining profitability, which may be affected by numerous factors including the allocation of expenses. The Independent Directors also recognized the difficulties in making comparisons, as the profitability from other advisors generally is not publicly available and the profitability information that is available for certain advisors or management firms may not be representative of the industry and may be affected by, among other things, the advisor’s particular business mix, capital costs, types of funds managed and expense allocations. The Independent Directors also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. As noted below, in considering profitability, the Independent Directors also considered the effect of fall-out benefits (such as soft-dollar arrangements) on the Advisor’s expenses. The Independent Directors further considered the profitability of the Advisor before taxes and marketing expenses (including supermarket fees). Based on their review, the Directors were satisfied that the Advisor’s level of profitability was reasonable in light of the services to be provided.

In reviewing compensation, the Independent Directors noted that similar to other Wasatch funds, the advisory fee schedule for the New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Directors recognized that breakpoints may be one way for the benefits of economies of scale to be shared with investors. The Independent Directors noted that most of the Wasatch Funds invest in small- and micro-cap securities, and that, traditionally, the Advisor has periodically closed certain equity funds at asset levels it believes necessary or appropriate to manage the respective fund effectively. The Independent Directors noted, however, that the Advisor does not expect, based on current market conditions, that it will need to close the New Fund to control asset levels in the near term since the New Fund is not expected to experience the same capacity constraints. The Independent Directors also are aware of the Advisor’s position that for small-cap funds, the fees reflect the limited profit potential and research personnel-intensive process and for large-cap funds, the fees reflect the potential economies that may be received over time as assets grow. Considering the above, the Independent Directors concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable.

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of their relationship with the New Fund. In this regard, in connection with their experience with the Advisor for other Wasatch Funds, the Independent Directors have previously reviewed information concerning the Advisor’s soft dollar arrangements, including its policies for allocating for brokerage and research services. In light of their experience, the Independent Directors are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Contract were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to the New Fund, and that the Advisory Contract should be and was approved.

WASATCH FUNDS — Service Providers	SEPTEMBER 30, 2007

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman & Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 98. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the informa- tion in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Other Investment Strategies and Their Risks.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 102.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

SEPTEMBER 30, 2007

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 101. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date.

Ratio to average net assets of: Expenses shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio to average net assets of: Net investment income shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WWW.WASATCHFUNDS.COM

800.551.1700

Item 2:	Code of Ethics.

(a)	Wasatch Funds, Inc. (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the Registrant has determined that the Registrant has one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	For the reporting period, the name of the audit committee financial expert was James U. Jensen. Mr. Jensen was deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2007 and September 30, 2006 were $231,606 and $220,700, respectively.

(b) Audit Related Fees - The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2006 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2007 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2007 and 2006, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2007 and September 30, 2006 were $58,289 and $49,583, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2007 and 2006, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees - The aggregate fees billed for professional services rendered by the independent public accounting firm to the Registrant regarding the implementation of Financial Accounting Standards Board Release No. 48 for the fiscal year ended September 30, 2007 was $1,928. There were no fees billed for the fiscal year ended September 30, 2006 for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2007 and 2006, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant for any other non-audit services for the fiscal years ended September 30, 2007 and 2006 for the Registrant other than as disclosed above.

(h) No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: November 29, 2007

By:	/s/ Melanie H. Zimdars
Melanie H. Zimdars
Secretary/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date: November 29, 2007